                                                                     EXHIBIT 2.5

                                                                  Execution copy
                                                                  --------------
                                                          Contribution Agreement
                                                          ----------------------

--------------------------------------------------------------------------------


                            CONTRIBUTION AGREEMENT
                                 by and among



                          ADVERTISING ANTWERPEN B.V.

                               CALLE ARCOS, S.L.

                    CANTABRO CATALANA DE INVERSIONES, S.A.

                    COMPANIA DE CARTERA E INVERSIONES, S.A.

                                  DEYA, S.A.

                            HAVAS ADVERTISING, S.A.

                                MARTINEZ-ROVIRA

                                INVERMARO, S.L.

                                      and

                  INVERSIONES Y SERVICIOS PUBLICITARIOS, S.A.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
1.-  OBJECT OF THIS AGREEMENT....................................................   4
2.-  DETERMINATION OF NEW MP.....................................................   4
3.-  MEDIA BUSINESS CONTRIBUTIONS................................................   4
     3.1.- Media Business Contributions by MP Shareholders.......................   4
     3.2.- Media Business Contributions by HA....................................   5
     3.3.- Transfer consideration................................................   7
     3.4.- Description of Media Business Contributions...........................   7
     3.5.- Representations and warranties........................................   8
           3.5.1.- With respect to the Media Business Contributions and New MP...   8
           3.5.2.- Obligation to indemnify.......................................   8
           3.5.3.- Representations and warranties time bar.......................   9
           3.5.4.- Claim procedure...............................................   9
           3.5.5.- Minimum claim and recovery....................................  11
           3.5.6.- Access to New MP..............................................  11
4.-  CLOSING.....................................................................  11
5.-  MIGRATION...................................................................  12
Portugal.........................................................................  12
Spain............................................................................  12
6.-  OTHER ISSUES................................................................  13
     6.1.- Non-competition exception.............................................  13
     6.2.- Fulfilment of conditions precedent....................................  14
     6.3.- Latin American subsidiaries agreement.................................  14
     6.4.- Press release.........................................................  14
     6.5.- Approvals.............................................................  14
7.-  REGULATORY ISSUES...........................................................  14
8.-  NOTICES.....................................................................  14
9.-  GOVERNING LAW...............................................................  16
10.- ASSIGNABILITY...............................................................  16
11.- JURISDICTION................................................................  16
12.- ANNEXES.....................................................................  17
13.- INTEGRATION WITH MERGER AGREEMENT AND IMPLEMENTATION AGREEMENTS.............  17
14.- NEW MP AS A PARTY...........................................................  17
     List of Annexes.............................................................  19
     Annex A - Definitions.......................................................  20
     Annex 3.4 - Description of the Media Business Contribution..................  21
     Annex 3.5.1 - Representations and warrants..................................  37
     Annex 3.5.2 - Proportional liability MP Shareholders........................  38

THIS AGREEMENT is executed on this 22nd day of March 1999

                                 BY AND AMONG

ADVERTISING ANTWERPEN B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) duly incorporated and legally existing under the laws of The Netherlands with corporate seat in Amsterdam, The Netherlands, and registered office at World Trade Center, Tower B, 17th floor, Strawinskylaan 1725, 1077 XX Amsterdam, The Netherlands, registered with the Trade Register in Amsterdam under number 33.250.361, duly represented by Mr. Leopoldo Rodes Castane, of Spanish nationality, of legal age, and with passport number 36210822, by virtue of a power of attorney granted by the Managing Director, formalized before the Notary Public Dr. Gerard Strang of Amsterdam, The Netherlands, on January 26,1999 ("Advertising Antwerpen"),

CALLE ARCOS, S.L., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Madrid (Spain), calle Alberto Alcocer 10, 3B, registered with the Trade Register in Madrid, volume 8,495, folio 8, page number M-136.882, with Tax Identification Number B-60458163, duly represented by Mr. Fernando Rodes Vila, of Spanish nationality, of legal age, and with Identification Number 46219948-E, by virtue of the power of attorney granted by the Sole Administrator (Administrador Solidario), before the Notary Public of Barcelona, Mr. Javier Garcia Ruiz, with number 1.228 of his protocol, on March 18, 1999 ("Calle Arcos"),

CANTABRO CATALANA DE INVERSIONES, S.A., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Santander (Spain), Paseo de Pereda n 9, registered with the Trade Register in Cantabria, volume 643, folio 97, page number S-8744, second inscription, with Tax Identification Number A-08007478, duly represented by Mr. Francisco Gonzalez-Robatto Fernandez, of Spanish nationality, of legal age, with Identification Number 50.792.382X, by virtue of the power of attorney granted by the Board of Directors on January 20, 1999 and formalized before the Notary Public of Santander Mr. Jose Maria Prada Diez on January 25, 1999, with number 193 of his protocol ("Cantabro Catalana"),

COMPANIA DE CARTERA E INVERSIONES, S.A., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Madrid (Spain), Paseo de la Castellana 81, registered at the Trade Register in Madrid volume 5129, 4279 of the third section, folio 24, page number 40669, with Tax Identification Number A-48027890, duly represented by Mr. Manuel Esteve Claramun, of Spanish nationality, of legal age, and with Identification Number 39000910-V, or Mr. Pastor Sampedro Lago, of Spanish nationality, of legal age, and with Identification Number 14377641-L; by virtue of the power of attorney granted by the Sole Administrator (Administrador Solidario) and formalized before the Notary Public of Bilbao Mr. Jose Maria Arriola Arana with number 294 of his protocol, on January 26, 1999 ("Compania de Cartera e Inversiones"),

DEYA, S.A., a limited liability company duly incorporated and legally existing under the laws of Luxembourg, with registered office at 19-21 Boulevard du Prince Henri, L-1724 Luxembourg, R.C 26285, registered with the Trade Register in Luxembourg under number 26.285, Section B, with Tax Identification Number A-J7500040, duly represented by Mr. Enrique Pinel Lopez, of Spanish nationality, of legal age, and with Identification Number 2.011.846-K in his capacity as Administrator of the company specially empowered by virtue of the resolution passed by the Board of Directors on January 19, 1999, legalised before the Notary Public of Luxembourg, Mr. Paul Bettingen, on January 25, 1999 ("Deya"),

Mr. JOSE MARTINEZ-ROVIRA VIDAL, of Spanish nationality, of legal age and with Identification Number 37.604.987-X, on his own behalf and name, and duly representing:

- Mrs. MARIA LUISA MUNOZ ALVAREZ, of Spanish nationality, of legal age and with Identification Number 37.749.687-V;

- Mrs. CRISTINA MARTINEZ-ROVIRA MUNOZ, of Spanish nationality, of legal age and with Identification Number 46.133.906-T; and

- Mrs. SANDRA MARTINEZ-ROVIRA MUNOZ, of Spanish nationality, of legal age and with Identification Number 38.135.202-Y,

by virtue of a power of attorney granted in his favour by the above-mentioned persons, formalized before the Notary Public of Barcelona, Mr. Amador Lopez Balina, with number 361 of his protocol,(together "Martinez-Rovira")

INVERMARO, S.L., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Barcelona (Spain), called Dr. Fleming, 17, registered with the Trade Register in Barcelona, volume 10,952, folio 99, page number B-11,967, third inscription, with Tax Identification Number A-58846858, duly represented by Mr. Jose Martinez-Rovira Vidal, of Spanish nationality, of legal age, and with Identification Number 37.604.987-X, by virtue of the power of attorney granted by the Sole Administrator (Administrador Unico) on April 22, 1997 and formalized before the Notary Public of Barcelona, Mr. Armador Lopez Balina, with number 2,051 of his protocol ("Invermaro"), (the "MP Shareholders")

HAVAS ADVERTISING S.A., a limited liability company duly incorporated and legally existing under the laws of France, with registered office at 84, rue de Villiers, 92683 Levallois-Perret (France), registered with the Trade Register inNanterre under number B335480265, duly represented by Alain de Pouzilhac, of French nationality, of legal age, married, with address in 75008 Paris, 21 Rue de Miromesnil, and with passport number 753197031529 ("HA"), in his capacity as President of the Board of Directors. (collectively the "Parties") and

INVERSIONES Y SERVICIOS PUBLICITARIOS S.A., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Madrid (Spain), calle Alberto Alcocer n 10, Apt. 3 B, registered with the Trade Register in Madrid, volume 8661 general, 7529 of the third section of the Company register, folio 95, page number 82483-2, with Tax Identification Number A-78809662, duly represented by Mr. Alfonso Rodes Vila, of Spanish nationality, of legal age and with Identification Number 46 117.271-V, by virtue of the power of attorney granted by the Sole Administrator (Administrador Unico), before the Notary Public of Barcelona, Mr. Javier Garcia Ruiz, with number 1.229 of his protocol, on March 18,1999 ("New MP").

                                    WHEREAS

I. On November 29th, 1998, the Parties executed an agreement (the "Merger Agreement"), amended by a letter agreement dated January 21st, 1999 and a supplemental and amendment agreement executed on the date hereof (the "`Supplemental Agreement"), establishing the terms and conditions pursuant to which they would combine their Media Business.

II. Clause 2.1 of the Merger Agreement provided for the execution of a contribution agreement describing in detail the Media Business to be contributed (the "Media Business Contributions"), determining therein the assets, rights and contractual obligations to be transferred, as well as the inclusion of certain other matters.

III. Having all conditions precedent been fulfilled, the Parties wish to proceed with the obligations established in the Merger Agreement, and execute this Contribution Agreement, which should be understood and construed as an implementation of the Merger Agreement.

IV. HA is a party to this Agreement acting for itself and for its group companies, to the extent such group companies own any of the Media Business to be contributed pursuant to this Agreement.

NOW THEREFORE the Parties hereby agree as follows:


Definitions:
------------

Capitalized terms shall have the meaning ascribed to them in this Agreement, if defined herein, or the meaning ascribed to them in the Merger Agreement, if defined therein. Terms are defined in the text of the Agreement where most appropriate. For ease of reference, all capitalized terms are indexed in Annex A.

1.- OBJECT OF THIS AGREEMENT

The object of this Contribution Agreement is to (i) determine in detail as far as possible the Media Business Contributions to be transferred on the Merger Date, and establish representations and warranties thereto; and (ii) reflect certain issues required under the Merger Agreement.

2.- DETERMINATION OF NEW MP

The Parties agree that New MP shall be Inversiones y Servicios Publicitarios, S.A., which name will be amended, as provided in the Merger Agreement.

3.- MEDIA BUSINESS CONTRIBUTIONS

3.1.- Media Business Contributions by MP Shareholders
-----------------------------------------------------

MP shareholders shall contribute to New MP by contribution in kind, with effect as of January 1st, 1999, the MP shares described below:

Deya:
-----

40,000 shares in the share capital of MP, with a nominal value of one thousand pesetas (1,000 ptas.) each, numbers 638 to 2.250 inclusive, numbers 2.514 to
7.025 inclusive, numbers 11.776 to 15.000 inclusive, numbers 42.476 to 50.000 inclusive, numbers 68.226 to 78.500 inclusive, numbers 80.567 to 88.166 inclusive and numbers 89.251 to 94.500 inclusive.

Compania de Cartera e Inversiones:
----------------------------------

20,000 shares in the share capital of MP, with a nominal value of one thousand pesetas (1,000 ptas.) each, numbers 126 to 250 inclusive, numbers 7.751 to 10.850 inclusive, numbers 19.901 to 27.425 inclusive, numbers 67.001 to 67.750 inclusive, numbers 99.501 to 100.000 inclusive, numbers 27.426 to 31.425 inclusive, numbers 31.426 to 34.950 inclusive and numbers 67.751 to 68.225 inclusive.

Cantabro Catalana:
------------------

5,000 shares in the share capital of MP, with a nominal value of one thousand pesetas (1,000 ptas.) each, numbers 39.783 to 41.282 inclusive, numbers 59.501 to 62.000 inclusive and numbers 79.567 to 80.566 inclusive.

Invermaro:
----------

2,999 shares in the share capital of MP, with a nominal value of one thousand pesetas (1,000 ptas.) each, numbers 41.283 to 41.716 inclusive, numbers 65.502 to 67.000 inclusive and numbers 78.501 to 79.566 inclusive; Invermaro will enter into a split off process after the date of this Agreement, whereby the shares that it owns in MP as well as the shares that it owns in Calle Arcos will be transferred to New MP in exchange for shares of New MP to be issued to its shareholders, Martinez-Rovira. Due to the split off process, transfer of the shares of MP that Invermaro owns may occur after the Merger Date. This shall not affect completion of the Merger,

Calle Arcos:

3,002 shares in the share capital of MP, with a nominal value of one thousand pesetas (1,000 ptas.) each, numbers 64.001 to 65.501 inclusive and numbers
58.000 to 59.500 inclusive; Calle Arcos will be merged ("cesion global de activos y pasivos") into New MP prior to the Merger Date. As a result, on or subsequent to the Merger Date Calle Arcos shall cease to exist and the shares of MP held by Calle Arcos, as of the date hereof, will have been transferred to New MP.

Advertising Antwerpen is not required to contribute the shares that it owns in
----------------------
MP since they are all held through New MP; New MP presently holds 28,999 shares in the share capital of MP, with a nominal value of one thousand pesetas (1,000 ptas.) each, numbered 7.426 to 7.750 inclusive; 41.717 to 42.475 inclusive;
88.167 to 89.250 inclusive; 34.951 to 39.782 inclusive; 94.501 to 99.500 inclusive; 57.001 to 57.999 inclusive; 1 to 125 inclusive; 251 to 637 inclusive;
2.251 to 2.513 inclusive; 7.026 to 7.425 inclusive; 10.851 to 11.775 inclusive;
15.001 to 19.900 inclusive; 50.001 to 57.000 inclusive; 62.001 to 64.000 inclusive.

3.2.- Media Business Contributions by HA
----------------------------------------

HA shall contribute to New MP by contribution in kind with effect as of January 1st, 1999;

a) all the shares (except for the minimum shares held by directors for the purpose of their appointment as required by law and/or the by-laws) of Mediapolis Worldwide, S.A. which shall own, in addition to its own business activity, all the shares (except for the minimum shares held by directors for the purpose of their appointment as required by law and/or the by-laws), whether directly or indirectly, of the following companies:

          -  AFFI Conseil S.A.
          -  Concerto Media S.A.
          -  HCA SNC (which name may be changed by HA prior to Merger Date)
          -  MCBB S.A.
          -  Mediapolis S.A.
          - Societe d'Expertise Media SNC, which will include the division identified as CCA

b) all the shares (except for the minimum shares held by directors for the purpose of their appointment as required by law and/or the by-laws) of Mediapolis UK Limited, a company which shall exclusively own all the Media Business developed by HA Group in England.

c) all the shares (except for the minimum shares held by directors for the purpose of their appointment as required by law and/or the by-laws) of Mediamaatwerk B.V.

d) all the shares (except for the minimum shares held by directors for the purpose of their appointment as required by law and/or the by-laws) of Mediapolis Mediapressing S.r.l.

e) all the shares (except for the minimum shares held by directors for the purpose of their appointment as required by law and/or the by-laws) of SFM Media LLC (or all the shares (except for the minimum shares held by directors for the purpose of their appointment as required by law and/or the by-laws) of Havas North America, Inc., (which name may be changed by HA prior to Merger Date) which only owns SFM Media LLC, if approved by the Interim Committee by majority vote as defined in the Supplemental Agreement), unless they have been previously transferred to Mediapolis Worldwide S.A. referred to in a) above.

f) all the shares (except for the minimum shares held by directors for the purpose of their appointment as required by law and/or the by-laws) of Mediapolis - Prestcao de Servicios Publicitarios, Lda.

g) all contributions to be made pursuant to migration, such as contracts, personnel and any assets, rights and contractual obligations necessary to carry out the Media Business.

Pursuant to clause 1.2.3.- of the Merger Agreement, New MP shall purchase from HA all shares of Mediapolis Espana, S.A. for the price of 1 peseta on the Merger Date.

3.3.- Transfer consideration
----------------------------

The share capital of New MP shall be increased on the Merger Date for the relevant amount of the Media Business Contributions to be made to New MP. The determination of such capital increase (par value and share premium) shall be determined on the Merger Date, taking into account the following percentages:

Advertising Antwerpen               16.775%

Deya:                               22.000%

Compania de Cartera e Inversiones:  11.000%

Cantabro Catalana:                   2.750%

Invermaro/ Martinez-Rovira:         2.475%

HA:                                    45%

3.4.- Description of Media Business Contributions
-------------------------------------------------

Detailed descriptions of each of the Media Business Contributions pursuant to clause 3.1 and clause 3.2 are annexed to this Contribution Agreement. Said descriptions include:

Companies:
----------

- Description of the companies and the shares

- 1998 Financial Accounts (balance sheet and profit and loss accounts) for each of the companies transferred, except for Mediapolis UK Limited for which analytical profit and loss accounting for 1998 and a balance sheet as per January 1st, 1999 will be presented and for Mediapolis - Prestacao de Servicios Publicitarios, Lda. for which 1998 Financial Accounts will be presented including all Media Business revenues of local HA advertising agencies on a proforma basis.

Migration, including CCA:
-------------------------

- list of all personnel, including their remuneration and any special conditions that do not conform to market practice
-  list of all clients to be migrated
-  EBITDA, billing, gross income and expenses (compensation and other expenses)

all per country.

The name "HAVAS" and the corresponding logo are not included in the Media Business Contributions of HA, which the MP Shareholders expressly accept.

3.5.- Representations and warranties
------------------------------------

All representations and warranties are given by HA with respect to the Media Business Contributions made by HA only and are given by the MP Shareholders with respect to the Media Business Contributions made by the MP Shareholders only.

3.5.1.- With respect to the Media Business Contributions and New MP
-------------------------------------------------------------------

HA and the MP Shareholders hereby mutually represent and warrant for the benefit of New MP that the representations and warranties as set forth in Annex 3.5.1. with respect to their respective Media Business Contributions are at the date hereof and will be at the Merger Date true, correct and accurate as stated in such Annex.

The MP Shareholders hereby represent and warrant for the benefit of HA that the representations and warranties as set forth in Annex 3.5.1.- with respect to New MP are true, correct and accurate as stated in such Annex.

3.5.2.- Obligation to indemnify
-------------------------------

Each of HA and the MP Shareholders, as the case may be, agrees to indemnify and hold New MP harmless against any loss, whether direct or indirect, caused to or sustained by New MP arising from:

(i) the inaccuracy or breach of any representation set forth in Annex 3.5.1.- with respect to the Media Business Contributions;

(ii) any costs and expenses, including reasonable legal fees, incurred in connection with the judicial enforcement by New MP of its rights under this clause, provided that the final court decision awards such cost to New MP.

Similarly, the MP Shareholders agree to indemnify and hold HA harmless against any loss, whether direct or indirect, caused to or sustained by HA arising from:

(i) the inaccuracy or breach of any representation set forth in Annex 3.5.1.- (paragraphs 19 to 23) with respect to New MP;

(ii) any costs and expenses, including reasonable legal fees, incurred in connection with the judicial enforcement by HA of its rights under this clause, provided that the final court decision awards such cost to HA.

The liability of the MP Shareholders to New MP and HA hereunder is joint ("mancomunada") and not several, and therefore each of the MP Shareholders shall only be liable for the proportions set forth in Annex 3.5.2 to this Agreement.

The Parties agree that the sole remedy for any claim, whatsoever under this Contribution Agreement shall be as provided in clause 3.5.- herein.

3.5.3.- Representations and warranties time bar
-----------------------------------------------

The Parties shall be responsible for any breach or inaccuracy of the representations and warranties provided that any claim made by any Party in connection with said representations and warranties is made in the manner provided for in clause 3.5.4. before June 30th, 2000, with the exception of (i) any claim arising from any tax or social security audit by the relevant public authority covering any period prior to December 31st, 1998, with regard to which the Parties shall remain liable until expiration of the legal statute of limitations applicable plus one month, and (ii) any representations and warranties made in Annex 3.5.1 by HA with respect to the United Kingdom (paragraph 24) and with respect to Havas North America, Inc. (paragraph 25), should the Interim Committee approve it, and any representations and warranties made in Annex 3.5.1 by the MP Shareholders with respect to New MP (paragraphs 19 through 23), which shall be limited by the relevant statute of limitations.

3.5.4.- Claim procedure
-----------------------

a)   By New MP

If New MP is notified by HA or any of the MP Shareholders of any facts which give rise to any obligation to indemnify New MP pursuant to this Agreement (hereinafter referred to as the "Event Subject to Indemnification"), New MP shall send written claim for indemnification (hereinafter referred to as the "Notification") to the party against whom the claim for indemnification is asserted (hereinafter the "Party in Question"), with a copy to the other party, promptly after being notified of the Event Subject to Indemnification disclosing the details thereof, and the Party in Question shall respond within seven (7) days as of the receipt of the Notification to this effect:

(i) if the Event Subject to Indemnification does not involve any third party, then, the Party in Question shall respond as to its intention to (a) pay the amount involved in the Event Subject to Indemnification, as disclosed by New MP; (b) refuse to accept the event as an Event Subject to Indemnification; or (c) discuss the subject matter. In the event the option elected is (a), the Party in Question will pay the amount involved within fifteen (15) days as of the date of its response; if the option elected is
     (b), New MP shall be free to start, if it so considers appropriate, any legal action or proceeding in pursuance of its rights within a maximum period of four (4) months as of the Notification after which time no further claim for the indemnification of the specific event in question may be asserted by New MP; if the option selected is (c), then the parties shall discuss the issues involved during a period of fifteen (15) days as of the receipt of the Notification and if they reach an agreement, any payment required thereby shall be made by the Party in Question to New MP as and when agreed. If they do not reach an agreement within such fifteen
     (15) day period, New MP shall be free to start, if it so considers it appropriate, any legal action or proceeding in pursuance of its rights within a maximum period of four (4) months as of the Notification after which time no further claim for the indemnification of the specific event in question may be asserted by New MP.

(ii) If the Event Subject to Indemnification involves any third party (whether public or private, natural or judicial, court, investigation agency, governmental, autonomous or municipal institution or otherwise) and notwithstanding the above mentioned seven (7) days for the Party in Question to respond to the Notification, the Party in Question may be requested, if the Event Subject to Indemnification requires so, to reply within less than seven (7) days.

Any Party may request New MP to exercise its rights for indemnification under this Agreement by serving notice upon New MP. If New MP does not exercise its rights under this clause 3.5 within thirty (30) days from the moment of receipt of notice, the Party which has requested New MP to exercise its rights hereunder has the right to pursue the claim concerned on behalf of New MP.

b)  By HA

Should HA consider that a breach of' the representations made by the MP Shareholders concerning New MP (paragraphs 19 to 23 of Annex 3.5.1.-) has occurred, HA shall notify the MP Shareholders providing all details of the claim. HA (i.e. not New MP) may initiate legal action against the MP Shareholders on the basis of such claim as and when HA shall determine, unless an agreement is reached for the settlement of such claim.

3.5.5.- Minimum claim and recovery
----------------------------------

No claim may be made pursuant to clause 3.5.4. in respect of any individual loss which is less than 50,000 Euros and which in the aggregate (adding only losses above 50,000 Euros individually) is less than 1,500,000 Euros for losses indemnifyable by HA or less than 1,833,000 Euros for losses indemnifyable by the MP Shareholders. These thresholds shall not apply to claims regarding the United Kingdom (paragraph 24) of Annex 3.5.1.-) nor to claims regarding Havas North America, Inc. (paragraph 25 of Annex 3.5.1.-) nor to claims regarding New MP (paragraphs 19 to 23 of Annex 3.5.1.-).

If the Party in Question has paid any amount in respect of a claim under this clause 3.5.-, and New MP subsequently receives or recovers from a third party a sum which is referable to such claim, New MP shall forthwith repay the Party in Question the amount so received or recovered, net of any taxes for which New MP is liable to be assessed or accountable in respect thereof, up to the amount which has been paid by the Party in Question in respect of such claim.

3.5.6.- Access to New MP
------------------------

New MP shall provide to HA and the MP Shareholders access to any relevant information required for the performance of this Contribution Agreement, including to its managers, books and records upon reasonable notice.

4.- CLOSING

On the Merger Date, the then shareholders of New MP shall hold a general shareholders meeting and approve the relevant increase in share capital as referred to in clause 3.3. The general shareholders meeting of New MP shall be effected in Madrid, Spain, through the intervention of a notary public.

As soon as the increase in share capital is registered at the Mercantile Register, New MP shall issue and deliver to the MP Shareholders and HA:

-  The share certificates, if any, for the newly issued shares;

-  Certificate of ownership registration in the register book of New MP;

-  Evidence of registration of the increase of capital at the Mercantile
   Register.

5.- MIGRATION

The Media Business performed in HA Group advertising agencies shall be transferred to New MP. In consequence, HA shall provide its best efforts to achieve that on or prior to the Merger Date the clients of the respective HA Group advertising agencies requiring Media Business services shall have contracted directly with the respective New MP Subsidiaries, either by entering into agreements or by the assignment of the existing agreements to the following companies:

France
Mediapolis S.A., MCBB S.A., Concerto Media S.A., Affi Conseil S.A.

United Kingdom
Mediapolis UK Limited

The Netherlands
Mediamaatwerk B.V.

Italy
Mediapolis Mediapressing S.r.l.

Portugal
Mediapolis - Prestacao de Servicios Publicitarios, Lda.

Spain
Mediaplanning, S.A.

USA
SFM Media, LLC (in accordance with clause 1.3.1 of the Merger Agreement)

Argentina
Media Planning Argentina S.A.

(the "New MP Subsidiaries")

On or prior to the Merger Date the following documents shall be provided by HA to New MP:

(i) Copies of the agreements entered into by the respective New MP Subsidiaries and the clients concerned; or

(ii) Copies of the confirmation letters from the clients accepting the assignments of their agreements to the respective New MP Subsidiaries simultaneously with the assignments, unless the clients have refused to enter into agreements or accept said assignments, as applicable, in which case - on or prior to the Merger Date - subcontracting agreements shall have been executed between the relevant New MP Subsidiaries and the HA Group advertising agencies to ensure that the Media Business services are actually provided to such clients by the New MP Subsidiaries, though direct invoicing to the clients is not made by the New MP Subsidiaries.

Furthermore, on or prior to the Merger Date:

(i) agreements concerning the services relationship between the respective HA Group advertising agencies and the respective New MP Subsidiaries, existing prior to the transfer of the Media Business and necessary after such date, such as legal, accountancy, computer and leasing services, will have been executed, ensuring the continuance of such services at the existing rates and standards, which must conform to market rates and standards;

(ii) all assets, rights and contractual obligations related to the Media Business of the HA Group shall have been transferred; and

(iii) such employees related to the Media Business of the HA Group, linked to the Media Business and necessary to carry out the Media Business in the ordinary course of business, shall have been transferred.

All contracts to be executed between the New MP Subsidiaries and the HA Group advertising agencies pursuant to this clause 5 will maintain the conditions determining the figures used for EBITDA calculations (subject to agreed index clauses, provided they are at ordinary market rates,) until the relevant clients cease to be HA Advertising agency clients.

6.- OTHER ISSUES

6.1.- Non-competition exception
-------------------------------

The information to be delivered by HA pursuant to clause 1.2.2.-a) (iii) of the Merger Agreement has not been delivered; HA undertakes to provide such information within thirty (30) days as of the date hereof for review and, if appropriate, approval by the MP Shareholders.

6.2.- Fulfilment of conditions precedent
----------------------------------------

The Parties acknowledge that all conditions precedent to be fulfilled prior to Implementation Date and as established in clause 1.2.2 of the Merger Agreement have been fulfilled, except for Portugal.

6.3.- Latin American subsidiaries agreement
-------------------------------------------

MP has agreed with Banco Bilbao Vizcaya ("BBV") and Banco Santander ("BS") the execution of an agreement providing BBV and BS the right to acquire upto ten percent (10%) each of any MP Latin American subsidiary, which HA accepts.

6.4.- Press release
-------------------

Pursuant to clause 7.1.2. of the Merger Agreement, the Parties agree to disclose the existence of the Merger Agreement through a joint press release according to the text which shall be jointly agreed.

6.5.- Approvals
---------------

Pursuant to clause 12 of the Merger Agreement, the Parties expressly confirm and represent that their respective board of directors or person with sufficient legal power have approved the Merger Agreement.

7.- REGULATORY ISSUES

This Agreement is subject to the European Commission not opposing the Merger. The Parties hereby confirm that they shall notify the proposed Merger to the European Commission under Rule 1310/97 on European concentrations in compliance with applicable regulations, forthwith upon execution of this Contribution Agreement.

8.- NOTICES

Any notice, request, demand or other communication given with reference to this Agreement shall be delivered by hand, by notarial letter or by telefax, (provided that confirmation of receipt is made by the recipient).

If to the MP Shareholders:

General Peron 38
28020 Madrid, Spain
Telefax: 91.555.91.23

To the attention of Mr. Fernando Rodes Vila

All notifications shall necessarily be made to or by Mr. Fernando Rodes (at the address or fax number provided above) or any person appointed by the MP Shareholders and such notifications shall bind all the MP shareholders.

With a copy to:

Cuatrecasas
Velazquez 63,
28001 Madrid, Spain
Attn. : Antonio Sanchez Pedreno
Telefax: 34 91 524 7164

If to HA:

84 Rue de Villiers
92663 Levallois Perret, France
Telefax: 33.1.41.34.30.06

To the attention of
Mr. Alain de Pouzilhac and
Mr. Jacques Herail

With a copy to:

Bredin, Prat & Associes
130, rue du Faubourg Saint-Honore
75008 Paris, France
Attn.: Dominique Bompoint and Jean Reynaud
Telefax: 33 1 45 63 1407

If to New MP:

General Peron 38
28020 Madrid, Spain
Telefax: 91.555.91.23

To the attention of Mr. Fernando Rodes Vila

With a copy to:

Cuatrecasas
Velazquez 63,
28001 Madrid, Spain
Attn. : Antonio Sanchez Pedreno
Telefax: 34 91 524 7164

Any Party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to whom such notices, communications or payments are hereafter to be sent.

Receipt of any notice shall be understood to occur in the case of delivery by hand on the same date, in the case of delivery by notarial letter seven (7) days from the day the letter is presented to the post office for registered delivery, and if by fax, on the date confirmation of receipt is made by the recipient.

9.-  GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the substantive laws of Spain.

10.- ASSIGNABILITY

This Agreement will bind any successors of the Parties, but no rights or obligations may be assigned to any third party, except in the event of a transfer of the shares of New MP in accordance with the terms and conditions of the Shareholders Agreement.

11.- JURISDICTION

Any controversy or claim arising out of or relating to this Agreement (including without limitation a breach hereof or the rights or liabilities of the Parties hereunder as well as all matter related to the signature, interpretation, validity and termination of this Agreement) shall be exclusively referred to and finally settled by binding arbitration under the then Arbitration Rules of the Chamber of Commerce and Industry of Geneva (the "Court"). The arbitration tribunal shall be composed of three members.

The Parties to any controversy or claim will jointly appoint three arbitrators and, if within 30 days from the request of one Party (whether as plaintiff or defendant), the Parties fail to do so, then the Court will appoint such three arbitrators, one of whom shall be neither a Spanish nor a French national or resident.

The arbitration shall be held in Geneva, Switzerland. The written submissions and the proceedings shall be made and conducted in the English language.

The arbitration award shall be based on law and not on equity ("equidad" or "amiable composition") and shall not be subject to appeal.

Judgement upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.

12.- ANNEXES

The annexes to this Agreement contain contractual arrangements between the Parties and, as such, are completely and integral part hereof, and should be read and construed with the same effects and consequences as if they had been fully inserted in the main text of the Agreement.

13.- INTEGRATION WITH MERGER AGREEMENT AND IMPLEMENTATION AGREEMENTS.

This Contribution Agreement shall form an integral part of the Merger Agreement, and should be understood and construed as such. In the event of any contradiction between this Contribution Agreement and the Merger Agreement, this Contribution Agreement shall prevail.

14.- NEW MP AS A PARTY

New MP executes this Contribution Agreement exclusively for the purpose of acknowledging and accepting the contents of clause 3.5.- and the rights and obligations derived for New MP pursuant to said clause 3.5.-

IN WITNESS WHEREOF, this Agreement is executed at the place and on the date first mentioned above.

This Agreement shall be executed in seven copies, one for each of the Parties, except Invermaro and Calle Arcos, and one copy for Martinez-Rovira.

For the purposes of identifying the executed copies of this Agreement, the Parties have requested Mr. Jean Reynaud or Mr. Richard Pace for HA and Mr. Sanchez-Pedreno or Mrs. Jacqueline Bulder for the MP Shareholders and New MP to initial the final versions of this Agreement as a consequence whereof the Parties have only executed the execution page of this Agreement.

ADVERTISING ANTWERPEN B.V.


/s/ Leopoldo Rodes Castane
--------------------------
by authorised signatory

CALLE ARCOS, S.L.


/s/ Fernando Rodes Vila
-----------------------
by authorised signatory

CANTABRO CATALANA DE INVERSIONES, S.A.


/s/ Francisco Gonzalez-Robatto Fernandez
----------------------------------------
by authorised signatory

COMPANIA DE CARTERA E INVERSIONES, S.A.


/s/ Manuel Esteve Claramun
--------------------------
by authorised signatory

DEYA, S.A.


/s/ Enrique Pinel Lopez
-----------------------
by authorised signatory

HAVAS ADVERTISING. S.A.


/s/ Alain de Pouzilhac
----------------------
by authorised signatory

MARTINEZ-ROVIRA


/s/ Jose Martinez-Rovira Vidal
------------------------------
by authorised signatory

INVERMARO, S.L.


/s/ Jose Martinez-Rovira Vidal
------------------------------
by authorised signatory

INVERSIONES Y SERVICIOS PUBLICITARIOS, S.A.


/s/ Alfonso Rodes Vila
----------------------
by authorised signatory

                               List of Annexes:
                               ----------------

Annex A     Definitions.

Annex 3.4   Descriptions of the Media Business Contributions, including
            Migration.

Annex 3.5.1 Representations and Warranties

Annex 3.5.2 Proportional liability MP Shareholders.

                                    Annex A
                                    -------

                                  Definitions
                                  -----------

Definition                           Clause                Page

Advertising Antwerpen                Identification        1
Calle Arcos                          Identification        1
Cantabro Catalana                    Identification        1
Compania de Cartera e Inversiones    Identification        1
Court                                11                    16
Deya                                 Identification        2
Event Subject to Indemnification     3.5.4                 9
HA                                   Identification        3
Invermaro                            Identification        2
Martinez-Rovira                      Identification        2
Media Business                       Whereas               3
Media Business Contributions         Whereas               3
Merger Agreement                     Whereas               3
MP Shareholders                      Identification        2
New MP                               Identification        3
New MP Subsidiaries                  5                     12
Notification                         3.5.4                 9
Parties                              Identification        3
Party in Question                    3.5.4                 9
Supplemental Agreement               Whereas               3

                                   Annex 3.4
                                   ---------

                Description of the Media Business Contributions
                -----------------------------------------------


Full name of the company:   Mediapolis Worlwide S.A.
------------------------

Governing law:              France.
-------------

Type:                       Societe anonyme ("limited liability company").
----

Office address:             11 Square Leon Blum, 92800 Puteaux, France.
--------------

Registration:               The Nanterre Trade Register under the number
------------
                            403.201.767.

Shares:                     8,000 shares with a nominal value of 100FF each.
------

Fiscal number:              None.
-------------

Full name of the company:   Affi Conseil S.A.
------------------------

Governing law:              France.
-------------

Type:                       Societe anonyme ("limited liability company").
----

Office address:             11 Square Leon Blum, 92800 Puteaux, France.
--------------

Registration:               The Nanterre Trade register under the number
------------
                            380.188.953.

Shares:                     2,510 shares with a nominal value of 100FF each.
------

Fiscal number:              None
-------------

Full name of the company:   Concerto Media S.A.
------------------------

Governing law:              France.
-------------

Type:                       Societe anonyme ("limited liability company").
----

Office address:             40 Quai de Dion Bouton, 92800 Puteaux, France.
--------------

Registration:               The Nanterre Trade Register under the   number
------------
                            326.557.857.

Shares:                     5,000 shares with a nominal value of 100FF each.
------

Fiscal number:              None.
-------------

Full name of the company:   HCA S.N.C.
------------------------

Governing law:              France.
-------------

Type:                       Societe en nom collectif ("general partnership").
----

Office address:             40 Quai de Dion Bouton, 92800 Puteaux, France.
--------------

Shares:                     1,230 shares with a nominal value of 100FF each.
------

Fiscal number:              None.
-------------

Full name of the company:   MCBB S.A.
------------------------

Governing law:              France.
-------------

Office address:             40 Quai de Dion Bouton, 92800 Puteaux, France.
--------------

Type:                       Societe anonyme ("limited liability company").
----

Registration:               The Nanterre Trade Register under the number
------------
                            351.917.174.

Shares:                     5,000 shares with a nominal value of 100FF each.
------

Fiscal number:              None.
-------------

Full name of the company:   Mediapolis S.A.
------------------------

Governing law:              France.
-------------

Type:                       Societe anonyme ("limited liability company").
----

Office address:             11 Square Leon Blum, 92800 Puteaux, France.
--------------

Registration:               The Nanterre Trade Register under the number
------------
                            353.912.124.

Shares:                     2,500 shares with a nominal value of 100FF each.
------

Fiscal number:              None.
-------------

Full name of the company:   Societe d'Expertise Media S.N.C.
------------------------

Governing law:              France.
-------------

Type:                       Societe en nom collectif ("general partnership").
----

Office address:             40 Quai de Dion Bouton, 92800 Puteaux, France.
--------------

Registration:               The Nanterre Trade Register under the number
------------
                            351.887.245.

Shares:                     19,500 shares with a nominal value of 100FF each.
------

Fiscal number:              None.
-------------

Full name of the company:   Mediapolis UK Limited.
------------------------

Governing law:              United Kingdom
-------------

Type:                       Private company limited by shares.
----

Office address:             4th Floor, Commonwealth House, 1-19
-----------------
                            New Oxford Street, London, WC1A
                            1NQ, United Kingdom.

Registration:               The company is incorporated in England with registed
------------
                            number 2.103.123.

Shares:                     10 million ordinary shares of 10p each.
------

Fiscal number:              150/36420/04012
-------------

Full name of the company:   Mediamaatwerk B.V.
------------------------

Governing law:              The Netherlands.
-------------

Type:                       Besloten vennootschap met beperkte aansprakelijkheid
----
                            ("private company with limited liability").

Office address:             Maassluisstraat 2, Amsterdam, The Netherlands.
--------------

Registation:                The Amsterdam Trade Register under the number
-----------
                            33257203.

Shares:                     50,000 shares, numbers 1 through 50,000 including,
------
                            with a nominal value of NTIG 1.

Fiscal number:              Mediamaatwerk has not been issued with a fiscal
-------------
                            number as it is consolidated with Lernmer Holding
                            B.V. The fiscal number of Lemmer Holding B.V. is
                            8020.50.724.

Full name of the company:   Mediapolis Mediapressing S.r.l.
------------------------

Governing law:              Italy.
-------------

Type:                       Societa a responsabilita limitata ("limited
----
                            liability company").

Office address:             Via del `Orso, 20, Milan, Italy.
--------------

Registration:               The Register of Entreprises of Milan under the
------------
                            number 229580.

Shares:                     A "quota" with a nominal value of Lit.
------
                            20,000,000 (equal to the entire amount of the capital).

Fiscal number:              10496500157.
-------------

Full name of the company:   SFM Media, LLC.
------------------------

Governing law:              The United States of America.
-------------

Type:                       Corporation.
----

Office address:             1180 Avenue of the Americas, New York, N.Y. 10036,
--------------
                            USA.

Registration:               13-3977-932 (U.S. Employee Identification Number).
------------

Shares:                     One membership interest.
------

Fiscal number:              13-3977-932.
-------------

If the Interim Committee should approve the contribution of Havas North America Inc., similar information will be provided for such company on the Merger Date.

Full name of the company:   Mediapolis-Prestacao de Servicos
------------------------
                            Publicitarios, Lda.

Governing law:              Portugal.
-------------

Type:                       Limitada ("limited liability company").
----

Office address:             Rua Castilho, n degrees20, 2 degrees, parish of
--------------
                            Corracao de Jesus, Lisbon, Portugal.

Registration:               Lisbon Commercial Registration
------------
                            Department under number
                            04487 / 950626.

Shares:                     Two "quotas" with a nominal value of   (PTE)
------
                            1,000,000.00 each.

Company's Fiscal number:    503451096.
-----------------------

Full name of the company:   Mediapolis Espana, S.A.
------------------------

Governing law:              Spain.
-------------

Type:                       Sociedad anonima ("limited liability company").
----

Office address:             Plaza de Manuel Gomez Moreno,
--------------
                            s/n Edificio Bronce, 3rd Floor
                            Madrid, Spain.

Registration:               The Madrid Trade Register in Volume
------------
                            5861, Section 8, Page M-95912.

Shares:                     10,000 shares numbered 1 to 10,000
------
                            including, with a nominal value of
                            10,000 pesetas each.

Fiscal number:              A-80537327.
-------------

Full name of the company:   Media Planning, S.A.
------------------------

Governing Law:              Spain.
-------------

Type:                       Sociedad anonima ("limited liability company").
----

Office address:             General Peron 38, 36th floor
--------------

                            28020 Madrid, Spain.

Registration:               The Madrid Trade Register in Volume
------------
                            4027, Folio 102, Section 8, Page M-67106.

Shares:                     100,000 shares, numbers 1 to 100,000 inclusive,
------
                            with a nominal value of 1,000 pesetas each.

Fiscal number:              A-28-537637
-------------

                 1998 Financial Accounts contributed companies

                                 MEDIA PLANNING
                       CONSOLIDATED FINANCIAL STATEMENTS
                                  DECEMBER 98
                                   (Pesetas)

                                                         ------------------------------------------------------------------------
                                                           M. P.   MEDIA      M. P.    M. P.    M. P.     M. P.      CONSOLIDATED
                                                           SPAIN  CONTACTS  PORTUGAL  MEXICO  COLUMBIA  ARGENTINA      ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                         ASSETS
---------------------------------------------------------------------------------------------------------------------------------
FIXED ASSETS:
                                                         ------------------------------------------------------------------------
Establishment Costs:                                                   [*]       [*]                                      759.697
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------
Intangible Assets:

Rights in leased assets                                      [*]                                   [*]              1.577.005.115
Computer applications                                        [*]
Potential for intangible assets                                                          [*]       [*]        [*]     539.952.348
Amortization                                                 [*]       [*]

                                                                       [*]               [*]       [*]        [*]    -413.662.016
                                                         ------------------------------------------------------------------------
                                                             [*]       [*]               [*]       [*]        [*]   1.703.295.447
                                                         ------------------------------------------------------------------------
Tangible Assets:
Land and construction                                        [*]                                                      388.693.601
Installations                                                [*]       [*]       [*]     [*]       [*]        [*]     800.223.555
Furniture                                                    [*]       [*]       [*]     [*]       [*]        [*]     305.287.348
Data processing equipment                                    [*]       [*]       [*]     [*]       [*]        [*]   1.109.222.989
Tangible assets in progress                                                      [*]                                    7.425.111
Transport equipment                                          [*]                 [*]     [*]       [*]        [*]     158.404.728
Amortization                                                 [*]       [*]       [*]     [*]       [*]        [*]  -1.281.244.021
                                                         ------------------------------------------------------------------------
                                                             [*]                 [*]     [*]       [*]        [*]   1.497.013.309
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

Financial Investments:
Stakes consolidated by the equity method
Stakes in associated companies                               [*]                                                      150.936.000
Long-term credits to group companies                         [*]                                                        5.000.000
Other credits                                                                            [*]                  [*]       8.556.420
Long-term guarantees and deposits                            [*]                         [*]       [*]        [*]      30.616.752
Reserves                                                     [*]
                                                         ------------------------------------------------------------------------
        Total Fixed Assets                                   [*]       [*]       [*]     [*]       [*]        [*]   3.396.176.625
                                                         ------------------------------------------------------------------------
CONSOLIDATED GOODWILL
                                                         ------------------------------------------------------------------------
Of Companies Consolidated by Global Integration
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

EXPENSES DISTRIBUTED OVER SEVERAL PERIODS                    [*]                                                      184.757.800
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

CURRENT ASSETS:
                                                         ------------------------------------------------------------------------
Debtors:
                                                         ------------------------------------------------------------------------
Clients                                                      [*]       [*]       [*]     [*]       [*]             35.737.931.101
                                                         ------------------------------------------------------------------------
Advances to suppliers                                        [*]       [*]               [*]       [*]        [*]     358.452.191
                                                         ------------------------------------------------------------------------
Debtors for back payments                                    [*]                 [*]     [*]       [*]              6.651.201.258
                                                         ------------------------------------------------------------------------
Public administrations                                       [*]       [*]       [*]     [*]       [*]        [*]     837.758.062
                                                         ------------------------------------------------------------------------
Short-term credits group companies                                     [*]       [*]     [*]                            2.000.000
                                                         ------------------------------------------------------------------------
Other debtors                                                [*]       [*]       [*]     [*]       [*]                118.055.722
                                                         ------------------------------------------------------------------------
Estimated billing                                            [*]                 [*]     [*]                  [*]     111.813.344
                                                         ------------------------------------------------------------------------
Reserves                                                     [*]                         [*]                           83.804.470
                                                         ------------------------------------------------------------------------
                                                             [*]       [*]       [*]     [*]       [*]        [*]  43.755.405.208
                                                         ------------------------------------------------------------------------
Short-term consolidated deposits and guarantees
                                                         ------------------------------------------------------------------------
Cash                                                         [*]       [*]       [*]     [*]       [*]        [*]     498.124.140
                                                         ------------------------------------------------------------------------
Period Adjustment
                                                         ------------------------------------------------------------------------
          Total Current Assets                               [*]       [*]       [*]     [*]       [*]        [*]  44.253.529.348
                                                         ------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                 [*]       [*]       [*]     [*]       [*]        [*]  47.834.465.773
---------------------------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                MEDIA PLANNING
                       CONSOLIDATED FINANCIAL STATEMENTS
                                  DECEMBER 98
                                   (Pesetas)

                                    ------------------------------------------------------------------------------------------------
                                              M. P.      MEDIA       M. P.     M. P. MEXICO    M. P.      M. P.      CONSOLIDATED
                                              SPAIN     CONTACTS   PORTUGAL                   COLOMBIA  ARGENTINA     LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
            LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
Subscribed capital                             [*]          [*]       [*]           [*]             [*]        [*]     100.000.000
Revaluation reserve                            [*]                    [*]                                               90.331.913
Legal reserve                                  [*]                    [*]                                               20.000.000
Voluntary reserve                              [*]                    [*]                                            3.180.784.689
Reserves of companies consolidated
by Global Integration                                       [*]                                                        398.874.028
Reserves of companies consolidated
by the equity method
Conversion difference                                                 [*]           [*]             [*]        [*]    -153.979.908
Profit from prior periods                                   [*]                     [*]             [*]
Dividend on account of distributed
during the period
Profit of the parent company                   [*]          [*]       [*]           [*]             [*]        [*]   2.226.084.815
"B" of the period/Consolidated                                                                                       2.378.572.014
"B" of outside partners                                                                                               -152.487.199
                                    ------------------------------------------------------------------------------------------------
         Total Stockholders' Equity            [*]          [*]       [*]           [*]             [*]        [*]   5.862.095.539
                                    ------------------------------------------------------------------------------------------------

                                    ------------------------------------------------------------------------------------------------
OUTSIDE PARTNERS                                                                                                       455.464.061
                                    ------------------------------------------------------------------------------------------------
NEGATIVE CONSOLIDATION DIFFERENCE
                                    ------------------------------------------------------------------------------------------------
INCOME DISTRIBUTABLE OVER
SEVERAL PERIODS
                                    ------------------------------------------------------------------------------------------------
Deferred income
                                    ------------------------------------------------------------------------------------------------
RESERVE FOR RISKS AND EXPENSES
                                    ------------------------------------------------------------------------------------------------
Reserve for deferred tax                       [*]                                                                     139.442.508
                                    ------------------------------------------------------------------------------------------------
LONG-TERM CREDITORS:
Long-term debts, group companies
Creditors                                      [*]                                                  [*]              1.220.964.163
Deposits and guarantees
                                    ------------------------------------------------------------------------------------------------
         Total Long-Term Creditors             [*]                                                  [*]              1.220.964.163
                                    ------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
Debts to credit institutions                   [*]                    [*]                                            5.640.969.509
Commercial creditors                           [*]          [*]       [*]           [*]             [*]        [*]  21.125.090.377
Client down payments                           [*]                                                                     192.258.495
Discounted commercial papers                   [*]                                                                     374.454.325
Creditors for back payments                    [*]                    [*]           [*]                              1.281.104.866
Dividends paid
Public administrations                         [*]          [*]       [*]           [*]             [*]        [*]   2.255.583.100
Outstanding salaries                           [*]          [*]       [*]           [*]             [*]        [*]     546.155.042
Other debts                                    [*]                    [*]           [*]             [*]                665.881.139
Estimated costs                                [*]                    [*]                           [*]        [*]   8.066.002.649
Short-term debts, group companies              [*]                                  [*]             [*]        [*]
                                    ------------------------------------------------------------------------------------------------
                                               [*]          [*]       [*]           [*]             [*]        [*]  40.156.499.502
                                    ------------------------------------------------------------------------------------------------
Period adjustments
                                    ------------------------------------------------------------------------------------------------
         Total Current Liabilities             [*]          [*]       [*]           [*]             [*]        [*]  40.156.499.502
                                    ------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                         [*]          [*]       [*]           [*]             [*]        [*]  47.834.465.773
------------------------------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                 MEDIA PLANNING
                       CONSOLIDATED FINANCIAL STATEMENTS
                                  DECEMBER 98
                                   (Pesetas)

                                    -----------------------------------------------------------------------------------------------
                                    M. P.        MEDIA             M. P.         M. P.          M. P.       M. P.    CONSOLIDATED
                                    SPAIN      CONTACTS          PORTUGAL       MEXICO        COLOMBIA    ARGENTINA      DEBT
-----------------------------------------------------------------------------------------------------------------------------------
         DEBIT
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Billing costs                         [*]             [*]             [*]           [*]                             107.361.744.178
Back payment on purchases             [*]                             [*]           [*]             [*]              -8.362.891.774
Personal expenses                     [*]             [*]             [*]           [*]             [*]        [*]    3.793.435.237
Allocation to amortization            [*]             [*]             [*]           [*]             [*]        [*]      401.999.501
Variation in estimated traffic
Other operating expenses
-  Outside services                   [*]             [*]             [*]           [*]             [*]        [*]    2.130.851.863
-  Taxes                              [*]             [*]             [*]           [*]             [*]                  67.339.424
-  Other operating expenses
                                    -----------------------------------------------------------------------------------------------
                                      [*]             [*]             [*]           [*]             [*]        [*]  105.302.478.428
                                    -----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Operating Profit                      [*]             [*]             [*]           [*]             [*]        [*]    2.767.166.605
Financial expenses and equivalent     [*]             [*]             [*]           [*]             [*]        [*]      337.682.452
Variation in reserves for financial
 investments
                                    -----------------------------------------------------------------------------------------------
                                      [*]             [*]             [*]           [*]             [*]        [*]      337.682.452
                                    -----------------------------------------------------------------------------------------------
Positive financial results            [*]             [*]             [*]           [*]             [*]        [*]      333.885.219

                                    -----------------------------------------------------------------------------------------------
Allocation to consolidated
 goodwill amortization
Consolidation result
-----------------------------------------------------------------------------------------------------------------------------------
Profit from Regular Activities        [*]             [*]             [*]           [*]             [*]        [*]    3.101.051.824
Capital loss from sales of
intangible assets, equipment          [*]                                                                                   398.042
 and control portfolio                [*]                             [*]                                                33.182.782
                                    -----------------------------------------------------------------------------------------------
Extraordinary loss                    [*]                             [*]                                                33.580.824
                                    -----------------------------------------------------------------------------------------------
Windfall results                      [*]                             [*]           [*]             [*]                 401.881.991
-------------------------------------                 -----------------------------------------------------------------------------
Profit Before Tax                     [*]             [*]             [*]           [*]             [*]        [*]    3.502.933.815
Corporate tax                         [*]             [*]             [*]           [*]             [*]               1.124.361.801
-------------------------------------                 -----------------------------------------------------------------------------
Profit of the Period                  [*]             [*]             [*]           [*]             [*]        [*]    2.378.572.014
-  Distribution result,
    parent company                                                                                                    2.226.084.815
-  Distribution result,
    outside partners                                                                                                    152.487.199
-----------------------------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                MEDIA PLANNING
                       CONSOLIDATED FINANCIAL STATEMENTS
                                  DECEMBER 98
                                   (Pesetas)



                                               -------------------------------------------------------------------------------------
                                                  M. P.    MEDIA        M. P.      M. P.      M. P.       M. P.     CONSOLIDATED
                                                  SPAIN   CONTACTS    PORTUGAL    MEXICO    COLOMBIA    ARGENTINA      CREDIT
---------------------------------------------------------------------------------------------------------------------------------
                   CREDIT
---------------------------------------------------------------------------------------------------------------------------------
INCOME:

Sales                                               [*]       [*]          [*]        [*]          [*]              111.953.660.247
(Back Payments on Sales)                            [*]                    [*]        [*]          [*]                3.035.427.200
Other operating income                              [*]                                                                 141.412.567
Work done by the group its fixed assets                       [*]                     [*]
                                               -------------------------------------------------------------------------------------
                                                    [*]       [*]          [*]        [*]          [*]              108.159.845.033
                                               -------------------------------------------------------------------------------------

Income from services to affiliates
Capital stake income                                [*]                                                                  74.959.209
Other interest and equivalent income                [*]       [*]          [*]        [*]          [*]         [*]      580.590.392
Positive exchange difference                        [*]       [*]                     [*]                                16.018.069
                                               -------------------------------------------------------------------------------------
                                                    [*]       [*]          [*]        [*]          [*]         [*]      671.567.671
                                               -------------------------------------------------------------------------------------


Profit sharing in companies consolidated by equity method
Reversed negative consolidation difference


                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------



Capital gain from sales of tangible
assets and financial investments                    [*]
Windfall income                                     [*]                               [*]          [*]                  435.462.815
                                               -------------------------------------------------------------------------------------
                                                    [*]                               [*]          [*]                  435.462.815
                                               -------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

Gross margin, consolidated turnover presented to HA (QP Media        Gross Margin, consolidated turnover with QP Media taken at 100%
taken at 10 or 15%)
------------------------------------------------------------------    --------------------------------------------------------------
                                        Turnover     Gross Margin                                      Turnover      Gross Margin
------------------------------------------------------------------    --------------------------------------------------------------
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                  [*]                [*]

[*]                                                                     [*]                                  [*]                [*]
[*]                                                                     [*]                                                     [*]
                                        ---------------------------                                    -----------------------------
[*]                                             [*]           [*]       [*]                                  [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                 [*]                                                                 [*]                     [*]                [*]
                                        --------------------------                                     -----------------------------
[*]                                             [*]           [*]       [*]                                  [*]                [*]
                --------------------------------------------------                  ------------------------------------------------
                 [*]                            [*]           [*]                    [*]                     [*]                [*]
                --------------------------------------------------                  ------------------------------------------------
------------------------------------------------------------------    --------------------------------------------------------------
[*]                                                           [*]                                 [*]                            [*]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                     Pool

                                                               1998            1999
     [*]                             Annual monthly                 [*]              [*]  Initial
                                     Premium                        [*]              [*]
                                                                    [*]              [*]

     [*]                             Annual monthly                 [*]              [*]
                                     Premium                        [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]                             Annual monthly                 [*]              [*]
                                     Premium                        [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]                             Annual monthly                 [*]              [*]
                                     Premium                        [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]                             Annual monthly                 [*]              [*]
                                     Premium                        [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]                             Annual monthly                 [*]              [*]
                                     Premium                        [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]                             Annual monthly                 [*]              [*]
                                     Premium                        [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]                             Annual monthly                 [*]              [*]
                                     Premium                        [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]                             Annual monthly                 [*]              [*]
                                     Premium                        [*]              [*]  Estimated
                                                                    [*]              [*]

     Total Salaries                                                 [*]              [*]
                                                                    [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]
     [*]                             fixed                          [*]              [*]
                                     Profit Sharing                 [*]              [*]  Estimated
                                                                    [*]              [*]

     [*]                                                            [*]              [*]  Estimated

     [*]                                                            [*]              [*] Estimated

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

ARGENTINA
---------
(EURO RSCG SA + ICONOS COMUNICACIONES SA)

(IN THOUSAND ARS)

                                        BILLINGS        CLIENT           MEDIA         TOTAL        EBITDA       EBITDA
                                        --------        ------           -----         -----        ------
                                                         FEES            INCOME                       %         Adjusted
                                                         ----            ------
GROUP 1
-------
[*]                                          [*]                           [*]             [*]
[*]                                          [*]           [*]             [*]             [*]
[*]                                          [*]           [*]             [*]             [*]

                                     ----------------------------------------------------------               -----------
                                             [*]           [*]             [*]             [*]         [*]           [*]

GROUP 2
-------
[*]                                          [*]                           [*]             [*]
[*]                                          [*]           [*]             [*]             [*]
[*]                                                                                        [*]

                                     ----------------------------------------------------------               -----------
                                             [*]           [*]             [*]             [*]         [*]           [*]

GROUP 3
-------
[*]                                          [*]           [*]             [*]             [*]
[*]                                          [*]           [*]             [*]             [*]
[*]                                          [*]                           [*]             [*]

                                     ----------------------------------------------------------               -----------
                                             [*]           [*]             [*]             [*]         [*]           [*]

-----------------------------------------------------------------------------------------------               -----------
GRAND-TOTAL (1+2+3)                          [*]           [*]             [*]             [*]                       [*]
-----------------------------------------------------------------------------------------------               -----------

                                                           Exchange Rate:                 5.62
                                                                                  -------------               -----------
                                                                                    In 000. FF                       [*]
                                                                                  -------------               -----------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                  ARGENTINA

          in thousand ARS       Billings      Client fee    Media income


                  EURORSCG

          [*]                       [*]                             [*]
          [*]                       [*]                             [*]
          [*]                       [*]                             [*]      [*]
          [*]                       [*]                             [*]
          [*]                       [*]
          [*]                       [*]                             [*]
          [*]                       [*]                             [*]
          [*]                       [*]                             [*]
          [*]                       [*]                             [*]
          [*]                       [*]
          [*]                       [*]                             [*]

          [*]                       [*]                             [*]

          [*]

          [*]                       [*]             [*]             [*]
          [*]                       [*]                             [*]

          [*]                       [*]             [*]             [*]

          [*]

          [*]

          [*]                            [*]

          [*]                            [*]                             [*]
          [*]                            [*]                             [*]
          [*]                            [*]                             [*]
          [*]                            [*]                             [*]
          [*]                            [*]                             [*]
                                         [*]                             [*]
                         Total                      [*]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

Migration

- list of all personnel, including their remuneration and any special conditions that do not conform to market practice.

- list of all clients to be migrated

- EBIDTA, billing, gross income and expenses (compensations and other expenses).

All per country

   FRANCE MIGRATION LIST
   (in Million French francs)

                             -----------------------------------------------
                                  BETC            GBHR           TOTAL
                             -----------------------------------------------

CLIENT FEES                             [*]             [*]             [*]
MEDIA INCOME                                                            [*]
OTHER INCOME                                                            [*]
                             -----------------------------------------------
TOTAL GROSS INCOME                      [*]             [*]             [*]
                             -----------------------------------------------

COMPENSATION                            [*]             [*]             [*]
OTHER EXPENSES                          [*]             [*]             [*]
                             -----------------------------------------------
TOTAL OPERATING EXPENSES                [*]             [*]             [*]
                             -----------------------------------------------

                             -----------------------------------------------
EBIT                                    [*]             [*]             [*]
                             -----------------------------------------------


EBITDA HA France %                                                      [*]

ADJUSTED VALUE                                                          [*]

   Note: lost clients in 1998 has not been taken into account in the Gross
         Income

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                  France

  -----------------------------------------------------------------    -------------------------------------------------------
  BETC                 BILLINGS  STRATEGY  PLANNING  OTHERS  FEES      GBHR             BILLINGS  STRATEGY    PLANNING   FEES
                                   0.75%      1%                                                   0.75%         1%

  -----------------------------------------------------------------    -------------------------------------------------------
    [*]                     [*]       [*]                      [*]      [*]                 [*]        [*]                 [*]
    [*]                     [*]       [*]                      [*]      [*]                 [*]        [*]                 [*]
    [*]                     [*]       [*]                      [*]      [*]                 [*]        [*]                 [*]
    [*]                     [*]       [*]                      [*]      [*]                 [*]        [*]                 [*]
    [*]                     [*]       [*]                      [*]      [*]                 [*]        [*]                 [*]
    [*]                     [*]       [*]                      [*]      [*]                 [*]        [*]                 [*]
    [*]                     [*]       [*]                      [*]      [*]                 [*]        [*]                 [*]
    [*]                     [*]       [*]                      [*]      [*]                 [*]        [*]                 [*]
                                                                        [*]                 [*]        [*]                 [*]
                                                                        [*]                 [*]        [*]                 [*]
                                                                        [*]                 [*]        [*]          [*]    [*]
    [*]                     [*]       [*]       [*]            [*]      [*]                 [*]        [*]          [*]    [*]
    [*]                     [*]       [*]       [*]            [*]

    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]                      [*]
    [*]                                         [*]            [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]
    [*]                     [*]       [*]       [*]            [*]
                                                               [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]                      [*]
    [*]                     [*]       [*]

    [*]                     [*]                 [*]     [*]    [*]
    [*]                                         [*]            [*]

  -----------------------------------------------------------------    -------------------------------------------------------
    TOTAL BETC              [*]       [*]       [*]            [*]      TOTAL GBHR          [*]        [*]          [*]    [*]
  -----------------------------------------------------------------    -------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                    France

---------------                                                             -------------
BETC                                                                        GBHR
---------------                                                             -------------

-----------------------------------------------------------------           ------------------------------------------------------
NAME                    POSITION       ANNUAL SALARY          CAR           NAME                  POSITION    ANNUAL SALARY    CAR
                                       (company cost)                                                         (company cost)
-----------------------------------------------------------------           ------------------------------------------------------
[*]                   [*]                      [*]                          [*]                 [*]                  [*]
[*]                   [*]                      [*]                          [*]                 [*]                  [*]       [*]
[*]                   [*]                      [*]                          [*]                 [*]                  [*]
[*]                   [*]                      [*]                          [*]                 [*]                  [*]
[*]                   [*]                      [*]
[*]                   [*]                      [*]
[*]                   [*]                      [*]
[*]                   [*]                      [*]
[*]                   [*]                      [*]
[*]                   [*]                      [*]
[*]                   [*]                      [*]
[*]                   [*]                      [*]
[*]
[*]
[*]
[*]                   [*]                      [*]            [*]
[*]                   [*]                      [*]
[*]                                            [*]

--------------------------------------------------                          --------------------------------------------
TOTAL                                  [*]                                  TOTAL                               [*]
--------------------------------------------------                          --------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

ITALY MIGRATION LIST
(in Million French Francs)

Exhange rate used : 1.000.Liras = 3,4 FF
----------------------------------------

                                                               TOTAL
                                                               -----

CLIENT FEES                                                         [*]
MEDIA INCOME                                                        [*]
OTHER INCOME                                                        [*]

----------------------------------------------                ---------
TOTAL GROSS INCOME                                                  [*]
----------------------------------------------                ---------

COMPENSATION                                                        [*]

OTHER EXPENSES                                                      [*]

----------------------------------------------                ---------
TOTAL OPERATING EXPENSES                                            [*]
----------------------------------------------                ---------

----------------------------------------------                ---------
EBIT                                                                [*]
----------------------------------------------                ---------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                     ITALY
                                     -----

3,4

-------------------------------------------------------------------     ------------------------------------------------------------
ATA TONIC                  BILLINGS                     GI              EURO RSCG           BILLINGS                     GI
-------------------------------------------------------------------     ------------------------------------------------------------
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
[*]                             [*]             [*]             [*]     [*]                     [*]               [*]            [*]
                                                                        [*]                     [*]               [*]            [*]
FEES MEDIA                      [*]                             [*]     FEES MEDIA              [*]                              [*]

MEDIA INCOME                                                    [*]     MEDIA INCOME                                             [*]

-------------------------------------------------------------------     ------------------------------------------------------------
TOTAL GI                                                        [*]     TOTAL GI                                                 [*]
-------------------------------------------------------------------     ------------------------------------------------------------

-----------------------------------------------------------------
     Strategy                 Strategy               Strategy
& tactical planning   & Implementation Planning   Planning Buying
       [*]                      [*]                     [*]
-----------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                     ITALY

3,4

------------------                                                       -------------------
ATA TONIC                                                                EURO RSCG
------------------                                                       -------------------

-----------------------------------------------------------------        -----------------------------------------------------------
NAME                   POSITION               ANNUAL SALARY              NAME                    POSITION          ANNUAL SALARY
                                              (company cost)                                                       (company cost)
-----------------------------------------------------------------        -----------------------------------------------------------
[*]                [*]                                       [*]         [*]                 [*]                                [*]
[*]                [*]                                       [*]         [*]                 [*]                                [*]
[*]                [*]                                       [*]         [*]                 [*]                                [*]
[*]                [*]                                       [*]         [*]                 [*]                                [*]
[*]                [*]                                       [*]         [*]                 [*]                                [*]
[*]                [*]                                       [*]         [*]                                                    [*]
[*]                [*]                                       [*]
[*]                [*]                                       [*]
[*]                [*]                                       [*]

-----------------------------------------------------------------        -----------------------------------------------------------
TOTAL                                                        [*]         TOTAL                                                  [*]
-----------------------------------------------------------------        -----------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                            HAVAS ADVERTISING MEDIA
                            -----------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                              1998
                                           ----------------------------------------------------------------------------
                                                                                                         Breakdown:
                                                Financial         Proforma             EBITDA             Billings
                                               Statements           P/L              Calculation        Gross Income
                                              (P&L and B/S)       Statement                             Compensation
------------------------------------------                    ------------------ ---------------- ---------------------
-----------------------------------------------------------------------------------------------------------------------
1. COMPANIES

SEM                                                 x
HCA (Snc)                                           x
MEDIAPRESSING                                       x
AFFI-CONSEIL                                        x
CONCERTO MEDIA                                      x
MEDIAPOLIS WW                                       x
MEDIAPOLIS France                                   x
MCBB                                                x
MEDIAPOLIS Spain                                    x
MEDIAMAATWERK                                       x
HAVAS NORTH AMERICA Inc                             x
SFM llc                                             x
MEDIAPOLIS Portugal                                 x                   x
MEDIAPOLIS UK                                      (1)                  x
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
2. MIGRATION

CCA                                                                     x                 x                 x
ARGENTINA                                                                                 x                 x
FRANCE                                                                                    x                 x
ITALY                                                                                     x                 x
-----------------------------------------------------------------------------------------------------------------------

(1) only B/S as of January 1/st/, 1999

                                                                                                             P 1
----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION                  12/98                                                            18-03-99   16:54

F287 - STE D'EXPERTISE MEDIA                                                                              SOCIAL

BALANCE SHEET - ASSETS                                                                                       KFF
----------------------------------------------------------------------------------------------------------------------
                                                    Brut           Amort & Prov          Net               Net
                                                      N                 N                 N               N - 1
----------------------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .    Start-up costs
 .    Research & development costs
 .    Concessions, patents & licenses                    422               287              135               111
 .    Goodwill (statutory accounts)
 .    Adv. payments to int. assets suppliers
 .    Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .    Lands
 .    Buildings
 .    Plant, machinery, tools & equipment
 .    Other tangible assets                              433               132               301                25
 .    Intangible assets in progress                      102                                 102
 .    Adv. payments to tang. assets suppl.
Financial assets
 .    Investment in subsidiaries (shares)             1  700                              1  700            1  700
 .    Loans to subsidiaries                           2  112                              2  112            1  659
 .    Other long term investments
 .    Other loans                                          7                                   7
 .    Other financial assets                               1                                   1                 1
Shares consolidated under equity method
----------------------------------------------------------------------------------------------------------------------
 .                TOTAL  I..............              4  777               419            4  358            3  496
----------------------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .    Raw materials
 .    Work in progress:  goods
 .    Work in progress:  services
 .    Semi-finished & finished goods
 .    Others
Adv. payments on orders
Operating receivables non group
 .    External trade debtors - clients only          13  722                             13  722           19  767
 .    Other external trade debtors                       852                                 852            2  353
External sundry debtors non-operating
Subscribed capital, called, unpaid
Receivables Group
Securities
 .    Own shares
 .    Marketable securities
Cash at bank and in hand                                845                                 845               168
Prepaid expenses                                        124                                 124               259
----------------------------------------------------------------------------------------------------------------------
 .                TOTAL  II.............             15  593                             15  593           22  288
----------------------------------------------------------------------------------------------------------------------
Deferred charges                   III
Deferred taxes                      IV
Refund premiums / bonds              V
Exchange adjustment - debit         VI
Eliminations counterparts          VII
----------------------------------------------------------------------------------------------------------------------
 .                GRAND TOTAL (I to VII)             20  370               419           19  951           26  043
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION          12/98

F287 - STE D'EXPERTISE MEDIA                                                                                   SOCIAL

BALANCE SHEET - LIABILITIES                                                                                       KFF
---------------------------------------------------------------------------------------------------------------------
                                                                                N                        N - 1
---------------------------------------------------------------------------------------------------------------------
Share capital                                                                         1  950                   1  950
Premiums
Reevaluation reserve
Legal reserve
Other reserves
Retained earnings                                                                        245                      245
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                        8  287                   9  035
---------------------------------------------------------------------------------------------------------------------
 .              TOTAL    I...................................                         10  482                   11 230
---------------------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result

 .              TOTAL II.....................................
Other stockholders' equity                                 III
Provisions for risks

Provisions for charges                                                                    80                       33
Deferred tax allowance
Provisions due to goodwills
---------------------------------------------------------------------------------------------------------------------
 .              TOTAL IV.....................................                              80                       33
---------------------------------------------------------------------------------------------------------------------
Financial liabilities
 .        Convertible debenture loans
 .        Other debenture loans
 .        Due to banks & credit institutions                                                7
 .        Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 .        Trade suppliers non-group                                                    4  633                   9  990
 .        Fiscal & social liabilities                                                  4  601                    4 775
 .        Other liabilities & accruals                                                     26                       15
Other debts Non Group
 .        Assets suppliers                                                                117
 .        Income tax - corporation tax
 .        Other non-operating debts
Payables & Others debts Group
Deferred income                                                                            5
---------------------------------------------------------------------------------------------------------------------
 .              TOTAL V......................................                          9  389                  14  780
---------------------------------------------------------------------------------------------------------------------
Exchange adjustment - credit                                VI
Eliminations counterparts                                  VII
---------------------------------------------------------------------------------------------------------------------
 .              GRAND TOTAL (I to VII)                                                19  951                  26  043
---------------------------------------------------------------------------------------------------------------------

                                                                             P 1

---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                            18-03-99   16:54

F287 - STE D'EXPERTISE MEDIA                                                                                 SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                              KFF
---------------------------------------------------------------------------------------------------------------------
                                                             Head              YEAR                    YEAR
                                                                                N                      N - 1
---------------------------------------------------------------------------------------------------------------------
Turnover per book                                            7070                    14  656                  21  168
---------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                            6070
---------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                                  6010
---------------------------------------------------------------------------------------------------------------------
External Services Purchases                                  6040                        691                      474
---------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                   7133
(production, services, finished goods)
---------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                            7200     //////////////////////    /////////////////////
---------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK         I                        GIPB                    13  965                  20  694
---------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                    7400     //////////////////////    /////////////////////
---------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                      7810
---------------------------------------------------------------------------------------------------------------------
Other operating Income                                       7500                    17  797
---------------------------------------------------------------------------------------------------------------------
 .        Sub Total (OOI)  IV                                                         18  062                      274

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                             6410                     5  471                   2  758
Social charges                                               6450                     2  777                   1  351
LTIP                                                         6819
---------------------------------------------------------------------------------------------------------------------
External Staff                                               6210                          2                        1
---------------------------------------------------------------------------------------------------------------------
Supplies                                                     6060                         98                       36
---------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                    6122
---------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                          6125
---------------------------------------------------------------------------------------------------------------------
Other External Services                                      6100                    16  525                   9  232
(including management fees expenses)
---------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                         6310                        366                      122
---------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                                 6811                        311                      108
---------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                                 6816
---------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                               6817
---------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                               6815                         47
---------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                     6500                                                   1
---------------------------------------------------------------------------------------------------------------------
         .  Sub Total (OOE) V                                                        25  597                   13 609
---------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                                6 430                    7 359
---------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                           18-03-99      16:54

F287 - STE D'EXPERTISE MEDIA                                                                                   SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                KFF
----------------------------------------------------------------------------------------------------------------------
                                                             Head              YEAR                    YEAR
                                                                                N                      N - 1
---------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
---------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612
---------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620                          3                        1
---------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                         56                       21
---------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
---------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
---------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660
---------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
---------------------------------------------------------------------------------------------------------------------
        .   Sub total (FI)       VII                                                      59                       22
FINANCIAL EXPENSES (FE)
Amort. & Deprec. Of Group Investments                        6862
---------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
---------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610                          2                        5
---------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660
---------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
---------------------------------------------------------------------------------------------------------------------
        .   Sub Total (FE).........................VIII                                    2                        5
---------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                    57                       17
(PER BOOK)
---------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710
---------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
---------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752
---------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
---------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
---------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
---------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the current        7770     //////////////////////    /////////////////////
year's profit
---------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
---------------------------------------------------------------------------------------------------------------------
        .   Sub Total (EI)      X
---------------------------------------------------------------------------------------------------------------------

                                                                             P 1

---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                18-03-99   16:54

F287 - STE D'EXPERTISE MEDIA                                                                                  SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                               KFF
---------------------------------------------------------------------------------------------------------------------
                                                             Head            YEAR                      YEAR
                                                                              N                       N - 1
---------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710
---------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib. Assets sold                   6751
---------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752
---------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
---------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780                       312
---------------------------------------------------------------------------------------------------------------------
Provisions provid. by fiscal regulations                     6870
---------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
---------------------------------------------------------------------------------------------------------------------
      .  Sub Total (EE)     XI                                                          312
---------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                                 -312
---------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED                                               6 175                     7 376
OPERATIONS VI+IX+XII=   XIII
---------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550                     2 112                     1 659
---------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
---------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950
---------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
---------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                     8 287                     9 035
(XIII+XV-XVI-XVII-XVIII)
---------------------------------------------------------------------------------------------------------------------

                                                                             P 1

---------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                        18-03-99   16:51

F280 - HCA SNC (Ex EEM)                                                               SOCIAL

BALANCE SHEET - ASSETS                                                                   KFF
---------------------------------------------------------------------------------------------
                                                  Brut     Amort & Prov     Net        Net
                                                    N           N            N        N - 1
---------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses                  2 038         2 004         34         39
 .  Goodwill (statutory accounts)
 .  Adv. Payments to int. assets suppliers
 .  Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment                301           134        167         68
 .  Other tangible assets                            6 498         4 017      2 481        828
 .  Intangible assets in progress
 .  Adv. Payments to tang. assets suppl.
Financial assets
 .  Investment in subsidiaries (shares)              2 560                    2 560      2 560
 .  Loans to subsidiaries
 .  Other long term investments
 .  Other loans                                      1 470                    1 470      1 504
 .  Other financial assets                               3                        3          3
Shares consolidated under equity method
---------------------------------------------------------------------------------------------
 .    TOTAL I..............................         12 870         6 155      6 715      5 002
---------------------------------------------------------------------------------------------
Inventories & work in progress
 .  Raw materials
 .  Work in progress : goods
 .  Work in progress : services
 .  Semi-finished & finished goods
 .  Others
Adv. Payments on orders
Operating receivables non-group
 .  External trade debtors - clients only          106 053           586    105 467    130 764
 .  Other external trade debtors                    31 267                   31 267     27 645
External sundry debtors non-operating           1 025 722                1 025 722  1 011 544
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank & in hand                            418 674                  418 674    340 749
Prepaid expenses                                    2 243                    2 243      2 471
---------------------------------------------------------------------------------------------
 .    TOTAL II.............................      1 583 959           586  1 583 373  1 510 702
---------------------------------------------------------------------------------------------
Deferred charges                       III
Deferred taxes                          IV
Refund premiums\bonds                    V
Exchange adjustment - debit             VI
Eliminations counterparts              VII
---------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I TO VII)                     1 596 829         6 741  1 590 088  1 518 175
---------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                         18-03-99   16:51

F280 -HCA SNC (Ex EEM)                                                                 SOCIAL

BALANCE SHEET - LIABILITIES                                                               KFF
----------------------------------------------------------------------------------------------
                                                                              N        N - 1
----------------------------------------------------------------------------------------------
Share capital                                                                   123        123
Premiums
Reevaluation reserve
Legal reserve
Other reserves
Retained earnings
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                7 642      6 003
----------------------------------------------------------------------------------------------
 .    TOTAL  I..........................................                       7 765      6 126
----------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
----------------------------------------------------------------------------------------------
 .    TOTAL II..........................................
----------------------------------------------------------------------------------------------
Other stockholders' equity                          III
----------------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges                                                        1 221      1 030
Deferred tax allowance
Provisions due to goodwills
----------------------------------------------------------------------------------------------
 .    TOTAL IV..........................................                       1 221      1 030
----------------------------------------------------------------------------------------------
Financial liabilities
 .  Convertible debenture loans
 .  Other debenture loans
 .  Due to banks & credit institutions
 .  Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 .  Trade suppliers non-group                                                126 572    101 871
 .  Fiscal & social liabilities                                               31 822     26 651
 .  Other liabilities & accruals                                               6 203        580
Other debts Non Group
 .  Assets suppliers                                                             201        112
 .  Income tax - corporation tax
 .  Other non-operating debts                                              1 416 303  1 381 805
Payables & Others debts Group
Deferred income                                                                   1
----------------------------------------------------------------------------------------------
 .    TOTAL V...........................................                   1 581 102  1 511 019
----------------------------------------------------------------------------------------------
Exchange adjustment - credit                         VI
Eliminations counterparts                           VII
----------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                                               1 590 088  1 518 175
----------------------------------------------------------------------------------------------

                                                                             P 1

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                          18-03-99   16:51

F280 - HCA SNC (Ex EEM)                                                                                                 SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                          KFF
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Head                     YEAR                                 YEAR
                                                                                   N                                   N - 1
-----------------------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                         7070                     326 007                           229 065
-----------------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                         6070                     322 901                           189 905
-----------------------------------------------------------------------------------------------------------------------------------
Cost of other supplies (a)                                6010
-----------------------------------------------------------------------------------------------------------------------------------
External Services Purchases                               6040
-----------------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                7133
(production, services, finished goods)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                         7200      //////////////////////            //////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK  I                            GIPB                       3 106                            39 160
-----------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                 7400      //////////////////////            //////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                   7810                                                            48
-----------------------------------------------------------------------------------------------------------------------------------

Other operating Income                                    7500                      25 826                             2 525
-----------------------------------------------------------------------------------------------------------------------------------
 .    Sub Total (OOI)  IV                                                            28 866                             4 316

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                          6410                       8 121                             8 932
Social charges                                            6450                       4 032                             4 200
LTIP                                                      6819
-----------------------------------------------------------------------------------------------------------------------------------
External Staff                                            6210                       1 193                               175
-----------------------------------------------------------------------------------------------------------------------------------
Supplies                                                  6060                         646                               548
-----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                 6122
-----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                       6125
-----------------------------------------------------------------------------------------------------------------------------------
Other External Services                                   6100                      15 889                            29 193
(including management fees expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                      6310                       1 821                             1 422
-----------------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                              6811                         788                               700
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                              6816
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                            6817
-----------------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                            6815                         191                                75
-----------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                  6500                         617                                51
-----------------------------------------------------------------------------------------------------------------------------------
 .    Sub Total (OOE)  V                                                             33 298                            45 296
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =  VI                                              -1 326                            -1 820
-----------------------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                                                                18-03-99   16:51

F280 - HCA SNC (Ex EEM)                                                                                            SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                     KFF
-----------------------------------------------------------------------------------------------------------------------------
                                                             Head                    YEAR                          YEAR
                                                                                       N                           N - 1
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                    7610
-----------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                       7612
-----------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                         7620                             3                            1
-----------------------------------------------------------------------------------------------------------------------------
Other interest Income                                         7680                         8 807                        6 792
-----------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

 .  related to Group Investments                               7862
-----------------------------------------------------------------------------------------------------------------------------
 .  other financial provisions                                 7863
-----------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                           7660                          3158                         3867
-----------------------------------------------------------------------------------------------------------------------------

New Profit on Sales of market.securities                      7670
-----------------------------------------------------------------------------------------------------------------------------
          .    Sub total (FI)  VII                                                        11 968                       10 660

FINANCIAL EXPENSES (FE)

Amort. & Deprec. Of Group Investments                         6862
-----------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                  6863
-----------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                             6610                            14                           60
-----------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                          6660                         2 803                        2 011
-----------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                        6670
-----------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (FE).................... VIII                                       2 817                        2 071
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =                IX                                         9 151                        8 589
(PER BOOK)
-----------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                       7710                            32
-----------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                            7751
-----------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                              7752                            30                           42
-----------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                        7755
-----------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                 7780
-----------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                              7788
-----------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the                 7770        //////////////////////       //////////////////////
 current year's profit
-----------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                          7870                                                        200
-----------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (EI)  X                                                                62                          242
-----------------------------------------------------------------------------------------------------------------------------

                                                                             P 2

------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                       18-03-99   16:51

F280 - HCA SNC (Ex EEM)                                                                              SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                      KFF
------------------------------------------------------------------------------------------------------------
                                                    Head                YEAR                      YEAR
                                                                         N                        N - 1
------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                             6710                       223                       939
------------------------------------------------------------------------------------------------------------
On Sale of Assets:

- Net Book Value of Intangib. Assets sold           6751
------------------------------------------------------------------------------------------------------------
- Net Book Value of Tangible Assets sold            6752                        22                        69
------------------------------------------------------------------------------------------------------------
- Gross Value of Shares sold                        6755
------------------------------------------------------------------------------------------------------------
- Losses on other Disposals                         6780
------------------------------------------------------------------------------------------------------------
Provisions provid. by fiscal regulations            6870
------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                      6875
------------------------------------------------------------------------------------------------------------
           .  Sub Total (EE)     XI                                            245                     1 008
------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                        -183                      -766
------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND                                               7 642                     6 003
COMBINED OPERATIONS VI+IX+XII=   XIII
------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV              7550
------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI              6550
------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                        6950
------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                          6957
------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                8800                     7 642                     6 003
(XIII+XV-XVI-XVII-XVIII)
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                18-03-99   16:53

ITA08 - MEDIAPRESSING ITALIE                                                  SOCIAL

BALANCE SHEET - ASSETS                                                           ITL
-------------------------------------------------------------------------------------
                                                  Brut   Amort & Prov   Net     Net
                                                   N          N          N     N - 1
-------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses
 .  Goodwill (statutory accounts)
 .  Adv. payments to int. assets suppliers
 .  Other intangible assets                           13            10       3       6
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment                            145    -145
 .  Other tangible assets                            151                   151      12
 .  Intangible assets in progress
 .  Adv. payments to tang. assets suppl.
Financial assets
 .  Investment in subsidiaries (shares)
 .  Loans to subsidiaries
 .  Other long term investments
 .  Other loans
 .  Other financial assets
Shares consolidated under equity method
-------------------------------------------------------------------------------------
 .    TOTAL    I ..........................          164           155       9      18
-------------------------------------------------------------------------------------
Inventories and work in progress
 .  Raw materials
 .  Work in progress:  goods
 .  Work in progress:  services
 .  Semi-finished & finished goods
 .  Others
Adv. payments on orders
Operating receivables non group
 .  External trade debtors - clients only         29 546           423  29 123  28 159
 .  Other external trade debtors                   1 892                 1 892   1 004
External sundry debtors non-operating
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank and in hand                          1 241                 1 241   3 085
Prepaid expenses                                      6                     6       2
-------------------------------------------------------------------------------------
 .    TOTAL    II .........................       32 685           423  32 262  32 248
-------------------------------------------------------------------------------------
Deferred charges             III
Deferred taxes                IV
Refund premiums / bonds        V
Exchange adjustment - debit   VI
Eliminations counterparts    VII
-------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VIII)                     32 849           578  32 271  32 268
-------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                   18-03-99   16:53

ITA08-MEDIAPRESSING ITALIE                                                       SOCIAL

BALANCE SHEET - LIABILITIES                                                         ITL
----------------------------------------------------------------------------------------
                                                                            N     N - 1
----------------------------------------------------------------------------------------
Share capital                                                                 20      20
Premiums
Reevaluation reserve
Legal reserve                                                                 20      20
Other reserves                                                               433     268
Retained earnings
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                               605     207
----------------------------------------------------------------------------------------
 .    TOTAL I............................................                   1 078     515
----------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
----------------------------------------------------------------------------------------
 .    TOTAL II...........................................
----------------------------------------------------------------------------------------
Other stockholders' equity                           III
----------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges                                                        96      77
Deferred tax allowance
Provisions due to goodwills
----------------------------------------------------------------------------------------
 .    TOTAL IV...........................................                      96      77
----------------------------------------------------------------------------------------
Financial liabilities
 .  Convertible debenture loans
 .  Other debenture loans
 .  Due to banks & credit institutions
 .  Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 .  Trade suppliers non-group                                              30 569  31 455
 .  Fiscal & social liabilities                                                35      33
 .  Other liabilities & accruals                                               38      49
Other debts Non Group
 .  Assets suppliers
 .  Income tax - corporation tax                                              456     139
 .  Other non-operating debts
Payables & Others debts Group
Deferred income
----------------------------------------------------------------------------------------
 .    TOTAL V............................................                  31 098  31 676
----------------------------------------------------------------------------------------
Exchange adjustment - credit                          VI
Eliminations counterparts                            VII
----------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                                               32 272  32 268
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                              18-03-99   16:53

ITA08 -MEDIAPRESSING ITALIE                                                                                                 SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                             ITL
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Head                     YEAR                             YEAR
                                                                                  N                              N - 1
-----------------------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                      7070                                118 458                           95 571
-----------------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                      6070                                114 538                           92 771
-----------------------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                            6010
-----------------------------------------------------------------------------------------------------------------------------------
External Services Purchases                            6040                                    557                              527
-----------------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                             7133
(production, services, finished goods)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                      7200        ///////////////////////////////  ///////////////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK  I                         GIPB                                 3 363                            2 273
-----------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                              7400        ///////////////////////////////  ///////////////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                7810                                      3                              133
-----------------------------------------------------------------------------------------------------------------------------------
Other operating Income                                 7500
-----------------------------------------------------------------------------------------------------------------------------------
 .    Sub Total (OOI)  IV                                                                         3                              133

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                       6410                                    261                              192
Social charges                                         6450                                     86                               83
LTIP                                                   6819
-----------------------------------------------------------------------------------------------------------------------------------
External Staff                                         6210
-----------------------------------------------------------------------------------------------------------------------------------
Supplies                                               6060                                     19                               11
-----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)              6122
-----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                    6125
-----------------------------------------------------------------------------------------------------------------------------------
Other External Services                                6100                                  1 742                            1 361
(including Management fees expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                   6310                                     64                                8
-----------------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                           6811                                      3                              100
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                           6816                                      6                               17
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                         6817                                    147                              142
-----------------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                         6815                                     22                               18
-----------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                               6500                                    101                              100
-----------------------------------------------------------------------------------------------------------------------------------
     .    Sub Total (OOE) V                                                                  2 451                            2 032
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                                        915                              374
-----------------------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION              12/98                                                                        18-03-99   16:53

ITA08 -MEDIAPRESSING ITALIE                                                                                       SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                   ITL
-----------------------------------------------------------------------------------------------------------------------------
                                                         Head                  YEAR                          YEAR
                                                                                 N                           N - 1
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                               7610
-----------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                  7612
-----------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                    7620
-----------------------------------------------------------------------------------------------------------------------------
Other interest Income                                    7680                            89                            114
-----------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                          7862
-----------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                            7863
-----------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                      7660
-----------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                 7670
-----------------------------------------------------------------------------------------------------------------------------
         .    Sub total (FI)  VII                                                        89                            114


FINANCIAL EXPENSES (FE)
Amort. & Deprec. Of Group Investments                    6862
-----------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                             6863
-----------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                        6610                             2
-----------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                     6660
-----------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                   6670
-----------------------------------------------------------------------------------------------------------------------------
         .    Sub Total (FE).................  VIII                                       2
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                   87                            114
(PER BOOK)
-----------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                  7710                                                            5
-----------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                       7751
-----------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                         7752
-----------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                   7755
-----------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                            7780
-----------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                         7788
-----------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the            7770  ////////////////////////////   ////////////////////////////
current year's profit
-----------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                     7870
-----------------------------------------------------------------------------------------------------------------------------
         .  Sub Total (EI)      X                                                                                        5
-----------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION                12/98                                                                    18-03-99   16:53

ITA08 -MEDIAPRESSING ITALIE                                                                                     SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                 ITL
----------------------------------------------------------------------------------------------------------------------------
                                                          Head                YEAR                      YEAR
                                                                                N                       N - 1
----------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                   6710                             4                        147
----------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                 6751
----------------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                 6752
----------------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                             6755
----------------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                              6780
----------------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                   6870
----------------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                            6875
----------------------------------------------------------------------------------------------------------------------------
       .  Sub Total (EE)     XI                                                            4                        147
----------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                                    -4                       -142
----------------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED OPERTATIONS                                      998                        346
VI+IX+XII=   XIII
----------------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                    7550
----------------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                    6550
----------------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                              6950                           393                        139
----------------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                6957
----------------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                      8800                           605                        207
(XIII+XV-XVI-XVII-XVIII)
----------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION            12/98                                                                         18-03-99   16:51

F281 - AFFI CONSEIL                                                                                              SOCIAL

BALANCE SHEET - ASSETS                                                                                              KFF
----------------------------------------------------------------------------------------------------------------------------
                                                 Brut            Amort & Prov             Net                Net
                                                   N                   N                   N                N - 1
----------------------------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses                    564                    416                148                    3
 .  Goodwill (statutory accounts)                        1                                         1                    1
 .  Adv. payments to int. assets suppliers
 .  Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment                  3                      2                  1                    2
 .  Other tangible assets                            1 404                  1 080                324                  328
 .  Intangible assets in progress
 .  Adv. payments to tang. assets suppl.
Financial assets
 .  Investment in subsidiaries (shares)
 .  Loans to subsidiaries
 .  Other long term investments
 .  Other loans                                         13                                        13
 .  Other financial assets
Shares consolidated under equity method
----------------------------------------------------------------------------------------------------------------------------
 .           TOTAL    I ................             1 985                  1 498                487                  334
----------------------------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .  Raw materials
 .  Work in progress:  goods
 .  Work in progress:  services
 .  Semi-finished & finished goods
 .  Others
Adv. payments on orders
Operating receivables non group
 .  External trade debtors - clients only            3 253                     73              3 180                2 592
 .  Other external trade debtors                     1 055                                     1 055                1 059
External sundry debtors non-operating                 303                                       303                   44
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank and in hand                              185                                       185                1 556
Prepaid expenses                                       46                                        46                   34
----------------------------------------------------------------------------------------------------------------------------
 .           TOTAL    II ...............             4 842                     73              4 769                5 251
----------------------------------------------------------------------------------------------------------------------------
Deferred charges               III
Deferred taxes                  IV
Refund premiums / bonds          V
Exchange adjustment - debit     VI
Eliminations counterparts      VII
----------------------------------------------------------------------------------------------------------------------------
 .           GRAND TOTAL  (I to VII)                 6 827                  1 571              5 256                5 619
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION                    12/98                                                                18-03-99   16:51

F281 - AFFI CONSEIL                                                                                             SOCIAL

BALANCE SHEET - LIABILITIES                                                                                        KFF
----------------------------------------------------------------------------------------------------------------------------
                                                                              N                      N - 1
----------------------------------------------------------------------------------------------------------------------------
Share capital                                                                           251                         251
Premiums
Reevaluation reserve
Legal reserve                                                                            25                          25
Other reserves
Retained earnings                                                                        28                         588
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                         -188                         243
----------------------------------------------------------------------------------------------------------------------------
 .        TOTAL  I................................................                       116                       1 107
----------------------------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
----------------------------------------------------------------------------------------------------------------------------
 .        TOTAL  II...............................................
----------------------------------------------------------------------------------------------------------------------------
Other stockholders' equity                                     III
----------------------------------------------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges                                                                  514                         925
Deferred tax allowance
Provisions due to goodwills
----------------------------------------------------------------------------------------------------------------------------
 .        TOTAL IV................................................                       514                         925
----------------------------------------------------------------------------------------------------------------------------
Financial liabilities
 .  Convertible debenture loans
 .  Other debenture loans
 .  Due to banks & credit institutions
 .  Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 .  Trade suppliers non-group                                                          2 545                       1 442
 .  Fiscal & social liabilities                                                        2 033                       2 018
 .  Other liabilities & accruals                                                          46                         123
Other debts Non Group
 .  Assets suppliers                                                                                                   4
 .  Income tax - corporation tax
 .  Other non-operating debts
Payables & Others debts Group
Deferred income                                                                           2
----------------------------------------------------------------------------------------------------------------------------
 .        TOTAL V.................................................                     4 626                       3 587
----------------------------------------------------------------------------------------------------------------------------
Exchange adjustment - credit                                    VI
Eliminations counterparts                                      VII
----------------------------------------------------------------------------------------------------------------------------
 .        GRAND TOTAL (I to VII)                                                       5 256                       5 619
----------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                                                                          18-03-99   16:51

F281 - AFFI CONSEIL                                                                                                          SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                              KFF
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Head                   YEAR                             YEAR
                                                                                  N                              N - 1
-----------------------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                            7070                           12 138                           10 725
-----------------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                            6070
-----------------------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                                  6010
-----------------------------------------------------------------------------------------------------------------------------------
External Services Purchases                                  6040
-----------------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                   7133
(production, services, finished goods)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                            7200  ///////////////////////////////  ///////////////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK  I                               GIPB                           12 138                           10 725
-----------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                    7400  ///////////////////////////////  ///////////////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                      7810                              411
-----------------------------------------------------------------------------------------------------------------------------------
Other operating Income                                       7500                            1 012                              228
-----------------------------------------------------------------------------------------------------------------------------------
 .    Sub Total (OOI)  IV                                                                     1 423                              228

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                             6410                            5 683                            4 467
Social charges                                               6450                            2 273                            1 981
LTIP                                                         6819
-----------------------------------------------------------------------------------------------------------------------------------
External Staff                                               6210
-----------------------------------------------------------------------------------------------------------------------------------
Supplies                                                     6060                               86                              102
-----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                    6122
-----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                          6125
-----------------------------------------------------------------------------------------------------------------------------------
Other External Services                                      6100                            3 544                            3 188
(including management fees expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                         6310                              567                              500
-----------------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                                 6811                              468                              223
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                                 6816
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                               6817
-----------------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                               6815                                                                64
-----------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                     6500                                6                                6
-----------------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (OOE) V                                                              12 627                           10 531
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                                        934                              422
-----------------------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                                                                          18-03-99   16:51

F281 - AFFI CONSEIL                                                                                                          SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                              KFF
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Head                   YEAR                             YEAR
                                                                                  N                              N - 1
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
-----------------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612
-----------------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620                             3
-----------------------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                            22                            41
-----------------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
-----------------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
-----------------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660
-----------------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
-----------------------------------------------------------------------------------------------------------------------------------
           .    Sub total (FI)  VII                                                          25                            41
FINANCIAL EXPENSES (FE)
Amort. & Deprec. Of Group Investments                        6862
-----------------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610                             4
-----------------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660
-----------------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
-----------------------------------------------------------------------------------------------------------------------------------
           .  Sub Total (FE)  VIII                                                            4
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                       21                            41
(PER BOOK)
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710                                                          19
-----------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
-----------------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752                                                          24
-----------------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
-----------------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
-----------------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
-----------------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the                7770  ////////////////////////////  ////////////////////////////
 current year's profit
-----------------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
-----------------------------------------------------------------------------------------------------------------------------------
           .  Sub Total (EI)      X                                                                                        43
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 2

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                                                                          18-03-99   16:51

F281 - AFFI CONSEIL                                                                                                          SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                              KFF
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Head                   YEAR                             YEAR
                                                                                  N                              N - 1
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710                     1 143
-----------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
-----------------------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752
-----------------------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
-----------------------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
-----------------------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
-----------------------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
-----------------------------------------------------------------------------------------------------------------------------------
           .  Sub Total (EE)     XI                                                   1 143
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                               -1 143                        43
-----------------------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED OPERATIONS                                     -188                       506
 VI+IX+XII=   XIII
-----------------------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
-----------------------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950                                                 263
-----------------------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
-----------------------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                      -188                       243
(XIII+XV-XVI-XVII-XVIII)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

--------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                             18-03-99   16:51

F282 - CONCERTO MEDIA                                                           SOCIAL

BALANCE SHEET - ASSETS                                                             KFF
--------------------------------------------------------------------------------------
                                                  Brut   Amort & Prov   Net     Net
                                                   N          N          N     N - 1
--------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses                  219           219              89
 .  Goodwill (statutory accounts)                    200           200             200
 .  Adv. payments to int. assets suppliers
 .  Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment              260           254       6       9
 .  Other tangible assets                          4 095         2 870   1 225     984
 .  Intangible assets in progress
 .  Adv. payments to tang. assets suppl.
Financial assets
 .  Investment in subsidiaries (shares)
 .  Loans to subsidiaries
 .  Other long term investments
 .  Other loans                                       72                    72      15
 .  Other financial assets
Shares consolidated under equity method
-------------------------------------------------------------------------------------
 .           TOTAL I....................           4 846         3 543   1 303   1 297
-------------------------------------------------------------------------------------
Inventories and work in progress
 .  Raw materials
 .  Work in progress:  goods
 .  Work in progress:  services
 .  Semi-finished & finished goods
 .  Others
Adv. payments on orders
Operating receivables non group
 .  External trade debtors - clients only         25 714         9 353  16 361  12 959
 .  Other external trade debtors                   5 331                 5 331   8 631
External sundry debtors non-operating            20 499                20 499  21 162
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank and in hand                         18 285                18 285  27 403
Prepaid expenses                                    131                   131      91
-------------------------------------------------------------------------------------
 .           TOTAL II...................          69 960         9 353  60 607  70 155
-------------------------------------------------------------------------------------
Deferred changes III
Deferred taxes      IV
Refund premiums / bonds     V
Exchange adjustment - debit  VI
Eliminations counterparts    VII
-------------------------------------------------------------------------------------
 .           GRAND TOTAL (I to VII)               74 806        12 896  61 910  71 543
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                             18-03-99   16:51

F282 - CONCERTO MEDIA                                                           SOCIAL

BALANCE SHEET - LIABILITIES                                                        KFF
--------------------------------------------------------------------------------------
                                                                         N     N - 1
--------------------------------------------------------------------------------------
Share capital                                                             500     500
Premiums
Reevaluation reserve
Legal reserve                                                              50      50
Other reserves
Retained earnings                                                       8 416   3 365
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                          2 794   5 551
-------------------------------------------------------------------------------------
 .        TOTAL I................................................       11 760   9 466
-------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
-------------------------------------------------------------------------------------
 .        TOTAL II...............................................
-------------------------------------------------------------------------------------
Other stockholders' equity                                   III
-------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges                                                    813     832
Deferred tax allowance
Provisions due to goodwills
-------------------------------------------------------------------------------------
 .        TOTAL IV...............................................          813     832
-------------------------------------------------------------------------------------
Financial liabilities
 .  Convertible debenture loans
 .  Other debenture loans
 .  Due to banks & credit institutions
 .  Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 .  Trade suppliers non-group                                            3 973  20 158
 .  Fiscal & social liabilities                                          9 312   7 250
 .  Other liabilities & accruals                                         1 038   1 006
Other debts Non Group
 .  Assets suppliers                                                        13      22
 .  Income tax - corporation tax                                         1 107
 .  Other non-operating debts                                           33 890  32 801
Payables & Others debts Group
Deferred income                                                             4       8
-------------------------------------------------------------------------------------
 .        TOTAL V................................................       49 337  61 237
-------------------------------------------------------------------------------------
Exchange adjustment - credit                                  VI
Eliminations counterparts                                    VII
-------------------------------------------------------------------------------------
 .        GRAND TOTAL (I to VII)                                        61 910  71 543
-------------------------------------------------------------------------------------

                                                                             P 1

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                                        18-03-99    16:51

F282 - CONCERTO MEDIA                                                                                                     SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                           KFF
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Head                      YEAR                            YEAR
                                                                                    N                             N - 1
-----------------------------------------------------------------------------------------------------------------------------------

TURNOVER PER BOOK                                       7070                              37 213                           34 662
-----------------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                       6070
-----------------------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                             6010
-----------------------------------------------------------------------------------------------------------------------------------
External Services Purchases                             6040                                 451                            1 831
-----------------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                              7133
(production, services, finished goods)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                       7200     ///////////////////////////////  ///////////////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK         I                   GIPB                              36 762                           32 831
-----------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                               7400     ///////////////////////////////  ///////////////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                 7810                                 140
-----------------------------------------------------------------------------------------------------------------------------------
Other operating Income                                  7500                                                                    6
-----------------------------------------------------------------------------------------------------------------------------------
 .              Sub Total (OOI)  IV                                                           284                              138

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                        6410                              11 675                            9 763

Social charges                                          6450                               6 015                            5 031

LTIP                                                    6819
-----------------------------------------------------------------------------------------------------------------------------------
External Staff                                          6210                                  62                               37
-----------------------------------------------------------------------------------------------------------------------------------
Supplies                                                6060                                 357                              260
-----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)               6122
-----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                     6125
-----------------------------------------------------------------------------------------------------------------------------------
Other External Services                                 6100                              13 143                           10 676
(including management fees expenses)
-----------------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                    6310                               1 220                            1 125
-----------------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                            6811                                 416                              427
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                            6816
-----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                          6817                                   4                               10
-----------------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                          6815                                 111                              149
-----------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                6500                                  53                              829
-----------------------------------------------------------------------------------------------------------------------------------
          .        Sub Total (OOE) V                                                      33 056                           28 307
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                                    3 990                            4 662
-----------------------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                                       18-03-99   16:51

F282 - CONCERTO MEDIA                                                                                                   SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                         KFF
--------------------------------------------------------------------------------------------------------------------------------
                                                             Head                    YEAR                         YEAR
                                                                                       N                          N - 1
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
--------------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612
--------------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620
--------------------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                             361                          437
--------------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
--------------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
--------------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660
--------------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
--------------------------------------------------------------------------------------------------------------------------------
          .        Sub total (FI)       VII                                                   361                          437

FINANCIAL EXPENSES (FE)

Amort. & Deprec. Of Group Investments                        6862
--------------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
--------------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610
--------------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660
--------------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
--------------------------------------------------------------------------------------------------------------------------------
          .        Sub Total (FE)....................VIII
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                        361                          437
(PER BOOK)
--------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710                               4                           95
--------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
--------------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752                                                           25
--------------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
--------------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
--------------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
--------------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the current        7770     ///////////////////////////  ///////////////////////////
year's profit
-------------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870                             500                          700
-------------------------------------------------------------------------------------------------------------------------------
          .        Sub Total (EI)      X                                                      504                          820
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                             18-03-99   16:51

F282 - CONCERTO MEDIA                                                                                         SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                               KFF
----------------------------------------------------------------------------------------------------------------------
                                                             Head              YEAR                    YEAR
                                                                                 N                     N - 1
----------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710                        640                      338
----------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
----------------------------------------------------------------------------------------------------------------------

-  Net Book Value of Tangible Assets sold                    6752                                                   5
----------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
----------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
----------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
----------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875                        289
----------------------------------------------------------------------------------------------------------------------
          .        Sub Total (EE)     XI                                                 929                      343
----------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                                  -425                      477
----------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED OPERATIONS                                     3 926                    5 576
VI+IX+XII=   XIII
----------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
----------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
----------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950                      1 132                       25
----------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
----------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                      2 794                    5 551
(XIII+XV-XVI-XVII-XVIII)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION                  12/98                                                               18-03-99   16:52

F286 - MEDIAPOLIS WORLDWIDE                                                                                  SOCIAL

BALANCE SHEET - ASSETS                                                                                          KFF
----------------------------------------------------------------------------------------------------------------------
                                                          Brut           Amort & Prov          Net              Net
                                                           N                  N                 N              N - 1
----------------------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .   Start-up costs
 .   Research & development costs
 .   Concessions, patents & licenses                         266                49               217
 .   Goodwill (statutory accounts)
 .   Adv. payments to int. assets suppliers
 .   Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .   Lands
 .   Buildings
 .   Plant, machinery, tools & equipment
 .   Other tangible assets                                   486               322               164               277
 .   Intangible assets in progress
 .   Adv. payments to tang. assets suppl.
Financial assets
 .   Investment in subsidiaries (shares)                     779                                 779               779
 .   Loans to subsidiaries
 .   Other long term investments
 .   Other loans
 .   Other financial assets
Shares consolidated under equity method
----------------------------------------------------------------------------------------------------------------------
 .              TOTAL  I..............                     1 531               371             1 160             1 056
----------------------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .   Raw materials
 .   Work in progress: goods
 .   Work in progress: services
 .   Semi-finished & finished goods
 .   Others
Adv. payments on orders
Operating receivables non group
 .   External trade debtors - clients only                29 895                              29 895            37 704
 .   Other external trade debtors                         13 742                              13 742             9 689
External sundry debtors non-operating                     6 621                               6 621             3 698
Subscribed capital, called, unpaid
Receivables Group
Securities
 .   Own shares
 .   Marketable securities
Cash at bank and in hand                                  1 861                               1 861                 9
Prepaid expenses                                              3                                   3
----------------------------------------------------------------------------------------------------------------------
 .              TOTAL    II............                   52 122                              52 122            51 100
----------------------------------------------------------------------------------------------------------------------
Deferred charges                 III
Deferred taxes                    IV
Refund premiums / bonds            V
Exchange adjustment - debit       VI
Eliminations counterparts        VII
----------------------------------------------------------------------------------------------------------------------
 .              GRAND TOTAL (I to VII)                    53 653               371            53 282            52 156
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                            18-03-99   16:52

F286 - MEDIAPOLIS WORLDWIDE                                                                                  SOCIAL

BALANCE SHEET - LIABILITIES                                                                                     KFF
----------------------------------------------------------------------------------------------------------------------
                                                                                N                      N - 1
----------------------------------------------------------------------------------------------------------------------
Share capital                                                                            800                      800
Premiums
Reevaluation reserve
Legal reserve
Other reserves
Retained earnings                                                                     - 9031                   -5 361
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                        -2 897                   -3 670
----------------------------------------------------------------------------------------------------------------------
 .              TOTAL  I......................................                        -11 128                   -8 231
----------------------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
----------------------------------------------------------------------------------------------------------------------
 .              TOTAL  II.....................................
----------------------------------------------------------------------------------------------------------------------
Other stockholders' equity                                 III
----------------------------------------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges                                                                   270
Deferred tax allowance
Provisions due to goodwills
----------------------------------------------------------------------------------------------------------------------
 .              TOTAL  IV.....................................                            270
----------------------------------------------------------------------------------------------------------------------
Financial liabilities
 .   Convertible debenture loans
 .   Other debenture loans
 .   Due to banks & credit institutions                                                                          3 719
 .   Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 .   Trade suppliers non-group                                                         54 397                   46 242
 .   Fiscal & social liabilities                                                        7 167                    6 481
 .   Other liabilities & accruals                                                         585                    1 070
Other debts Non Group
 .   Assets suppliers                                                                     314
 .   Income tax - corporation tax                                                         205
 .   Other non-operating debts                                                          1 431                    2 875
Payables & Others debts Group
Deferred income                                                                           41
----------------------------------------------------------------------------------------------------------------------
 .              TOTAL  V......................................                         64 140                   60 387
----------------------------------------------------------------------------------------------------------------------
Exchange adjustment - credit                                VI
Eliminations counterparts                                  VII
----------------------------------------------------------------------------------------------------------------------
 .              GRAND TOTAL (I to VII)                                                 53 282                   52 156
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                               18-03-99   16:52

F286 - MEDIAPOLIS WORLDWIDE                                                                                     SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                 KFF
----------------------------------------------------------------------------------------------------------------------
                                             Head                         YEAR                          YEAR
                                                                           N                            N - 1
----------------------------------------------------------------------------------------------------------------------
Turnover per book                            7070                            89 595                           106 189
----------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)            6070                            83 559                            97 840
----------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                  6010
----------------------------------------------------------------------------------------------------------------------
External Services Purchases                  6040
----------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                   7133
(production, services, finished goods)
----------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company            7200    //////////////////////////////   ///////////////////////////////
----------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK         I        GIPB                             6 036                             8 349
----------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                    7400    //////////////////////////////   ///////////////////////////////
----------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation      7810
----------------------------------------------------------------------------------------------------------------------
Other operating Income                       7500                               195
----------------------------------------------------------------------------------------------------------------------
 .       Sub Total (OOI)  IV                                                    2955                               653

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                             6410                             5 085                             4 452
Social charges                               6450                             1 639                             1 644
LTIP                                         6819
----------------------------------------------------------------------------------------------------------------------
External Staff                               6210                             1 970                             2 553
----------------------------------------------------------------------------------------------------------------------
Supplies                                     6060                                18                                44
----------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)    6122
----------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)          6125
----------------------------------------------------------------------------------------------------------------------
Other External Services                      6100                            15 554                            10 595
(including management fees expenses)
----------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)         6310                               147                               101
----------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                 6811                               156                               107
----------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                 6816
----------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets               6817
----------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges               6815                               270
----------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                     6500
----------------------------------------------------------------------------------------------------------------------
         .      Sub Total (OOE) V                                            24 839                            19 496
----------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                     -15 848                           -10 494
----------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                                18-03-99   16:52

F286 - MEDIAPOLIS WORLDWIDE                                                                                      SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                  KFF
-----------------------------------------------------------------------------------------------------------------------
                                                         Head              YEAR                      YEAR
                                                                            N                        N - 1
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (fi)

Dividends received (gross)                               7610                         6 380                      3 569
-----------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                  7612
----------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                    7620
----------------------------------------------------------------------------------------------------------------------
Other interest Income                                    7680                             1                          1
----------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                          7862
----------------------------------------------------------------------------------------------------------------------
-  other financial provisions                            7863
----------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                      7660                            90                        126
----------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                 7670
----------------------------------------------------------------------------------------------------------------------
    .     Sub total (FI)       VII                                                    6 471                      3 696
FINANCIAL EXPENSES (FE)
Amort. & Deprec. Of Group Investments                    6862
----------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                             6863
----------------------------------------------------------------------------------------------------------------------
Interest Expenses                                        6610                            75                         78
----------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                     6660                           630                        546
----------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                   6670
----------------------------------------------------------------------------------------------------------------------
    .     Sub Total (FE).........................VIII                                   705                        624
----------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                5 766                      3 072
(PER BOOK)
----------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                  7710
----------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                       7751
----------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                         7752
----------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                   7755
----------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                            7780
----------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                         7788
----------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the current    7770  ////////////////////////////   ////////////////////////
year's profit
----------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                     7870
----------------------------------------------------------------------------------------------------------------------
    .     Sub Total (EI)      X
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                               18-03-99   16:52

F286 - MEDIAPOLIS WORLDWIDE                                                                                     SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                 KFF
----------------------------------------------------------------------------------------------------------------------
                                                             Head              YEAR                    YEAR
                                                                                N                      N - 1
----------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710                        590
----------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
----------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752
----------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
----------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
----------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
----------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
----------------------------------------------------------------------------------------------------------------------
 .        Sub Total (EE)     XI
----------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                                  -590
----------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED OPERATIONS                                   -10 672                   -7 422
VI+IX+XII=   XIII
----------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
----------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
----------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950                     -7 775                    3 752
----------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
----------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                     -2 897                   -3 670
(XIII+XV-XVI-XVII-XVIII)
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CONSOLIDATION                  12/98                                                            18-03-99   16:51

F283 - MEDIAPOLIS                                                                                         SOCIAL

BALANCE SHEET - ASSETS                                                                                       KFF
------------------------------------------------------------------------------------------------------------------
                                                    Brut           Amort & Prov          Net               Net
                                                      N                 N                 N               N - 1
------------------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses
 .  Goodwill (statutory accounts)
 .  Adv. payments to int. assets
    suppliers
 .  Other intangible assets                            291               291                                   8
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment                174               121                53                52
 .  Other tangible assets                            7 661             5 398             2 263             1 764
 .  Intangible assets in progress
 .  Adv. payments to tang. assets
    suppl.
Financial assets
 .  Investment in subsidiaries (shares)                396                                 396
 .  Loans to subsidiaries                              706                                 706
 .  Other long term investments
 .  Other loans                                         17                                  17                42
 .  Other financial assets                              10                                  10                12
Shares consolidated under equity method
------------------------------------------------------------------------------------------------------------------
 .             TOTAL    I................            9 255             5 810             3 445             1 878
------------------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .  Raw materials
 .  Work in progress:  goods
 .  Work in progress:  services
 .  Semi-finished & finished goods
 .  Others
Adv. payments on orders
Operating receivables non group
 .  External trade debtors - clients                61 114                              61 114            78 843
    only
 .  Other external trade debtors                    12 529                              12 529            20 925
External sundry debtors non-operating             294 764                             294 764           291 993
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank and in hand                           53 786                              53 786            30 844
Prepaid expenses                                      118                                 118             1 141
------------------------------------------------------------------------------------------------------------------
 .              TOTAL    II...............         422 311                             422 311           422 605
------------------------------------------------------------------------------------------------------------------
Deferred charges                    III
Deferred taxes                      IV
Refund premiums / bonds              V
Exchange adjustment - debit         VI
Eliminations counterparts           VII
                                              --------------------------------------------------------------------
 .             GRAND TOTAL (I to VII)              431 566             5 810           425 756           425 624
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                       18-03-99   16:51

F283 - MEDIAPOLIS                                                                                       SOCIAL

BALANCE SHEET - LIABILITIES                                                                                KFF
--------------------------------------------------------------------------------------------------------------
                                                                                N                      N - 1
--------------------------------------------------------------------------------------------------------------
Share capital                                                                     250                      250
Premiums
Reevaluation reserve
Legal reserve                                                                      25                       25
Other reserves
Retained earnings                                                                  21                        7
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                 10 622                    6 414
--------------------------------------------------------------------------------------------------------------
 .              TOTAL    I.....................................                 10 918                    6 696
--------------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
--------------------------------------------------------------------------------------------------------------
 .              TOTAL II.......................................
--------------------------------------------------------------------------------------------------------------
Other stockholders' equity                                 III
Provisions for risks
Provisions for charges                                                          1 981                    1 399
Deferred tax allowance
Provisions due to goodwills
--------------------------------------------------------------------------------------------------------------
 .              TOTAL IV.......................................                  1 981                    1 399
--------------------------------------------------------------------------------------------------------------
Financial  liabilities
 . Convertible debenture loans
 . Other debenture loans
 . Due to banks & credit institutions
 . Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 . Trade suppliers non-group                                                    35 636                   74 882
 . Fiscal & social liabilities                                                  23 444                   24 275
 . Other liabilities & accruals                                                 22 122                   14 815
Other debts Non Group
 . Assets suppliers                                                                224                      143
 . Income tax - corporation tax
 . Other non-operating debts                                                   331 214                  302 424
Payables & Others debts Group
Deferred income                                                                   217                      990
--------------------------------------------------------------------------------------------------------------
 .              TOTAL V........................................                412 857                  416 539
--------------------------------------------------------------------------------------------------------------
Exchange adjustment - credit                                VI
Eliminations counterparts                                  VII
--------------------------------------------------------------------------------------------------------------
 .              GRAND TOTAL (I to VII)                                         425 756                  425 624
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                           18-03-99   16:51

F283 - MEDIAPOLIS                                                                                           SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                             KFF
---------------------------------------------------------------------------------------------------------------------
                                                             Head              YEAR                    YEAR
                                                                                N                      N - 1
---------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                            7070                    214 138                  172 445
---------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                            6070                     97 250                   78 057
---------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                                  6010
---------------------------------------------------------------------------------------------------------------------
External Services Purchases                                  6040                      1 598                    4 280
---------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                   7133
(production, services, finished goods)
---------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                            7200     //////////////////////   //////////////////////
---------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK         I                        GIPB                    115 290                   90 108
---------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                    7400     //////////////////////   //////////////////////
---------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                      7810                                                 724
---------------------------------------------------------------------------------------------------------------------
Other operating Income                                       7500                        680
---------------------------------------------------------------------------------------------------------------------
     .    Sub Total (OOI)  IV                                                          2 984                    1 899

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                             6410                     31 152                   23 665
Social charges                                               6450                     13 122                   10 432
LTIP                                                         6819
---------------------------------------------------------------------------------------------------------------------
External Staff                                               6210                        560                    4 796
---------------------------------------------------------------------------------------------------------------------
Supplies                                                     6060                      1 226                      699
---------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                    6122
---------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                          6125
---------------------------------------------------------------------------------------------------------------------
Other External Services                                      6100                     50 512                   39 944
(including management fees expenses)
---------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                         6310                      2 355                    1 850
---------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                                 6811                        828                      683
---------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                                 6816
---------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                               6817
---------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                               6815                        582                       26
---------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                     6500                         13                        1
---------------------------------------------------------------------------------------------------------------------
 .         Sub Total (OOE) V                                                          100 350                   82 096
---------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                               17 924                    9 911
---------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
---------------------------------------------------------------------------------------------------------------------

                                                                                                             P 1
---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                           18-03-99   16:51

F283 - MEDIAPOLIS                                                                                           SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                             KFF
---------------------------------------------------------------------------------------------------------------------
                                                             Head              YEAR                    YEAR
                                                                                N                      N - 1
---------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
---------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612
---------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620                          3                        4
---------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                        539                      577
---------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
---------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
---------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660                          1                      143
---------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
---------------------------------------------------------------------------------------------------------------------
          .    Sub total (FI)       VII                                                  543                      724
FINANCIAL EXPENSES (FE)

Amort. & Deprec. Of Group Investments                        6862
---------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
---------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610                          7
---------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660                        268                      570
---------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
---------------------------------------------------------------------------------------------------------------------
          .    Sub Total (FE).......................VIII                                 275                      570
---------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                   268                      154
(PER BOOK)
---------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710                                               1 512
---------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
---------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752                        226
---------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
---------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
---------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
---------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the current        7770     //////////////////////   //////////////////////
year's profit
---------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
---------------------------------------------------------------------------------------------------------------------
          .    Sub Total (EI)      X                                                     226                    1 512
---------------------------------------------------------------------------------------------------------------------

                                                                                                             P 2
---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                           18-03-99   16:51

F283 - MEDIAPOLIS                                                                                           SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (22)                                                                              KFF
---------------------------------------------------------------------------------------------------------------------
                                                             Head              YEAR                    YEAR
                                                                                N                      N - 1
---------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710                         82                      733
---------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
---------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752                        213
---------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
---------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
---------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
---------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
---------------------------------------------------------------------------------------------------------------------
          .    Sub Total (EE)     XI                                                     295                      733
---------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                                   -69                      779
---------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED OPERATIONS                                    18 123                   10 844
VI+IX+XII=   XIII
---------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550                        706
---------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
---------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950                      8 207                    4 430
---------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
---------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                     10 622                    6 414
(XIII+XV-XVI-XVII-XVIII)
---------------------------------------------------------------------------------------------------------------------

                                                                                                     P 1
---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION                  12/98                                                            18-03-99   16:52

F284 - MCBB
                                                                                                          SOCIAL

BALANCE SHEET - ASSETS                                                                                        KFF
---------------------------------------------------------------------------------------------------------------------
                                                    Brut           Amort & Prov          Net               Net
                                                      N                 N                 N               N - 1
---------------------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .   Start-up costs
 .   Research & development costs
 .   Concessions, patents & licenses                          87                87
 .   Goodwill (statutory accounts)                           150                                 150               150
 .   Adv. payments to int. assets suppliers
 .   Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .   Lands
 .   Buildings
 .   Plant, machinery, tools & equipment                      11                 3                 8                 6
 .   Other tangible assets                                1  605            1  164               441               352
 .   Intangible assets in progress
 .   Adv. payments to tang. assets suppl.
Financial assets
 .   Investment in subsidiaries (shares)
 .   Loans to subsidiaries
 .   Other long term investments
 .   Other loans                                              45                                  45                15
 .   Other financial assets
Shares consolidated under equity method
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL    I.........................                 1  898            1  254               644               523
---------------------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .   Raw materials
 .   Work in progress:  goods
 .   Work in progress:  services
 .   Semi-finished & finished goods
 .   Others
Adv. payments on orders
Operating receivables non group
 .   External trade debtors - clients only               18  224               233           17  991            5  794
 .   Other external trade debtors                         4  931                              4  931            2  482
External sundry debtors non-operating                  119  485                            119  485           99  163
Subscribed capital, called, unpaid
Receivables Group
Securities
 .   Own shares
 .   Marketable securities
Cash at bank and in hand                                17  545                             17  545           25  779
Prepaid expenses                                             34                                  34                 4
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL    II........................               160  219               233          159  986          133  218
---------------------------------------------------------------------------------------------------------------------
Deferred charges                    III
Deferred taxes                      IV
Refund premiums / bonds              V
Exchange adjustment - debit         VI
Eliminations counterparts           VII
---------------------------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                            162  117            1  487          160  630          133  745
---------------------------------------------------------------------------------------------------------------------

                                                                                                             P 1
---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION     12/98                                                                         18-03-99   16:52

F284 - MCBB
                                                                                                          SOCIAL

BALANCE SHEET - LIABILITIES                                                                                   KFF
---------------------------------------------------------------------------------------------------------------------
                                                                                N                      N - 1
---------------------------------------------------------------------------------------------------------------------
Share capital                                                                            500                      500
Premiums
Reevaluation reserve
Legal reserve                                                                             50                       50
Other reserves
Retained earnings                                                                        395                   1  906
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment

Result / group                                                                        1  936                   1  489
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL I........................................                                  2  881                   3  945
---------------------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL II.......................................
---------------------------------------------------------------------------------------------------------------------
Other stockholders' equity                                 III
Provisions for risks
Provisions for charges                                                                   106                       85
Deferred tax allowance
Provisions due to goodwills
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL IV.......................................                                     106                       85
---------------------------------------------------------------------------------------------------------------------
Financial liabilities
 .   Convertible debenture loans
 .   Other debenture loans
 .   Due to banks & credit institutions
 .   Other financial liabilities
Advance payments from customers                                                                                    58
Payables from operations Non Group
 .   Trade suppliers non-group                                                        18  321                   2  531
 .   Fiscal & social liabilities                                                       6  004                   3  405
 .   Other liabilities & accruals                                                         242                      191
Other debts Non Group
 .   Assets suppliers                                                                       2
 .   Income tax - corporation tax                                                         330                   1  126
 .   Other non-operating debts                                                       132  742                 122  404
Payables & Others debts Group
Deferred income                                                                            2
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL V........................................                                157  643                 129  715
---------------------------------------------------------------------------------------------------------------------
Exchange adjustment - credit                                VI
Eliminations counterparts                                  VII
---------------------------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                                                         160  630                 133  745
---------------------------------------------------------------------------------------------------------------------

                                                                             P 1

------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                                                                    18-03-99   16:52

F284 - MCBB         SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                        KFF
------------------------------------------------------------------------------------------------------------------------------
                                                         Head                   YEAR                             YEAR
                                                                                 N                               N - 1
------------------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                        7070                       51  880                           16  148
------------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                        6070                       32  540                               182
------------------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                              6010
------------------------------------------------------------------------------------------------------------------------------
External Services Purchases                              6040
------------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                               7133
(production, services, finished goods)
------------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                        7200  ////////////////////////////      ////////////////////////////
------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK  I                           GIPB                       19  340                           15  966
------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                7400  ////////////////////////////      ////////////////////////////
------------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                  7810                                                             232
------------------------------------------------------------------------------------------------------------------------------
Other operating Income                                   7500
------------------------------------------------------------------------------------------------------------------------------
 .    Sub Total (OOI)  IV                                                                875                               667
------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                         6410                        6  040                            5  240
Social charges                                           6450                        2  705                            2  427
LTIP                                                     6819
------------------------------------------------------------------------------------------------------------------------------
External Staff                                           6210                           477                                37
------------------------------------------------------------------------------------------------------------------------------
Supplies                                                 6060                           139                               117
------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                6122
------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                      6125
------------------------------------------------------------------------------------------------------------------------------
Other External Services                                  6100                        6  945                            5  409
(including management fees expenses)
------------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                     6310                           438                               353
------------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                             6811                           166                               152
------------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                             6816
------------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                           6817                             2
------------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                           6815                            21                                81
------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                 6500                            24                               154
------------------------------------------------------------------------------------------------------------------------------
     .  Sub Total (OOE) V                                                           16  957                           13  970
------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                              3  258                            2  663
------------------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION      12/98                                                                                           18-03-99   16:52

F284 - MCBB        SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (2/2)                                                                                              KFF
------------------------------------------------------------------------------------------------------------------------------------
                                                             Head                   YEAR                             YEAR
                                                                                     N                               N - 1
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
------------------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612
------------------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620
------------------------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                              115                               95
------------------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
------------------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
------------------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660
------------------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
------------------------------------------------------------------------------------------------------------------------------------

     .    Sub total (FI)  VII                                                                  115                               95
FINANCIAL EXPENSES (FE)
Amort. & Deprec. Of Group Investments                        6862
------------------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
------------------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610                                8
------------------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660                                1
------------------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
------------------------------------------------------------------------------------------------------------------------------------
     .  Sub Total (FE).......................VII                                                 9
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                         106                               95
(PER BOOK)
------------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710                                2                               51
------------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
------------------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752
------------------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
------------------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
------------------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
------------------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the
 current year's profit                                       7770  ///////////////////////////////   //////////////////////////////
------------------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
------------------------------------------------------------------------------------------------------------------------------------
     .  Sub Total (EI)      X                                                                    2                               51
------------------------------------------------------------------------------------------------------------------------------------

                                                                             P 2

------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                                                                    18-03-99   16:52

F284 - MCBB         SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                        KFF
------------------------------------------------------------------------------------------------------------------------------
                                                             Head                   YEAR                       YEAR
                                                                                     N                         N - 1
------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710                                                         194
------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
------------------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752
------------------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
------------------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
------------------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
------------------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
------------------------------------------------------------------------------------------------------------------------------
     .  Sub Total (EE)     XI                                                                                             194
------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                                    2                              -143
------------------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED OPERATIONS
 VI+IX+XII=   XIII                                                                   3  366                            2  615
------------------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
------------------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
------------------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950                    1  430                            1  126
------------------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
------------------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                    1  936                            1  489
(XIII+XV-XVI-XVII-XVIII)
------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

-----------------------------------------------------------------------------------------------------
CONSOLIDATION    12/98                                                              18-03-99   16:53

ESP13 - MEDIAPOLIS ESPAGNE                                                                    SOCIAL

BALANCE SHEET - ASSETS                                                                           ESB
-----------------------------------------------------------------------------------------------------
                                                    Brut      Amort & Prov      Net          Net
                                                      N            N             N          N - 1
-----------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses
 .  Goodwill (statutory accounts)
 .  Adv. payments to int. assets suppliers
 .  Other intangible assets                            1  761        1  385          376          385
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment
 .  Other tangible assets                             58  521       21  137      37  384     339  671
 .  Intangible assets in progress
 .  Adv. payments to tang. assets suppl.
Financial assets
 .  Investment in subsidiaries (shares)
 .  Loans to subsidiaries
 .  Other long term investments
 .  Other loans
 .  Other financial assets                             4  308                     4  308       4  720
Shares consolidated under equity method
-----------------------------------------------------------------------------------------------------
 .    TOTAL    I .........................            64  590       22  522      42  068      44  776
-----------------------------------------------------------------------------------------------------
Inventories and work in progress
 .  Raw materials
 .  Work in progress:  goods
 .  Work in progress:  services
 .  Semi-finished & finished goods
 .  Others
Adv. payments on orders
Operating receivables non group
 .  External trade debtors - clients only            907  877                   907  877     973  044
 .  Other external trade debtors                      43  605                    43  605     220  320
External sundry debtors non-operating
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank and in hand                             50  891                    50  891      55  986
Prepaid expenses
-----------------------------------------------------------------------------------------------------
 .    TOTAL    II ........................        1  002  373                1  002  373  1  249  350
-----------------------------------------------------------------------------------------------------
Deferred charges              III
Deferred taxes                 IV
Refund premiums / bonds         V
Exchange adjustment - debit    VI
Eliminations counterparts     VII
-----------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                      1  066  963       22  522  1  044  441  1  294  126
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
CONSOLIDATION    12/98                                                              18-03-99   16:53

ESP13 - MEDIAPOLIS ESPAGNE                                                                    SOCIAL

BALANCE SHEET - ASSETS                                                                           ESB
-----------------------------------------------------------------------------------------------------
                                                                                 N          N - 1
-----------------------------------------------------------------------------------------------------
Share capital                                                                100  000     100  000
Premiums
Reevaluation reserve
Legal reserve                                                                  2  350       2  350
Other reserves
Retained earnings                                                             16  182      16  180
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                              -186  782            2
-----------------------------------------------------------------------------------------------------
 .    TOTAL    I.............................................                 -68  250     118  532
-----------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
-----------------------------------------------------------------------------------------------------
 .    TOTAL II...............................................
-----------------------------------------------------------------------------------------------------
Other stockholders' equity                               III
-----------------------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges
Deferred tax allowance
Provisions due to goodwills
-----------------------------------------------------------------------------------------------------
 .    TOTAL IV...............................................
-----------------------------------------------------------------------------------------------------
Financial liabilities
 .  Convertible debenture loans
 .  Other debenture loans
 .  Due to banks & credit institutions                                        429  619     562  563
 .  Other financial liabilities                                                    700       1  200
Advance payments from customers
Payables from operations Non Group
 .  Trade suppliers non-group                                                 613  200     399  792
 .  Fiscal & social liabilities                                                60  455     194  378
 .  Other liabilities & accruals                                                6  185       8  579
Other debts Non Group
 .  Assets suppliers
 .  Income tax - corporation tax
 .  Other non-operating debts
Payables & Others debts Group
Deferred income                                                                2  532       9  082
-----------------------------------------------------------------------------------------------------
 .    TOTAL V................................................              1  112  691  1  166  512
-----------------------------------------------------------------------------------------------------
Exchange adjustment - credit                              VI
Eliminations counterparts                                VII
-----------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                                               1  044  441  1  294  126
-----------------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------------------------------
CONSOLIDATION                  12/98                                                            18-03-99   16:53

ESP13 - MEDIAPOLIS ESPAGNE                                                                                 SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                             ESB
----------------------------------------------------------------------------------------------------------------------
                                                             Head              YEAR                    YEAR
                                                                                N                      N - 1
----------------------------------------------------------------------------------------------------------------------
Turnover per book                                            7070                3  354  923              3  653  231
----------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                            6070                3  207  692              3  416  547
----------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                                  6010
----------------------------------------------------------------------------------------------------------------------
External Services Purchases                                  6040
----------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                   7133
(production, services, finished goods)
----------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                            7200     //////////////////////        /////////////////
----------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK         I                        GIPB                   147  231                 236  684
----------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                    7400     //////////////////////        /////////////////
----------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                      7810
----------------------------------------------------------------------------------------------------------------------
Other operating Income                                       7500
----------------------------------------------------------------------------------------------------------------------
 .              Sub Total (OOI)  IV

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                             6410                   107  080                 131  293
Social charges                                               6450                    20  616                  28  162
LTIP                                                         6819
----------------------------------------------------------------------------------------------------------------------
External Staff                                               6210                    41  240                  51  564
----------------------------------------------------------------------------------------------------------------------
Supplies                                                     6060
----------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                    6122                                                 291
----------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                          6125
----------------------------------------------------------------------------------------------------------------------
Other External Services                                      6100
(including management fees expenses)
----------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                         6310
----------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                                 6811                     4  718                   6  587
----------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                                 6816
----------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                               6817
----------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                               6815
----------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                     6500                    49  210                  62  309
----------------------------------------------------------------------------------------------------------------------
     .   Sub Total (OOE) V                                                          222  864                 280  206
----------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                             -75  633                 -43  522
----------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
----------------------------------------------------------------------------------------------------------------------

                                                                             P 1

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                           18-03-99   16:53

ESP13 - MEDIAPOLIS ESPAGNE                                                                                               SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                          ESB
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Head                   YEAR                             YEAR
                                                                                  N                              N - 1
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
-----------------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612                          13  253                         43  855
-----------------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620
-----------------------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                          18  175                         23  059
-----------------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
-----------------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
-----------------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660
-----------------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
-----------------------------------------------------------------------------------------------------------------------------------
          .    Sub total (FI)  VII                                                         31  428                         66  914
FINANCIAL EXPENSES (FE)
Amort. & Deprec. Of Group Investments                        6862
-----------------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610                          30  709                         46  624
-----------------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660
-----------------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
-----------------------------------------------------------------------------------------------------------------------------------
          .    Sub Total (FE) ................... VIII                                     30  709                         46  624
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                         719                         20  290
(PER BOOK)
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710
-----------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
-----------------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752                              734
-----------------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
-----------------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780                           1  175                         23  234
-----------------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
-----------------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the
 current year's profit                                       7770  /////////////////////////////// ///////////////////////////////
-----------------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
-----------------------------------------------------------------------------------------------------------------------------------
          .    Sub Total (EI)      X                                                        1  909                         23  234
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 2

---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                18-03-99  16:53

ESP13 - MEDIAPOLIS ESPAGNE                                                                                   SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                              ESB
---------------------------------------------------------------------------------------------------------------------
                                                         Head                YEAR                      YEAR
                                                                              N                       N - 1
---------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710                  112  648
---------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
---------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752                     1 129
---------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
---------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
---------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
---------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
---------------------------------------------------------------------------------------------------------------------
          .    Sub Total (EE)     XI                                               113  777
---------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                            -111  868                   23  234
---------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED OPERATIONS                                -186  782                         2
 VI+IX+XII=   XIII
---------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
---------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
---------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950
---------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
---------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                 -186  782                         2
(XIII+XV-XVI-XVII-XVIII)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                             18-03-99   16:53

PB07 - MEDIAMATWERK PAYS BAS                                                                               SOCIAL

BALANCE SHEET - ASSETS                                                                                        NLG
---------------------------------------------------------------------------------------------------------------------
                                                  Brut              Amort & Prov          Net              Net
                                                    N                     N                N              N - 1
---------------------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses
 .  Goodwill (statutory accounts)
 .  Adv. payments to int. assets suppliers
 .  Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment                        495              118              377              128
 .  Other tangible assets
 .  Intangible assets in progress
 .  Adv. payments to tang. assets suppl.
Financial assets
 .  Investment in subsidiaries (shares)                         20                                20
 .  Loans to subsidiaries
 .  Other long term investments
 .  Other loans
 .  Other financial assets
Shares consolidated under equity method
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL    I .........................                     515              118              397              128
---------------------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .  Raw materials
 .  Work in progress: goods
 .  Work in progress: services
 .  Semi-finished & finished goods
 .  Others
Adv. payments on orders
Operating receivables non group
 .  External trade debtors - clients only                  11  714               14          11  700          10  012
 .  Other external trade debtors                               231                               231              481
External sundry debtors non-operating                         233                               233           2  196
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank and in hand                                   3  006                            3  006
Prepaid expenses                                               23                                23              115
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL    II ........................                 15  207               14          15  193          12  689
---------------------------------------------------------------------------------------------------------------------
Deferred charges             III
Deferred taxes                IV
Refund premiums / bonds        V
Exchange adjustment - debit   VI
Eliminations counterparts    VII
---------------------------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                               15  722              132          15  590          12  932
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                              18-03-99   16:53

PB07 - MEDIAMATWERK PAYS BAS                                                                                SOCIAL

BALANCE SHEET - LIABILITIES                                                                                    NLG
---------------------------------------------------------------------------------------------------------------------
                                                                             N                      N - 1
---------------------------------------------------------------------------------------------------------------------
Share capital                                                                           40                      40
Premiums
Reevaluation reserve
Legal reserve
Other reserves
Retained earnings                                                                   1  152                     310
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                         893                     842
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL    I...............................................                      2  085                  1  192
---------------------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL II.................................................
---------------------------------------------------------------------------------------------------------------------
Other stockholders' equity                                 III
---------------------------------------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges
Deferred tax allowance
Provisions due to goodwills
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL IV.................................................
---------------------------------------------------------------------------------------------------------------------
Financial liabilities
 .  Convertible debenture loans
 .  Other debenture loans
 .  Due to banks & credit institutions                                                                       2  502
 .  Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 .  Trade suppliers non-group                                                       10  413                  7  739
 .  Fiscal & social liabilities                                                         -50                     -21
 .  Other liabilities & accruals                                                     2  751                  1  486
Other debts Non Group
 .  Assets suppliers
 .  Income tax - corporation tax                                                        391                      34
 .  Other non-operating debts
Payables & Others debts Group
Deferred income
---------------------------------------------------------------------------------------------------------------------
 .    TOTAL V..................................................                     13  505                 11  740
---------------------------------------------------------------------------------------------------------------------
Exchange adjustment - credit                                VI
Eliminations counterparts                                  VII
---------------------------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                                                        15  590                 12  932
---------------------------------------------------------------------------------------------------------------------

                                                                             P 1

---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION      12/98                                                                                         18-03-99   16:53

PB07 - MEDIAMATWERK PAYS BAS                                                                                               SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                            NLG
---------------------------------------------------------------------------------------------------------------------------------
                                                             Head                          YEAR                            YEAR
                                                                                             N                             N - 1
---------------------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                            7070                        112  483                         91  250
---------------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                            6070                        108  136                         87  908
---------------------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                                  6010
---------------------------------------------------------------------------------------------------------------------------------
External Services Purchases                                  6040
---------------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                   7133
(production, services, finished goods)
---------------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                            7200  //////////////////////////////  //////////////////////////////
---------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK                      I           GIPB                          4  347                          3  342
---------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                    7400  //////////////////////////////  //////////////////////////////
---------------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                      7810
---------------------------------------------------------------------------------------------------------------------------------
Other operating Income                                       7500
---------------------------------------------------------------------------------------------------------------------------------
        .    Sub Total (OOI)                     IV

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                             6410                          1  540                             985

Social charges                                               6450                             135                             101

LTIP                                                         6819
---------------------------------------------------------------------------------------------------------------------------------
External Staff                                               6210                             311                             341
---------------------------------------------------------------------------------------------------------------------------------
Supplies                                                     6060
---------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                    6122                              97
---------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                          6125                             125                             125
---------------------------------------------------------------------------------------------------------------------------------
Other External Services                                      6100                             833                          1  150
(including management fees expenses)
---------------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                         6310
---------------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                                 6811                                                               4
---------------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                                 6816                             130                             174
---------------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                               6817
---------------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                               6815
---------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                     6500
---------------------------------------------------------------------------------------------------------------------------------
        .    Sub Total (OOE) V                                                             3  171                          2  880
---------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =     VI                                                  1  176                             462
---------------------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
---------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                               18-03-99   16:53

PB07 - MEDIAMATWERK PAYS BAS                                                                                                 SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                            NLG
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Head                           YEAR                             YEAR
                                                                                              N                              N - 1
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
----------------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612                               120
----------------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620
----------------------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                                40                            474
----------------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
----------------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
----------------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660
----------------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
----------------------------------------------------------------------------------------------------------------------------------
           .    Sub total (FI)  VII                                                             160                            474

FINANCIAL EXPENSES (FE)

Amort. & Deprec. Of Group Investments                        6862
----------------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
----------------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610                                83                             60
----------------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660
----------------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
----------------------------------------------------------------------------------------------------------------------------------
           .  Sub Total (FE).......................VII                                           83                             60
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                           77                            414
(PER BOOK)
----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710
----------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
----------------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752
----------------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
----------------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
----------------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
----------------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the
 current year's profit                                       7770   /////////////////////////////// //////////////////////////////
----------------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
----------------------------------------------------------------------------------------------------------------------------------
           .  Sub Total (EI)      X
----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 2

----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION         12/98                                                                                      18-03-99   16:53

PB07 - MEDIAMATWERK PAYS BAS                                                                                               SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                            NLG
----------------------------------------------------------------------------------------------------------------------------------
                                                             Head                             YEAR                          YEAR
                                                                                               N                            N - 1
----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710
----------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
----------------------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752                               4
----------------------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
----------------------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
----------------------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
----------------------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
----------------------------------------------------------------------------------------------------------------------------------
             .  Sub Total (EE)     XI                                                           4
----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                                         -4
----------------------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND COMBINED OPERATIONS                                         1  249                             876
 VI+IX+XII=   XIII
----------------------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
----------------------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
----------------------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950                             356                              34
----------------------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
----------------------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                             893                             842
(XIII+XV-XVI-XVII-XVIII)
----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION        12/98                                                                                       18-03-99   16:55

US19 - HAVAS NOTH AMERICA                                                                                                  SOCIAL

BALANCE SHEET - ASSETS                                                                                                        USD
----------------------------------------------------------------------------------------------------------------------------------
                                                  Brut                   Amort & Prov                Net                      Net
                                                    N                          N                      N                      N - 1
----------------------------------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses
 .  Goodwill (statutory accounts)                  9  865                     226                   9  639
 .  Adv. payments to int. assets suppliers
 .  Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment
 .  Other tangible assets
 .  Intangible assets in progress
 .  Adv. payments to tang. assets suppl.
Financial assets
 .  Investment in subsidiaries (shares)               860                                              860
 .  Loans to subsidiaries
 .  Other long term investments
 .  Other loans
 .  Other financial assets                                                                                                    124
Shares consolidated under equity method
------------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL    I .........................        10  725                     226                  10  499                    124
------------------------------------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .  Raw materials
 .  Work in progress:  goods
 .  Work in progress:  services
 .  Semi-finished & finished goods
 .  Others
Adv. payments on orders
Operating receivables non group
 .  External trade debtors - clients only
 .  Other external trade debtors
External sundry debtors non-operating
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank and in hand
Prepaid expenses
------------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL    II ........................
------------------------------------------------------------------------------------------------------------------------------------
Deferred charges             III
Deferred taxes                IV
Refund premiums / bonds        V
Exchange adjustment - debit   VI
Eliminations counterparts    VII
------------------------------------------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                      10  725                     226                  10  499                    124
------------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                               18-03-99   16:55

US19 - HAVAS NOTH AMERICA                                                                                                    SOCIAL

BALANCE SHEET - LIABILITIES                                                                                                     USD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     N                                   N - 1
-----------------------------------------------------------------------------------------------------------------------------------
Share capital                                                                              1                                    1
Premiums
Reevaluation reserve
Legal reserve
Other reserves
Retained earnings                                                                         -1                                 -845
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                          -767                                  844
-----------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL    I .......................................................                 -767
-----------------------------------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
-----------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL II..........................................................
Other stockholders' equity                                          III
-----------------------------------------------------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges
Deferred tax allowance
Provisions due to goodwills
-----------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL IV..........................................................
-----------------------------------------------------------------------------------------------------------------------------------
Financial liabilities
 .  Convertible debenture loans
 .  Other debenture loans
 .  Due to banks & credit institutions                                                10  000
 .  Other financial liabilities                                                           964
Advance payments from customers
Payables from operations Non Group
 .  Trade suppliers non-group                                                             302                                  124
 .  Fiscal & social liabilities
 .  Other liabilities & accruals
Other debts Non Group
 .  Assets suppliers
 .  Income tax - corporation tax
 .  Other non-operating debts
Payables & Others debts Group
Deferred income
-----------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL V...........................................................              11  266                                  124
-----------------------------------------------------------------------------------------------------------------------------------
Exchange adjustment - credit                                         VI
Eliminations counterparts                                           VII
-----------------------------------------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                                                          10  499                                  124
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION      12/98                                                                                           18-03-99   16:55

US19 - HAVAS NORTH AMERICA                                                                                                   SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                              USD
------------------------------------------------------------------------------------------------------------------------------------
                                                             Head                   YEAR                            YEAR
                                                                                      N                             N - 1
---------------------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                            7070
---------------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                            6070
---------------------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                                  6010
---------------------------------------------------------------------------------------------------------------------------------
External Services Purchases                                  6040
---------------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                   7133
(production, services, finished goods)
---------------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                            7200  //////////////////////////////   /////////////////////////////
---------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK  I                               GIPB
---------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                    7400  //////////////////////////////  //////////////////////////////
---------------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                      7810
---------------------------------------------------------------------------------------------------------------------------------
Other operating Income                                       7500
---------------------------------------------------------------------------------------------------------------------------------
 .    Sub Total (OOI)  IV

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                             6410
Social charges                                               6450
LTIP                                                         6819
---------------------------------------------------------------------------------------------------------------------------------
External Staff                                               6210
---------------------------------------------------------------------------------------------------------------------------------
Supplies                                                     6060
---------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                    6122
---------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                          6125
---------------------------------------------------------------------------------------------------------------------------------
Other External Services                                      6100
(including management fees expenses)
---------------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                         6310
---------------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                                 6811                             226
---------------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                                 6816
---------------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                               6817
---------------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                               6815
---------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                     6500                                                            -844
---------------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (OOE) V                                                                226                            -844
---------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                                      -226                             844
---------------------------------------------------------------------------------------------------------------------------------
(a) including Changes in Inventories
---------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION        12/98                                                                                       18-03-99   16:55

US19 - HAVAS NORTH AMERICA                                                                                                 SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                            USD
---------------------------------------------------------------------------------------------------------------------------------
                                                             Head                  YEAR                           YEAR
                                                                                     N                            N - 1
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
---------------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612
---------------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620
---------------------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680
---------------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
---------------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
---------------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660
---------------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
---------------------------------------------------------------------------------------------------------------------------------
           .    Sub total (FI)  VII

FINANCIAL EXPENSES (FE)

Amort. & Deprec. Of Group Investments                        6862
---------------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
---------------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610                            541
---------------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660
---------------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
---------------------------------------------------------------------------------------------------------------------------------
           .    Sub Total (FE)..................  VIII                                       541
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                      -541
(PER BOOK)
---------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710
---------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
---------------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752
---------------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
---------------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
---------------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
---------------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the
 current year's profit                                       7770  /////////////////////////////  /////////////////////////////
---------------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
---------------------------------------------------------------------------------------------------------------------------------
           .  Sub Total (EI)      X
---------------------------------------------------------------------------------------------------------------------------------

                                                                             P 2

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION      12/98                                                                                           18-03-99   16:55

US19 - HAVAS NORTH AMERICA                                                                                                   SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                              USD
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Head                              YEAR                         YEAR
                                                                                                 N                          N - 1
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710
------------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
------------------------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752
------------------------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
------------------------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
------------------------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
------------------------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
------------------------------------------------------------------------------------------------------------------------------------
         .   Sub Total (EE)     XI
------------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII
------------------------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND                                                                     -767                       844
 COMBINED OPERATIONS VI+IX+XII=   XIII
------------------------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
------------------------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
------------------------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950
------------------------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
------------------------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                                  -767                       844
(XIII+XV-XVI-XVII-XVIII)
------------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION      12/98                                                                                          18-03-99   17:01

US20 - SFM MEDIA CORPORATION                                                                                                SOCIAL

BALANCE SHEET - ASSETS                                                                                                         USD
------------------------------------------------------------------------------------------------------------------------------------
                                                  Brut            Amort & Prov                  Net                       Net
                                                    N                  N                         N                       N - 1
------------------------------------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .  Start-up costs
 .  Research & development costs
 .  Concessions, patents & licenses
 .  Goodwill (statutory accounts)
 .  Adv. payments to int. assets suppliers
 .  Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .  Lands
 .  Buildings
 .  Plant, machinery, tools & equipment            3  173             2  644                     529                       517
 .  Other tangible assets
 .  Intangible assets in progress
 .  Adv. payments to tang. assets suppl.
Financial assets
 .  Investment in subsidiaries (shares)
 .  Loans to subsidiaries                         20  976                                    20  976
 .  Other long term investments
 .  Other loans
 .  Other financial assets
Shares consolidated under equity method
------------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL    I .........................        24  149             2  644                 21  505                       517
------------------------------------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .  Raw materials
 .  Work in progress:  goods
 .  Work in progress:  services
 .  Semi-finished & finished goods
 .  Others
Adv. payments on orders
Operating receivables non group
 .  External trade debtors - clients only         26  960                103                 26  857                   20  950
 .  Other external trade debtors
External sundry debtors non-operating                816                                        816                    1  073
Subscribed capital, called, unpaid
Receivables Group
Securities
 .  Own shares
 .  Marketable securities
Cash at bank and in hand                                                                                              13  736
Prepaid expenses                                      10                                         10                        13
---------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL    II ........................        27  786                103                 27  683                   35  759
---------------------------------------------------------------------------------------------------------------------------------
Deferred charges             III                      72                                         72                       158
Deferred taxes               IV
Refund premiums / bonds       V
Exchange adjustment - debit  VI
Eliminations counterparts    VII
---------------------------------------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                      52  007             2  747                 49  260                   36  447
---------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                                                                         18-03-99   17:01

US20 - SFM MEDIA CORPORATION                                                                                                SOCIAL

BALANCE SHEET - LIABILITIES                                                                                                    USD
------------------------------------------------------------------------------------------------------------------------------------
                                                                             N                                            N - 1
Share capital                                                                       861                                    861
Premiums
Reevaluation reserve
Legal reserve
Other reserves
Retained earnings
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                   2  039
------------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL    I......................................................            2  900                                    861
------------------------------------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
------------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL II........................................................
------------------------------------------------------------------------------------------------------------------------------------
Other stockholders' equity                                        III
------------------------------------------------------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges
Deferred tax allowance
Provisions due to goodwills
------------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL IV........................................................
------------------------------------------------------------------------------------------------------------------------------------
Financial liabilities
 .  Convertible debenture loans
 .  Other debenture loans
 .  Due to banks & credit institutions                                            6  403
 .  Other financial liabilities
Advance payments from customers
Payables from operations Non Group
 .  Trade suppliers non-group                                                    39  006                                35  586
 .  Fiscal & social liabilities
 .  Other liabilities & accruals                                                     951
Other debts Non Group
 .  Assets suppliers
 .  Income tax - corporation tax
 .  Other non-operating debts
Payables & Others debts Group
Deferred income
------------------------------------------------------------------------------------------------------------------------------------
 .    TOTAL V.........................................................           46  360                                35  586
------------------------------------------------------------------------------------------------------------------------------------
Exchange adjustment - credit  VI
Eliminations counterparts  VII
------------------------------------------------------------------------------------------------------------------------------------
 .    GRAND TOTAL (I to VII)                                                     49  260                                36  447
------------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION       12/98                                                                          18-03-99   17:01

US20 - SFM MEDIA CORPORATION                                                                                 SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                              USD
----------------------------------------------------------------------------------------------------------------------------------
                                                         Head                  YEAR                          YEAR
                                                                                 N                           N - 1
----------------------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                            7070                         16  223
----------------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                            6070
----------------------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                                  6010
----------------------------------------------------------------------------------------------------------------------------------
External Services Purchases                                  6040
----------------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                   7133
(production, services, finished goods)
----------------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                            7200   /////////////////////////////   ////////////////////////////
----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK  I                               GIPB                         16  223
----------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                    7400   /////////////////////////////  ////////////////////////////
----------------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                      7810
----------------------------------------------------------------------------------------------------------------------------------
Other operating Income                                       7500
----------------------------------------------------------------------------------------------------------------------------------
          .    Sub Total (OOI)  IV

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                             6410                          7  773

Social charges                                               6450                          1  264

LTIP                                                         6819
----------------------------------------------------------------------------------------------------------------------------------
External Staff                                               6210                              80
----------------------------------------------------------------------------------------------------------------------------------
Supplies                                                     6060                             119
----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                    6122                             187
----------------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                          6125                             915
----------------------------------------------------------------------------------------------------------------------------------
Other External Services                                      6100                          2  916
(including management fees expenses)
----------------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                         6310                               3
----------------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                                 6811
----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                                 6816                             207
----------------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                               6817
----------------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                               6815
----------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                     6500                          1  845
----------------------------------------------------------------------------------------------------------------------------------
          .    Sub Total (OOE) V                                                          15  309
----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                                       914
----------------------------------------------------------------------------------------------------------------------------------
(a) including Changes in Inventories
----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                           18-03-99   17:01

US20 - SFM MEDIA CORPORATION                                                                                             SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                          USD
----------------------------------------------------------------------------------------------------------------------------------
                                                         Head                  YEAR                          YEAR
                                                                                N                            N - 1
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
----------------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612
----------------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620
----------------------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                        1  125
----------------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
----------------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
----------------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660
----------------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
----------------------------------------------------------------------------------------------------------------------------------
          .    Sub total (FI)  VII                                                       1  125

FINANCIAL EXPENSES (FE)

Amort. & Deprec. Of Group Investments                        6862
----------------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
----------------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610
----------------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660
----------------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
----------------------------------------------------------------------------------------------------------------------------------
          .    Sub Total (FE).....................VIII
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                   1  125
(PER BOOK)
----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710
----------------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751
----------------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752
----------------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
----------------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
----------------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
----------------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the current
year's profit                                                7770  ////////////////////////////   ////////////////////////////
----------------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
----------------------------------------------------------------------------------------------------------------------------------
               .    Sub Total (EI)      X
----------------------------------------------------------------------------------------------------------------------------------

                                                                             P 2

----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                                     18-03-99   17:01

US20 - SFM MEDIA CORPORATION                                                                                       SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                    USD
----------------------------------------------------------------------------------------------------------------------------
                                                            Head                     YEAR                      YEAR
                                                                                      N                       N - 1
----------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710
----------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751
----------------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752
----------------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
----------------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
----------------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
----------------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875
----------------------------------------------------------------------------------------------------------------------------
          .    Sub Total (EE)  XI
EXTRAORDINARY NET RESULT X-XI =  XII
----------------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND                                                       2  039
COMBINED OPERATIONS VI+IX+XII= XIII
----------------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
----------------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
----------------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950
----------------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
----------------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                    2  039
(XIII+XV-XVI-XVII-XVIII)
----------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                18-03-99   16:54

PORO2 - MEDIAPOLIS PORTUGAL                                                                   SOCIAL

BALANCE SHEET - ASSETS                                                                           PTE
------------------------------------------------------------------------------------------------------
                                                    Brut      Amort & Prov      Net          Net
                                                      N            N             N          N - 1
------------------------------------------------------------------------------------------------------
Uncalled subscribed capital
Intangible assets
 .    Start-up costs
 .    Research & development costs
 .    Concessions, patents & licenses
 .    Goodwill (statutory accounts)
 .    Adv. payments to int. assets suppliers
 .    Other intangible assets
Goodwill arising on consolidation
Tangible assets
 .    Lands
 .    Buildings
 .    Plant, machinery, tools & equipment             32  477       25  410       7  067      19  014
 .    Other tangible assets
 .    Intangible assets in progress
 .    Adv. payments to tang. assets suppl.
Financial assets
 .    Investment in subsidiaries (shares)              1  500                     1  500       1  500
 .    Loans to subsidiaries
 .    Other long term investments
 .    Other loans
 .    Other financial assets
Shares consolidated under equity method
------------------------------------------------------------------------------------------------------
 .      TOTAL I................................       33  977       25  410       8  567      20  514
------------------------------------------------------------------------------------------------------
Inventories and work in progress
 .    Raw materials
 .    Work in progress:  goods
 .    Work in progress:  services
 .    Semi-finished & finished goods
 .    Others
Adv. payments on orders
Operating receivables non group
 .    External trade debtors - clients only       1  516  894                1  516  894  2  162  268
 .    Other external trade debtors
External sundry debtors non-operating               479  930                   479  930     431  613
Subscribed capital, called, unpaid
Receivables Group
Securities
 .    Own shares
 .    Marketable securities
Cash at bank and in hand                            295  926                   295  926     101  372
Prepaid expenses
------------------------------------------------------------------------------------------------------
 .      TOTAL II...............................   2  292  750                2  292  750  2  695  253
------------------------------------------------------------------------------------------------------
Deferred charges             III
Deferred taxes                IV
Refund premiums / bonds        V
Exchange adjustment - debit   VI
Eliminations counterparts    VII
------------------------------------------------------------------------------------------------------
    .      GRAND TOTAL (I to VII)                2  326  727       25  410  2  301  317  2  715  767
------------------------------------------------------------------------------------------------------

                                                                             P 1


-------------------------------------------------------------------------------------------------------
CONSOLIDATION  12/98                                                                 18-03-99   16:54

PORO2 - MEDIAPOLIS PORTUGAL                                                                    SOCIAL

BALANCE SHEET - LIABILITIES                                                                       PTE
-------------------------------------------------------------------------------------------------------
                                                                               N          N - 1
-------------------------------------------------------------------------------------------------------
Share capital                                                                  2  000       2  000
Premiums
Reevaluation reserve
Legal reserve                                                                     400          400
Other reserves
Retained earnings                                                             13  791       8  457
Provisions provided by fiscal regul.
Investment grants - government
Consolidated reserves / group
Translation adjustment
Result / group                                                                  1 016       5  137
-------------------------------------------------------------------------------------------------------
 .         TOTAL  I.................................................           17  207      15  994
-------------------------------------------------------------------------------------------------------
Minority interest/consolidation reserve
Minority interest/translation reserve
Minority interest/result
-------------------------------------------------------------------------------------------------------
 .         TOTAL II.................................................
-------------------------------------------------------------------------------------------------------
Other stockholders' equity                                      III
-------------------------------------------------------------------------------------------------------
Provisions for risks
Provisions for charges
Deferred tax allowance
Provisions due to goodwills
-------------------------------------------------------------------------------------------------------
 .         TOTAL IV.................................................
-------------------------------------------------------------------------------------------------------
Financial liabilities
 .   Convertible debenture loans
 .   Other debenture loans
 .   Due to banks & credit institutions                                       116  658     302  875
 .   Other financial liabilities
Advance payments from customers                                                        1  554  469
Payables from operations Non Group
 .   Trade suppliers non-group                                             1  477  344
 .   Fiscal & social liabilities                                                4  043     122  091
 .   Other liabilities & accruals                                             682  590     714  782
Other debts Non Group
 .   Assets suppliers
 .   Income tax - corporation tax                                               3  475       4  977
 .   Other non-operating debts                                                                  579
Payables & Others debts Group
Deferred income
-------------------------------------------------------------------------------------------------------
 .         TOTAL V..................................................       2  284  110  2  699  773
-------------------------------------------------------------------------------------------------------
Exchange adjustment - credit                                     VI
Eliminations counterparts                                       VII
-------------------------------------------------------------------------------------------------------
 .         GRAND TOTAL (I to VII)                                          2  301  317  2  715  767
-------------------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION              12/98                                                                            18-03-99   16:54

PORO2 - MEDIAPOLIS PORTUGAL                                                                                            SOCIAL

G1.5 - PROFIT & LOSS ACCOUNT (1/2)                                                                                       PTE
----------------------------------------------------------------------------------------------------------------------------
                                                             Head                  YEAR                         YEAR
                                                                                    N                           N - 1
----------------------------------------------------------------------------------------------------------------------------
TURNOVER PER BOOK                                            7070                  8  750  299                   9  841  834
----------------------------------------------------------------------------------------------------------------------------
Cost of purchased merchandise (a)                            6070                  8  563  079                   9  663  991
----------------------------------------------------------------------------------------------------------------------------
Cost of other suppliers (a)                                  6010
----------------------------------------------------------------------------------------------------------------------------
External Services Purchases                                  6040
----------------------------------------------------------------------------------------------------------------------------
Change in Work in Progress                                   7133
(production, services, finished goods)
----------------------------------------------------------------------------------------------------------------------------
Fixed Assets built by the Company                            7200  ///////////////////////////   ///////////////////////////
----------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME PER BOOK         I                        GIPB                     187  220                      177  843
----------------------------------------------------------------------------------------------------------------------------
OTHER OPERATING INCOME (OOI)

Subsidies from Government                                    7400  ///////////////////////////   ///////////////////////////
----------------------------------------------------------------------------------------------------------------------------
Write back of Provisions & Depreciation                      7810
----------------------------------------------------------------------------------------------------------------------------
Other operating Income                                       7500
----------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (OOI)       IV

OTHER OPERATING EXPENSES (OOE)

Salaries & wages                                             6410                      83  990                       87  934
Social charges                                               6450                      23  721                       25  383
LTIP                                                         6819
----------------------------------------------------------------------------------------------------------------------------
External Staff                                               6210                                                        341
----------------------------------------------------------------------------------------------------------------------------
Supplies                                                     6060                       1  618                        2  470
----------------------------------------------------------------------------------------------------------------------------
Operating lease charges (equipment, cars)                    6122                       1  263                        1  263
----------------------------------------------------------------------------------------------------------------------------
Operating lease charges (buildings)                          6125
----------------------------------------------------------------------------------------------------------------------------
Other External Services                                      6100
(including management fees expenses)
----------------------------------------------------------------------------------------------------------------------------
Taxation (excluding Corporation Tax)                         6310                           72                           281
----------------------------------------------------------------------------------------------------------------------------
Amortization of Fixed Assets                                 6811
----------------------------------------------------------------------------------------------------------------------------
Depreciation of Fixed Assets                                 6816                       9  307                       10  997
----------------------------------------------------------------------------------------------------------------------------
Depreciation of Current Assets                               6817
----------------------------------------------------------------------------------------------------------------------------
Provisions for Risks & Charges                               6815
----------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                                     6500                      55  189                       63  488
----------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (OOE)      V                                                   175  160                      192  157
----------------------------------------------------------------------------------------------------------------------------
OPERATING RESULT PER BOOK I+IV-V =   VI                                                12  060                      -14  314
----------------------------------------------------------------------------------------------------------------------------
(a)  including Changes in Inventories
----------------------------------------------------------------------------------------------------------------------------

                                                                             P 1

----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION              12/98                                                                            18-03-99   16:54

PORO2 - MEDIAPOLIS PORTUGAL                                                                                            SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                       PTE
----------------------------------------------------------------------------------------------------------------------------
                                                             Head                  YEAR                         YEAR
                                                                                    N                           N - 1
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL INCOME (FI)

Dividends received (gross)                                   7610
-----------------------------------------------------------------------------------------------------------------------------
Interest receivable on Inter Comp.Loans                      7612
-----------------------------------------------------------------------------------------------------------------------------
Income from other Investments & Loans                        7620
-----------------------------------------------------------------------------------------------------------------------------
Other interest Income                                        7680                     166  714                       190  590
-----------------------------------------------------------------------------------------------------------------------------
Write back of financial provisions:

-  related to Group Investments                              7862
-----------------------------------------------------------------------------------------------------------------------------
-  other financial provisions                                7863
-----------------------------------------------------------------------------------------------------------------------------
Exchange rate gains                                          7660                           37                             10
-----------------------------------------------------------------------------------------------------------------------------
New Profit on Sales of market.securities                     7670
-----------------------------------------------------------------------------------------------------------------------------
          .  Sub total (FI)        VII                                                166  751                       190  600
FINANCIAL EXPENSES (FE)
Amort. & Deprec. Of Group Investments                        6862
-----------------------------------------------------------------------------------------------------------------------------
Other Financial Depreciation                                 6863
-----------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                            6610                     143  631                       164  820
-----------------------------------------------------------------------------------------------------------------------------
Exchange rate losses                                         6660                       2  776                         1  347
-----------------------------------------------------------------------------------------------------------------------------
Net loss on Sales of market.securities                       6670
-----------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (FE)....................VIII                                   146  407                       166  167
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL NET RESULT  VII-VIII =    IX                                                 20  344                        24  433
(PER BOOK)
-----------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY INCOME (EI)

General                                                      7710
-----------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Intangible Assets Selling Price                           7751                       1  375
-----------------------------------------------------------------------------------------------------------------------------
-  Tangible Assets Selling Price                             7752
-----------------------------------------------------------------------------------------------------------------------------
-  Financial Investments Selling Price                       7755
-----------------------------------------------------------------------------------------------------------------------------
-  Other Extraordinary Income                                7780
-----------------------------------------------------------------------------------------------------------------------------
Reversal of Revaluation accounts                             7788
-----------------------------------------------------------------------------------------------------------------------------
Share of Investment grants transferred to the
 current year's profit                                       7770  ///////////////////////////  /////////////////////////////

-----------------------------------------------------------------------------------------------------------------------------
Reversal of Extraordinary Provisions                         7870
-----------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (EI)        X                                                    1  375
-----------------------------------------------------------------------------------------------------------------------------

                                                                             P 2

----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATION              12/98                                                                            18-03-99   16:54

PORO2 - MEDIAPOLIS PORTUGAL                                                                                            SOCIAL

G1.6 - PROFIT & LOSS ACCOUNT (2/2)                                                                                       PTE
----------------------------------------------------------------------------------------------------------------------------
                                                             Head                  YEAR                         YEAR
                                                                                    N                           N - 1
----------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY EXPENSES (EE)

GENERAL                                                      6710                         3                                5
----------------------------------------------------------------------------------------------------------------------------
On Sale of Assets:

-  Net Book Value of Intangib.Assets sold                    6751                       220
----------------------------------------------------------------------------------------------------------------------------
-  Net Book Value of Tangible Assets sold                    6752
----------------------------------------------------------------------------------------------------------------------------
-  Gross Value of Shares sold                                6755
----------------------------------------------------------------------------------------------------------------------------
-  Losses on other Disposals                                 6780
----------------------------------------------------------------------------------------------------------------------------
Provisions provid.by fiscal regulations                      6870
----------------------------------------------------------------------------------------------------------------------------
Other Extraordinary Allowances                               6875                   29  065
----------------------------------------------------------------------------------------------------------------------------
          .  Sub Total (EE)        XI                                               29  288                                5
----------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY NET RESULT X-XI =    XII                                             -27  913                               -5
----------------------------------------------------------------------------------------------------------------------------
PROFIT PER BOOK BEFORE TAX AND                                                       4  491                          10  114
COMBINED OPERATIONS  VI+IX+XII=   XIII
----------------------------------------------------------------------------------------------------------------------------
COMBINED OPERATIONS

Allocated Profit/Transferred Loss   XV                       7550
----------------------------------------------------------------------------------------------------------------------------
Allocated Loss/Transferred Profit  XVI                       6550
----------------------------------------------------------------------------------------------------------------------------
CORPORATION TAX - INCOME TAX                                 6950                    3  475                           4  977
----------------------------------------------------------------------------------------------------------------------------
Provision for Deferred Tax                                   6957
----------------------------------------------------------------------------------------------------------------------------
NET PROFIT (or LOSS)                                         8800                    1  016                           5  137
(XIII+XV-XVI-XVII-XVIII)
----------------------------------------------------------------------------------------------------------------------------

P&L Proforma
------------
Country:  PORTUGAL
------------------
Currency:  ESCUDOS
------------------

                                       Column A         Column B     Column C      Column D = A - B + C    Column E       Column F
                                     -----------------------------------------------------------------------------------------------
                                        Local books     Ale's and reclassification   Havas advertising  Ale's and reclassifications
                                                                                           group
                                     -----------------------------------------------------------------------------------------------
                                      Total Mediapolis   - Y&R   + Euro RSCG Media                     Mediapolis  + Euro RSCG Media
                                     -----------------------------------------------------------------------------------------------
                                           1998                                          1998
                                     -----------------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------------------------
BILLINGS                                          [*]          [*]                             [*]              [*]
                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
CLIENT FEES                                       [*]          [*]             [*]             [*]              [*]
                                     -----------------------------------------------------------------------------------------------
MEDIA INCOME                                      [*]          [*]             [*]             [*]              [*]         [*]
                                     -----------------------------------------------------------------------------------------------
OTHER INCOME                                      [*]          [*]             [*]             [*]              [*]
                                     -----------------------------------------------------------------------------------------------

----------------------------------   -----------------------------------------------------------------------------------------------
TOTAL GROSS INCOME                                [*]          [*]             [*]             [*]              [*]         [*]
----------------------------------   -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
COMPENSATION                                      [*]                          [*]             [*]
                                     -----------------------------------------------------------------------------------------------


                                     -----------------------------------------------------------------------------------------------
Rent & occupancy                                  [*]                          [*]             [*]
Fees and subscriptions                            [*]                          [*]             [*]
Leasings                                          [*]                          [*]
Depreciation                                      [*]                          [*]             [*]
Management fees                                                                [*]             [*]
Travel - entertainment                            [*]                          [*]             [*]
Public relations                                  [*]                                          [*]
New Business expenses                             [*]                          [*]             [*]
Telephone, mail                                   [*]                          [*]             [*]
Tax (other than income tax)                       [*]                                          [*]
Computers                                         [*]                          [*]             [*]
Insurance                                         [*]                          [*]             [*]
Stationery and supply                             [*]                          [*]             [*]
Research                                          [*]                          [*]
Miscellaneous                                     [*]                          [*]             [*]
                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                              [*]          [*]             [*]             [*]
                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
OPERATING EXPENSES RECHARGED TO
SUBSIDIARIES
                                     -----------------------------------------------------------------------------------------------

----------------------------------   -----------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES
----------------------------------   -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------

----------------------------------   -----------------------------------------------------------------------------------------------
DEBIT                                             [*]          [*]             [*]             [*]              [*]         [*]
----------------------------------   -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
  NON OPERATING (Loss)                            [*]                          [*]             [*]
                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
  FINANCIAL Income (exp)                          [*]                                          [*]
                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
  PBT                                             [*]          [*]             [*]             [*]              [*]         [*]
                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
  TAX                                             [*]
                                     -----------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
  NET PROFIT                                      [*]
                                     -----------------------------------------------------------------------------------------------

                                                Column G = D + E + F
                                     ------------------------------------------

                                        Accounting principles in accordance
                                        with Standard valuation method

                                     -----------------------------------------

                                                     1998
                                     -----------------------------------------

                                     -----------------------------------------
  BILLINGS                                                       5,224,432.0
                                     -----------------------------------------

                                     -----------------------------------------
  CLIENT FEES                                                             [*]
                                     -----------------------------------------
  MEDIA INCOME                                                            [*]
                                     -----------------------------------------
  OTHER INCOME                                                            [*]
                                     -----------------------------------------

----------------------------------   -----------------------------------------
  TOTAL GROSS INCOME                                                704,439.2
----------------------------------   -----------------------------------------

                                     -----------------------------------------
  COMPENSATION                                                      216,120.0
                                     -----------------------------------------

                                     -----------------------------------------
  Rent & occupancy                                                   23,714.0
  Fees and subscriptions                                             24,808.0
  Leasings                                                            1,346.0
  Depreciation                                                       10,878.0
  Management fees                                                     1,715.2
  Travel - entertainment                                              7,149.0
  Public relations                                                    3,525.0
  New Business expenses                                                 652.0
  Telephone, mail                                                     7,794.0
  Tax (other than income tax)                                            72.0
  Computers                                                           3,624.0
  Insurance                                                           1,567.0
  Stationery and supply                                               3,284.0
  Research                                                            5,353.0
  Miscellaneous                                                       4,233.0
                                       ---------------------------------------

                                       ---------------------------------------
  TOTAL OTHER EXPENSES                                               99,714.2
                                       ---------------------------------------

                                       ---------------------------------------
  OPERATING EXPENSES RECHARGED TO
  SUBSIDIARIES
                                       ---------------------------------------

----------------------------------     ---------------------------------------
  TOTAL OPERATING EXPENSES
----------------------------------     ---------------------------------------

                                       ---------------------------------------


----------------------------------     ---------------------------------------
  DEBIT                                                             388,605.0
----------------------------------     ---------------------------------------

                                       ---------------------------------------

                                       ---------------------------------------
  NON OPERATING (Loss)                                               -1,621.0
                                       ---------------------------------------

                                       ---------------------------------------
  FINANCIAL Income (exp)                                             -8,158.0
                                       ---------------------------------------

                                       ---------------------------------------
  PBT                                                               378,826.0
                                       ---------------------------------------

                                       ---------------------------------------
  TAX
                                       ---------------------------------------

                                       ---------------------------------------
  NET PROFIT
                                       ---------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                 MEDIAPOLIS UK

                         BALANCE SHEET AS OF 01.01.99

                                                (Pound)'000
Fixed assets

    Investments                                             0
    Tangible assets                                       260

Current assets

    Debtors                                                 0
    Cash                                                  250
                                             ----------------
Net current assets                                        250
                                             ----------------
Total assets less current liabilities                     510

Creditors after one year                                    0
                                             ----------------
Net assets / (liabilities)                                510
                                             ================

Capital and reserves

    Called up share capital                               510
    Share premium                                           0
    Merger reserve                                          0
    Profit and loss account                                 0
                                             ----------------
Total capital employed                                    510
                                             ================

                             MEDIAPOLIS UK
                             -------------
                             CONSOLIDATED PROFIT AND LOSS - DECEMBER 1998
                             --------------------------------------------
                             SUMMARY OF RESULTS
                             ------------------


The December 1998 results are measured against the fourth 1998 budget reforecast of October 1998.

The main variance lines - month only and year to date are as follows : -

                                                           MONTH                               YTD                         04
                                                           -----                               ---                         --
                                                        DECEMBER 1998                      DECEMBER 1998               FULL YEAR
                                                        -------------                      -------------               ---------
                                                ACTUAL      BUDGET     VARIANCE      ACTUAL    BUDGET    VARIANCE        BUDGET
                                                ------      ------     --------      ------    ------    --------        ------
                                                                                                                   ---------------
--------------------------                   -------------------------------------------------------------------------------------
BILLINGS                                           [*]         [*]           [*]        [*]       [*]         [*]           [*]
--------------------------
                                                   [*]
TOTAL INCOME                                                   [*]           [*]        [*]       [*]         [*]           [*]

--------------------------------------
Income/Billings %                                  [*]         [*]                      [*]       [*]                       [*]
--------------------------------------

TOTAL EXPENSES                                     [*]         [*]           [*]        [*]       [*]         [*]           [*]

                                             -------------------------------------------------------------------------------------
OPERATING PROFIT                                   [*]         [*]           [*]        [*]       [*]         [*]           [*]

OPERATING PROFIT %                                 [*]         [*]                      [*]       [*]                       [*]

Interest Expenses                                  [*]         [*]           [*]        [*]       [*]         [*]           [*]
Interest Income                                    [*]         [*]           [*]        [*]       [*]         [*]           [*]
WCRS Interest                                      [*]         [*]           [*]        [*]       [*]         [*]           [*]
Exchange Differences                               [*]         [*]           [*]        [*]       [*]         [*]           [*]
                                             -------------------------------------------------------------------------------------
OPERATING PROFIT BEFORE TAX                        [*]         [*]           [*]        [*]       [*]         [*]           [*]

Non-Operating Costs                                [*]         [*]           [*]        [*]       [*]         [*]           [*]
                                             -------------------------------------------------------------------------------------
NET PROFIT / (LOSS)                                [*]         [*]           [*]        [*]       [*]         [*]           [*]
                                             ----------------------------------------                              ---------------
NET PROFIT / (LOSS) %                              [*]         [*]                      [*]       [*]         [*]           [*]
                                                                                                                   ---------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

IPOLE
-----
CONSOLIDATED PROFIT & LOSS STATEMENT
------------------------------------
12 MONTHS TO DECEMBER 1998
--------------------------

                                                              MONTH                                     YEAR-TO-DATE
                                                              -----                                     ------------
                                                            DECEMBER 1998                         12 MONTHS TO DECEMBER 1998
                                             ACTUAL          4th Revised       VARIANCE        ACTUAL       4th Revised   VARIANCE
                                      ---------------------------------------------------------------------------------------------
BILLINGS                                          [*]                [*]            [*]            [*]            [*]          [*]
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME
Media Commission                                  [*]                [*]            [*]            [*]            [*]          [*]
Other Income                                      [*]                [*]            [*]            [*]            [*]          [*]
WCRS Other Income                                 [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------
TOTAL OPERATING INCOME                            [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------

OPERATING EXPENSES
Compensation                                      [*]                [*]            [*]            [*]            [*]          [*]
Management Recharges                              [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------
Total Compensation                                [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------

Rent & occupancy                                  [*]                [*]            [*]            [*]            [*]          [*]
Fees & subscriptions                              [*]                [*]            [*]            [*]            [*]          [*]
Computer Costs                                    [*]                [*]            [*]            [*]            [*]          [*]
Office Costs                                      [*]                [*]            [*]            [*]            [*]          [*]
Motor Expenses                                    [*]                [*]            [*]            [*]            [*]          [*]
Compensation Reclassification                     [*]                [*]            [*]            [*]            [*]          [*]
Travel & Entertainment                            [*]                [*]            [*]            [*]            [*]          [*]
Own Advertising/Promotions                        [*]                [*]            [*]            [*]            [*]          [*]
Financial Costs                                   [*]                [*]            [*]            [*]            [*]          [*]
EURO RSCG Management Fees                         [*]                [*]            [*]            [*]            [*]          [*]
Client unbillable                                 [*]                [*]            [*]            [*]            [*]          [*]
Bad Debt Provision                                [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------
Total Other Expenses                              [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------

TOTAL OPERATING EXPENSES                          [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------

OPERATING PROFIT                                  [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------

Interest Expenses
Interest Income                                   [*]                [*]            [*]            [*]            [*]          [*]
VCRS interest earnings                            [*]                [*]            [*]            [*]            [*]          [*]
Exchange Differences                              [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------
OPERATING PROFIT BEFORE TAX                       [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------

Non Operating Costs                               [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------
NET PROFIT / (LOSS)                               [*]                [*]            [*]            [*]            [*]          [*]
                                      ---------------------------------------------------------------------------------------------

                                         FULL YEAR      FULL YEAR      FULL YEAR      FULL YEAR     FULL YEAR
                                         4th Revised    3rd Revised    2nd Revised    1st Revised    Original
                                           Forecast       Forecast       Forecast       Forecast      Budget
                                      ----------------  -----------    ------------   -----------   ----------
BILLINGS                                           [*]          [*]            [*]            [*]         [*]
------------------------------------------------------  -----------    ------------   -----------   ----------
OPERATING INCOME
Media Commission                                   [*]          [*]            [*]            [*]         [*]
Other Income                                       [*]          [*]            [*]            [*]         [*]
WCRS Other Income                                  [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------
TOTAL OPERATING INCOME                             [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------

OPERATING EXPENSES
Compensation                                       [*]          [*]            [*]            [*]         [*]
Management Recharges                               [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------
Total Compensation                                 [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------

Rent & occupancy                                   [*]          [*]            [*]            [*]         [*]
Fees & subscriptions                               [*]          [*]            [*]            [*]         [*]
Computer Costs                                     [*]          [*]            [*]            [*]         [*]
Office Costs                                       [*]          [*]            [*]            [*]         [*]
Motor Expenses                                     [*]          [*]            [*]            [*]         [*]
Compensation Reclassification                      [*]          [*]            [*]            [*]         [*]
Travel & Entertainment                             [*]          [*]            [*]            [*]         [*]
Own Advertising/Promotions                         [*]          [*]            [*]            [*]         [*]
Financial Costs                                    [*]          [*]            [*]            [*]         [*]
EURO RSCG Management Fees                          [*]          [*]            [*]            [*]         [*]
Client unbillable                                  [*]          [*]            [*]            [*]         [*]
Bad Debt Provision                                 [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------
Total Other Expenses                               [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------

                                                                                                    ----------
TOTAL OPERATING EXPENSES                           [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------

                                                                                                    ----------
OPERATING PROFIT                                   [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------

Interest Expenses                                                                                         [*]
Interest Income                                    [*]          [*]            [*]            [*]         [*]
VCRS interest earnings                             [*]          [*]            [*]            [*]         [*]
Exchange Differences                               [*]          [*]            [*]            [*]           0

                                      ----------------  -----------    ------------   -----------   ----------
OPERATING PROFIT BEFORE TAX                        [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------

Non Operating Costs                                [*]          [*]            [*]            [*]           0

                                      ----------------  -----------    ------------   -----------   ----------
NET PROFIT / (LOSS)                                [*]          [*]            [*]            [*]         [*]
                                      ----------------  -----------    ------------   -----------   ----------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

CCA
---

-----------------------------------------------------------------      ----------------------------------------------
Gross Income (100% Media)                                  12,662      Compensation
-----------------------------------------------------------------
                                                      -----------
Compensation                                                6,790      Management                               4,611
                                                      -----------
                                                                       Account management
Rent and occupancy                                            488      Planners and Buyers
Depreciation                                                   67      Back office                              2,179
                                                                                                         ------------
Travel - entertainment                                         34                                               6,790
                                                                                                         ------------
Public relations                                               86
Telephone mail                                                 86      Comments:
Tax                                                           170      Management:                3 salaries
Computers                                                     148                                 1 honoraire
Insurance                                                      34      Etude et secreariat        5 salaries
Stationery and supply                                          30                                 1 honoraire
Miscellaneous                                                 333                                 1 cacataire
                                                                       ----------------------------------------------
                                                      -----------
              Total Other expenses                          1,476
                                                      -----------
                                                                       ----------------------------------------------
                                                                       Rent and Occupancy
-----------------------------------------------------------------      ----------------------------------------------
TOTAL OPERATING EXPENSES                                    8,266
-----------------------------------------------------------------
                                                                       Rent                                       488
-----------------------------------------------------------------
EBIT                                                        4,396      Square meter occupied                      156
-----------------------------------------------------------------

ADJUSTMENTS (Mediapolis WW)                                   421      Comments:
                                                                       156 m/2/ facture
-----------------------------------------------------------------
RESULTATS en Compta CCA                                     4,817      180 m/2/ utilise hors salle de reunion
-----------------------------------------------------------------      ----------------------------------------------

                                 Annex 3.5.1.
                                 ------------

                        Representations and warranties
                        ------------------------------

                             (pages 1 through 17)
                             --------------------

                                 Annex 3.5.1.
                                 ------------
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

Corporate matters
-----------------

1.-  Due authorisation.  Each of HA and the MP Shareholders has full power and
     -----------------
     authority to enter into this Contribution Agreement, with all its Annexes and Schedules, as well as each of the other Implementation Agreements executed on the date hereof. The present Contribution Agreement, with all its Annexes and Schedules, as well as each of the other Implementation Agreements executed on the date hereof, have been duly executed by HA and the MP Shareholders, respectively.

2.-  Consent and absence of conflicts.  Except as set forth in clause 3.1 of the
     --------------------------------
     Merger Agreement, the execution of this Contribution Agreement does not require the approval of any third party, entity, authority or institution, either public or private.

3.-  Due incorporation.  The Acquired Companies as described in Schedule A have
     -----------------
     been duly incorporated, are validly existing, have been duly registered, and have full legal personality under the laws of their jurisdiction and their shares may be the object of the present Contribution Agreement. No resolution has been adopted to amend the by-laws of the Acquired Companies nor to request a suspension of payment or the bankruptcy of the Acquired Companies.

4.-  Business conducted.  The Acquired Companies fulfil all the material legal
     ------------------
     requisites to own, lease and operate all of their Company Assets (as defined below). Regarding their ability to act, the Acquired Companies have all the material permits, licences, approvals and authorisations; to conduct their activity. The Acquired Companies are entitled to conduct the Media Business, in accordance with their by-laws.

5.-  Investment in other companies.  Except as set forth in Schedule B (the
     -----------------------------                          -----------
     "Subsidiaries"), the Acquired Companies do not hold any investment in other companies, whether these be private or public companies, nor in any partnership any kind of association ("joint venture"), economic interest grouping, or temporary union of businesses.

6.-  Composition of the share capital.  The share capital of the Acquired
     --------------------------------
     Companies has been described in Annex 3.4 to the Contribution Agreement and all shares are validly issued, fully subscribed and paid up, and not subject to any pledges, liens, charges or other encumbrances or any limitation which could affect the transfer thereof. Except as set forth in Schedule C, there are no:
              ----------

     (a) options, subscription rights, warrants or other rights allowing subscription or acquisition of shares in the Acquired Companies,

(b) securities which are convertible or exchangeable for shares in the Acquired Companies,

     (c) shareholders or third parties that have a right to acquire shares in the Acquired Companies or rights thereto,

(d)  authorisations to issue share capital.

     HA represent and warrants to the MP Shareholders that it has the right to purchase any shares to be sold upon exercise of the stock options granted to management mentioned in Schedule C and these rights are freely
                                ----------
     transferable to New MP and will be transferred to New MP on or prior to Merger Date. The costs of purchase of the stock option shares from the Mediapolis France management in July 1999 shall be borne by HA through an increase in capital in cash of Mediapolis Worldwide S.A. prior to Merger Date.

7.-  Ownership of the Shares.  HA and the MP Shareholders hold, directly or
     -----------------------
     indirectly, just and legitimate title to full ownership of the Acquired Companies and their Subsidiaries (economic and political rights).

8.-  Proof of ownership.  Ownership of the shares in the share capital of the
     ------------------
     Acquired Companies is recorded (clear of all and any pledges, liens, charges or other encumbrances or any limitation which could affect the transfer thereof) in the Acquired Companies' registered shares books or equivalent thereof and is accredited by the public deeds and/or such other documents as required by applicable law.

Company Assets
--------------

9.-  Title to Company Assets.  The Acquired Companies own or have the right to
     -----------------------
     use all tangible assets required for the operation of their business (the "Company Assets"). Those of these Company Assets which are owned by the Acquired Companies can be freely and legally assigned to third parties without limitation, and are clear and free of any pledges, liens, charges or other encumbrances, except when encumbered in the ordinary course of business, e.g. for the purposes of obtaining bank financing.

10.-  Agreements entered into by the Acquired Companies.  The Acquired
      -------------------------------------------------
      Companies have not entered into any material agreement unrelated to the operation of their business. All material agreements were entered into in all material respects according to market terms as they existed at the time of execution of such agreements, taking into account specific advantages that may have been granted to the third party for reasonable commercial reasons.

11.-  Leases.  To the extent offices not leased or sub-leased by the
      ------
      Acquired Companies, are presently used by the Acquired Companies, HA and the MP Shareholders represent and warrant that the Acquired Companies shall be able to use such office space as if it were the lessee or the sub-lessee thereof, including the right to negotiate a reasonable market-rate rent to be paid, if necessary.

Computer System
---------------

12.-  Computer System.  (a) All computer hardware and software, as well as the
      ---------------
      programs necessary to run them (here collectively referred to as "Computer System"), are in reasonable working order and have been adequately looked after and maintained to ensure the reasonable performance of the Computer System.

      (b) Arthur Andersen has reviewed the Computer Systems of the Acquired Companies regarding compliance with year 2000 requirements. Both Parties have exchanged said Arthur Andersen reports detailing potential non-compliance issues. HA and/or, the MP Shareholders, as the case may be, will indemnify New MP for any costs incurred by New MP in the excess of FF 4 million as a result of non-compliance issues that have not been disclosed in the Arthur Andersen report provided by such Party.

      (c) The use of the Computer System (especially the software) by the Acquired Companies does not depend on contracts or legal relations with third parties, except any user licenses.

Financial Accounts; Undisclosed Liabilities
-------------------------------------------

13.- Each of HA (in respect of the HA Acquired Companies) and the MP Shareholders (in respect of Media Planning) represents and warrants as follows:

      (i) that the financial accounts of the Acquired Companies (the "1998 Financial Accounts"), which exclude assets that are not to be contributed pursuant to the Merger Agreement and are attached to the Contribution Agreement pursuant to

            Clause 3.4, have been prepared in accordance with the accounting principles and practices generally applied in the relevant jurisdictions,

     (ii) that, on the basis of such accounting principles, the 1998 Financial Accounts give a true and fair view of the financial condition of the Acquired Companies as at 31st December 1998 and the results of their operations and changes in financial condition for the period then ended.

14.- Undisclosed liabilities.  HA shall be solely responsible for and
     -----------------------
     undertakes to New MP to indemnify and hold New MP harmless and to keep New MP fully indemnified on demand against any decrease in assets or increase in liabilities of the HA Acquired Companies as compared to the values and amounts of the assets and liabilities of such Acquired Companies as set forth in the relevant 1998 Financial Accounts, provided only that any such decrease or increase is based upon facts or circumstances having their origin prior to 31st December 1998.

     Similarly, the MP Shareholders shall be solely responsible for and undertake to New MP to indemnify and hold New MP harmless and to keep New MP fully indemnified on demand against any decrease in assets or increase in liabilities of Media Planning as compared to the values and amounts of the assets and liabilities of Media Planning as set forth in the 1998 Financial Accounts of Media Planning, provided only that any such decrease or increase is based upon facts or circumstances having their origin prior to 31st December 1998.

15.- Ongoing activity.  Except for reorganizations made pursuant to the Merger
     ----------------
     Agreement, from January 1st, 1999 (i) until the Merger Date the activity of the Acquired Companies has been and will be carried out in the ordinary course of business, and (ii) until the date hereof no material adverse change or event has occurred which could significantly affect negatively the business activity of the Acquired Companies taken as a whole.

 Employment and Labour Matters
 -----------------------------

16.- Aspects of labour and employment.  (a) The staff of the Acquired Companies
     --------------------------------
     and the personnel transferred pursuant to migration are exclusively those included in the compensation cost established in the EBITDA used for the valuation of all Media Business Contributions (the "Personnel").

     (b) Except for the managers listed in Schedule D, the labour agreements, or
                                           ----------
     similar agreements, of the Personnel follow market practice in all material respects. Except for the aforementioned managers, there are no termination compensations other than those provided for by applicable regulations, and there are no pension arrangements or similar obligations which are not reflected in 1998 Financial Accounts.

      (c) The Acquired Companies are up-to-date with payment of all their obligations to the Personnel, except salary and expenses. HA and the MP Shareholders declare that there is no significant labour unrest by the Personnel.

      (d) The Acquired Companies materially fulfil all applicable occupational health and safety and occupational hazard regulations.

Migration
---------

17.- HA represents and warrants that all assets transferred to New MP pursuant to migration are all and only the necessary assets (other than the shares of Euro RSCG Limited) to carry out the business transferred pursuant to migration as it was carried out in 1998.

18.- No liabilities or obligations of any kind shall be transferred to New MP pursuant to migration, except those derived from the labour relationships of the personnel effectively transferred and contractual obligations deriving out of contracts effectively transferred pursuant to migration. New MP will not be subject to any additional liability or obligation derived from migration as defined in the Contribution Agreement.

Representation and warranties by the MP Shareholders with respect to New MP
---------------------------------------------------------------------------

19.- Due incorporation.  New MP has been duly incorporated, is validly existing,
     -----------------
     has been duly registered, and has full legal personality under the laws of the Kingdom of Spain, and the information with respect to New MP as described in Schedule E hereto is true and correct. No resolution has been adopted to amend the by-laws and no request has been made for a suspension of payment or the bankruptcy of New MP.

20.- Business conducted.  New MP fulfils all the material requisites to own,
     ------------------
     lease and operate all of its company assets, which at the Merger Date only consist of the shares in MP. Regarding its ability to act, New MP has all the requisite material permits, licences, approvals and authorisations to conduct its activity and New MP will be entitled on the Merger Date to conduct, whether directly or indirectly, the Media Business, in accordance with its by-laws.

21.- Investment in other companies.  Except for the shares in MP, New MP does
     -----------------------------
     not hold an investment in other companies, whether these be private or public limited companies, nor in any partnership, any kind of association ("joint venture"), economic interest grouping, temporary union of businesses.

22.- Share capital.  The shares in the share capital of New MP as per the
     -------------
     date hereof has been correctly described in Schedule F and furthermore
                                                 ----------
     there are no:

     (a) options, subscription rights, warrants or other rights allowing subscription or acquisition of shares in New MP,

     (b) securities which are convertible or exchangeable for shares in New MP,

     (c) shareholders or third parties that have a right to acquire shares in New MP,

     (d) authorisations to issue share capital.

     On the Merger Date the shares to be issued to HA pursuant to this Contribution Agreement will be validly issued, fully subscribed and paid up, and not subject to any pledges, hens, charges or other encumbrances or any, limitation which could affect the transfer thereof and furthermore there will be no:

     (a) options, subscription rights, warrants or other rights allowing subscription or acquisition of shares in New MP,

     (b) securities which are convertible or exchangeable for shares in New MP,

     (c) shareholders or third parties that have a right to acquire shares in New MP,

     (d) authorisations to issue share capital.

23.- General indemnity with respect to liabilities of New MP.  The MP
     -------------------------------------------------------
     Shareholders represent and warrant that New MP will not on Merger Date hold any assets, except for the shares in MP, nor will have any liabilities, other than its share capital. The MP Shareholders undertake to indemnify and keep indemnified HA from and against all claims, liabilities (whether civil or criminal), losses, costs and expenses howsoever incurred or suffered by HA which may at any time arise out of or in connection with the activities or business carried out by New MP at any date prior to the Merger Date.

Representations made by HA with respect to reorganisation issues
----------------------------------------------------------------

24.- United Kingdom.  (a) HA undertakes to indemnify and keep indemnified New MP
     --------------
     from and against all claims, liabilities (whether civil, criminal or tax), losses, costs and expenses howsoever incurred or suffered by any of New MP, Mediapolis UK Limited or Euro RSCG Limited which may at any time arise out of or in connection with the activities or business carried out by Mediapolis UK Limited or Euro RSCG Limited at any date prior to the date hereof and HA warrants that as of the date hereof Euro RSCG Limited is a shell company which does not hold any assets nor have any liabilities.

     (b) HA undertakes to indemnify and keep indemnified New MP from and against all claims, liabilities (whether civil, criminal or tax), losses, costs and expenses howsoever incurred or suffered by any of New MP, Mediapolis UK Limited or Euro RSCG Limited which may at any time arise out of or in connection with the pre-sale reorganisation of the UK business of HA.

     (c) For the purposes of this paragraph 24 New MP shall be deemed to include its respective affiliates, successors, permitted assigns as well as its directors, officers, employees and agents.

     (d) Prior to Merger Date HA will provide 1998 audited Accounts for both Mediapolis UK Limited (if incorporated prior to January 1st, 1999) and Euro RSCG Limited, with no qualifications from the auditors.

25.- Havas North America, Inc.  If the Interim Committee (as the defined in the
     ------------------------
     Shareholders Agreement) should approve the contribution of Havas North America, Inc., Havas will make the following representations and warranties with respect to said company:

     (i)  Due incorporation. Havas North America, Inc. has been duly
     ----------------------
     incorporated, is validly existing, has been duly registered, and has full legal personality under the laws of the relevant State of the United States of America. No resolution has been adopted to amend the by-laws and no request has been made for a suspension of payment or the bankruptcy of Havas North America, Inc.

     (ii) Business conducted. Havas North America, Inc. fulfils all the material
     -----------------------
     requisites to own, lease and operate all of its company assets, which only consist of the shares in SFM Media LLC. Regarding its ability to act, Havas North America, Inc. has all the requisite material permits, licences, approvals and authorisations to conduct its activity and Havas North

     America, Inc. will be entitled on the Merger Date to conduct, whether directly or indirectly, its Media Business, in accordance with its by-laws.

     (iii) Investment in other companies. Except for the shares in SFM Media
     -----------------------------------
     LLC, Havas North America, Inc. does not hold an investment in other companies, whether these be private or public limited companies, nor in any partnership, any kind of association ("joint venture"), economic interest grouping, temporary union of businesses.

     (iv) Share capital. The shares in the share capital of Havas North America,
     ------------------
     Inc. are validly issued, fully subscribed and paid up, and not subject to any pledges, charges or other encumbrances or any limitation which could affect the transfer thereof and furthermore there are no:

     (a) options, subscription rights, warrants or other rights allowing subscription or acquisition of shares in Havas North America, Inc.,

     (b) securities which are convertible or exchangeable for shares in Havas North America, Inc.,

     (c) shareholders or third parties that have a right to acquire shares in Havas North America, Inc.,

     (d) authorisations to issue share capital.

     (v) Financial accounts. The 1998 financial accounts of Havas North American
     ----------------------
     Inc. have been prepared in accordance with the accounting principles and practices generally applied in the United States of America and on the basis of such accounting principles, the 1998 financial accounts give a true and fair view of the financial condition of Havas North America Inc. as 31st December 1998.

     (vi) General indemnity with respect to liabilities of Havas North America,
     --------------------------------------------------------------------------
     Inc. HA undertakes to indemnify and keep indemnified the MP Shareholders
     ----
     from and against all claims, liabilities (whether civil or criminal), losses, costs and expenses howsoever incurred or suffered by the MP Shareholders which may at any time arise out of or in connection with the activities or business carried out by Havas North America, Inc. at any date prior to the Merger Date.

Miscellaneous
-------------

26.- Extension.  The representations and warranties given by HA and the MP
     ---------
Shareholders in the present Contribution Agreement and its Annexes and Schedules with respect to the Acquired Companies shall include each and every Acquired Company as well as its Subsidiaries.

                               List of Schedules
                               -----------------

Schedule A - Acquired Companies
Schedule B - Subsidiaries
Schedule C - Option rights
Schedule D - List of managers with special labour arrangements
Schedule E - Description of New MP
Schedule F - Description of the share capital New MP

                                  Schedule A
                                  ----------

                              Acquired Companies
                              ------------------

HA Acquired Companies:
----------------------
1.   Mediapolis Worldwide, S.A.
2.   Mediapolis UK Limited
3.   Mediamaatwerk B.V.
4.   Mediapolis Mediapressing S.r.l.
5. SFM Media LLC or Havas North America, Inc., if approved by the Interim Cornmittee
6.   Mediapolis Espana, S.A. (to be purchased)
7.   Mediapolis Prestacao de Servicios Publicitarios, Lda.

MP Shareholders Acquired Companies:
-----------------------------------
1.   Media Planning, S.A.

                             [CHART APPEARS HERE]

*COMPANIES OUT OF THE AGREEMENT

                      STRUCTURE OF CONTRIBUTION TO NEW MP

                             [CHART APPEARS HERE]

                      Structure of Contribution to New MP

                                MP Subsidiaries

                             [CHART APPEARS HERE]

Note: Percentages include shares held by directors for the purpose of their appointment as required by law and for the by-laws.

                                  Schedule C

                                 Option rights


COMPANY             BENEFICIARIES           NUMBER OF      EXERCISE
                                            SHARES         DATE

-------------------------------------------------------------------------------

MEDIAPOLISSA        M. GRANDJEAN            270            Between July 1/st/
                                                           and July 31, 1999

                    B. de LESTAPIS          161            "
                    E. Curtil               88             "
                    J.L. MESPOULET          124            "
                    C. DARDELET             88             "

MCBB                P. DORE                 750            Between December
                                                           24/th/, 2001 and
                                                           January 23/rd/, 2002

MEDIAMAATWERK       H. de RIJK              910            December 2003
                    M. GOTTMER              910            December 2003

                                  Schedule D

             List of HA managers with special labour arrangements

Position                                           Name
CEO Media Operations                        Didler Colmet Daage
CEO Mediapolis WW                           Michel Grandjean
CFO Media Operations                        Richard Pace
CEO Medipolis France                        Betrand de Lestapis
CEO Concerto                                Laurent Le Merle
CEO MCBB                                    Pierre Dore
CEO Mediapolis UK                           Bob Offen
CEO Mediapolis Spain                        Miguel Jorques
CEO SFM                                     Bob Frank
                                            Marc Mendoza

The special labour arrangements have been disclosed to the MP Shareholders prior to the execution of this agreement.

                                  Schedule E
                                  ----------

                             Description of New MP
                             ---------------------

Full name of the company:          Inversiones y Servicios Publicitarios,
------------------------           S.A.

Governing law:                     Spain.
-------------

Type:                              Sociedad anonima. ("limited liability
----                               company").

Office address:                    Madrid (Spain), calle Alberto Alcocer
--------------                     n degree 10, Apt. 3 B.

Registration:                      Trade Register in Madrid, volume 8661
------------                       general, 7529 of the third section of the
                                   Company register, folio 95, page number
                                   82483-2

Shares:                            63,000,000 ptas., numbers 1 - 63,000 of
------                             1,000 ptas.

Company's Fiscal number:           A-78809662
-----------------------

                                  Schedule F
                                  ----------

        Description of the share capital New MP as per the date hereof
        --------------------------------------------------------------

Presently held by Advertising Antwerpen:

62,998 shares in the share capital of MP, with a nominal value of one thousand pesetas (1,000 ptas.) each, numbers 1 to 62,998 inclusive

2 shares are "autocartera" (held by New MP in its own share capital).

                                 Annex 3.5.2.
                                 ------------

                    Proportional Liability MP Shareholders
                    --------------------------------------
                (subject to changes in shareholdings of New MP)

Deya                                         40%

Advertising Antwerpen                        30.5%

Compania de Cartera e Inversiones            20%

Cantabro Catalana                             5%

Martinez-Rovira                               4.5%
("solidario" among themselves)

                             ACCOUNTING PRINCIPLES

In accordance with clause 1.5.1.2. of the 29 November 1998 Merger Agreement, the purpose of these instructions is to define the various sections of the profit & loss media package whose format was used by the Parties in the Merger Agreement (see Appendices C and D) and will be the basis for MP and HA Media Business Valuation.

Words and expressions used in these instructions shall have the meanings attributed thereto in the Merger Agreement and in the media package.

I.   Definitions of accounting principles for Standard Valuation Method

     A.  Profit & Loss - EBITDA

         Important preliminary notice:
         The EBITDA defines as Earnings before Interest, income Tax, Depreciation and Amortization. As the media package shows, it clearly excludes as well the non-operating items.

         A precise definition for each of these lines is developed below.

         However, the International Accounting Standards (IAS) define the Extraordinary Items as:
         those income expenses arising from events or transactions that are clearly distinct from the ordinary activities of the enterprise and these are not expected to recur frequently or regularly.

         Based on this definition, the Parties agree that the three critical principles for a revenue or an expense to be included in Earnings are:

               -  clear connection with the media business,

               - consistency with the accounting principles applied in the statutory accounts of Media Planning and Havas Media, respectively, except for Mexico in which case will apply Spanish accounting principles.

                  By exception to this rule, material one-time non-recurring items are to be excluded from EBITDA.

               - comparability: certain operating incomes or expenses may be structured so that they are excluded from the above definition and create a lack for comparability.

                  The items that must be restated for comparability are the following:

                  - rental building on one side, ownership of building on the other. The companies which own the building, will include in the EBITDA the estimate cost of its rental, based on a independent valuation. The building value, which will be determined by an independent expert, will be a positive adjustment in the computation of the average cash position.

               - depreciation of hardware and software on one side, invoicing from a third party on the other.

               - top management cars in rental expense on one side, and in depreciation on the other.

                  Lack of comparability may also come from differences in accounting principles. The main accounting principles to be followed are set forth below. They may result in adjustments to statutory accounts which will be reported to the parties when identified by AA in the course of their work.

               - The incomes and expenses of the companies not included in the merger agreement will be restated in the EBITDA computation.

          Another key accounting principle driving these instructions deals with cut-off : revenues and expenses included in the EBITDA clearly must relate to 1998.

          The exchange rate to be used for the consolidation of all entities is the average exchange rate of 1998, for both the EBITDA and the average cash computation.


     1.   Billings

          Billings are deemed to relate to net production, net of agency discount, managed by the Company, whether this production be billed to the client by the Company or whether it be billed directly by the medium.

     2.   Gross Income:

            [*]



 * Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

[*]






 * Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

[*]





 * Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

[*]



 * Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

[*]



     3.  Compensation:

         Operating employees appearing on other company's payroll but fully dedicated to the media business must be taken into account.

               - the total salary (fixed and variable component) social charges included will appear in the Salaries lines,

               - the Profit Sharing shall include contractual and legal profit sharing plan.

               - the Others remuneration will comprise all the fringe benefits (corporate car, health insurance policy, ...).



* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

               - Stock Option Plans and Long-Term Incentive Plans granted to Media employees:

          Expenses related to Stock Option Plan must be recorded in the Profit&Loss account for the period provision.

          Expenses related to Long-Term Incentive Plan and management bonuses will also be recorded in the Profit&Loss account for the period provision. That provision will be reduced by an extraordinary amount, equivalent to 383.000 Sterling Pounds for HA UK, 1.330.000 French Francs for HA France and 125.000.000 Pesetas for MP Spain. These extraordinary amounts will be deducted from the EBITDA computation and will only be reduced for MP Spain from the net average cash position, because in the case of HA, those extraordinary amounts will be directly paid by HA in 1999. The LTIP computation will be based on the P/L restated to take into account the accounting principles defined in this document.

          Retirement Indemnities and Pension Plans
          After retirement, salaried employees receive pensions through retirement programs which comply with the laws and customs of the various countries. The commitments must be provided for as reserves or appropriate contributions paid to independent retirement funds and to government agencies which take care of pensions.

          The present value (past and future service cost) of the future probable cash flows arising from retirement legal applicable and expected cash flows will be deducted from the average net cash, and will be a market value determined by an actuarial method.

          This calculation will be prepared by Havas Advertising, and reviewed by AA Paris' department specialized in actuarial computations or any other independent expert agreed by the parties.

          This calculation will be made available for a review by AA Madrid's actuarial department if required by MP.

          The expenses recorded in the 1998 statutory accounts in this respect will be excluded for the purpose of the proforma accounts.

4.   Other Expenses:

          - Rent and Occupancy: expenses arising from the office premises. HA group fully rents its buildings (rent recorded in other expenses), whereas MP group operates its buildings partly through direct ownership (amortization charge), and partly through finance lease (restated in amortization charge and interest expense). In order to have a consistent approach, a rental value of MP group buildings will be determined based

          - on an expert appraisal report, and this rental expense will be recorded, after cancellation of the amortization charge and interest expense existing in the books.

          - Research: relating computer costs (hardware, software, maintenance), subscription to specific databases (coverage measurement, ...) and other industry-specific expenses. In the case of HA group, which currently records in Other Expense the whole invoice from Havas Advertising computer subsidiary (Informatique & Communication), the amortization part of this cost (mentioned on each invoice) will be restated in the Amorization line.

          - Management fees paid to a group headquarters. Their nature, basis for calculation and rate will have to be detailed separately. All the fees paid in relation to recurrent services will be included in the EBITDA computation.

          - The write-off of 1998 receivables generated in 1998 will be included in the EBITDA computation.

5.   Non-Operating Expenses

     Should include any other extraordinary or unusual items i.e. not relating to the normal operation of the company and non-recurring items such as:

          -    the capital gains or losses on sales of assets,

          - the severance payments for dismissed employees, only in case of collective redundancy plan and redundancy of a member of the top management. Ordinary payment for dismissed employees must be included in the EBITDA computation.

          -    the write-off of receivables generated in previous years.

          - any other movement in provision for risks or charges, except the ones which have been referred to above.

6.   Financial Income:

     All the components of the accounting Financial Income section must be included in this line, except the discounts obtained from media for early payment (restated in EBITDA according to the Merger Agreement) net of the discounts granted to clients for down payments and the late payment interests paid by clients:

          - financial income arising from the difference between the clients and the suppliers payment dates (media float),

          -    dividends received,

          - others (capital gains/losses on sales of securities, allowance for unrealized losses on investments),

          - foreign exchange gains & losses corresponding to the difference between the foreign exchange rates at invoice date and the rates at payment date.


7.   Other important items

     The fees relating to this Merger must be detailed on a separate table mentioning the nature, amount and consultant. These fees will be excluded from EBITDA computation, and will be subject to a separate arrangement.

     The remuneration scheme of each manager must be reported on a separate memorandum showing the variance from 1997 for each of its components.


B.   Net Cash

     -    The net cash comprises the following:

          -    cash at hand, cash in bank and marketable securities,

          - bank debt of any kind and maturity date (including therefore bank overdrafts),

          - loans and borrowings with intercompany entities (not balances related to trade operations), providing that these intercompany amounts do not eliminate with another entity for which a media package is prepared (e.g.: intercompany loan to Havas Advertising),

          -    debt corresponding to finance lease restated,

          - adjustments and restatements made to EBITDA, with impact on the net cash,

          - for trade receivables discounted at bank, the discount fee must be restated from interest expense to other expenses, but the average balance of those trade receivables discounted at bank will not be considered in the net average cash position.

          - All items deemed to be part of net cash in the definitions set forth in the paragraphs above must be added to or deducted from the average net cash.

          - All assets whose rental and renting were restated in the EBITDA computation for comparability reasons, will be adjusted in the average net cash position.

     -    the average cash is calculated as follows:

          -    average of daily balances over the month,

          -    then, average of monthly averages obtained, over the year.

     - the net cash item balance to be used is the balance per bank (where applicable, not per the accounting books), and taking into account the actual day of record of each transaction for the bank (in France, a 1 to 3-day difference, called "Jours de valeurs" exists). In other words, the daily positions to be used are those corresponding to the basis for the calculation of interests.

          As a matter of fact, a reconciliation between the average net cash and the net interests expense (or revenue) over 1998 must be prepared in the following format (to be more detailed if required):

          average net cash obtained x average interest rate applicable

          = net interest revenue (or expense) of 1998.

          The companies will provide a full detailed computation of the average net cash position together the corresponding balance sheet that supports the figures, except for HA UK where an opening balance as of 01/01/99 will be provided.

          Cash HA UK and HA Portugal will be determined in accordance with the agreement between both parties as detailed in the Supplemental Agreement.

          An AA team will review and will submit an opinion about the Project Cost value calculated for the valuation of the following companies:
          MP Argentina, MP Colombia and HA Italy.

     For the purposes of identifying the executed copies of this Agreement, the Parties have requested Mr. Jean Reynaud or Mr. Richard Pace for HA and Mr. Sanchez-Pedreno or Mrs. Jacqueline Bulder for the MP Shareholders and New MP to initial the final versions of this Agreement as a consequence whereof the Parties have only executed the execution page of this Agreement.

     Barcelona March 22/nd/, 1999.

     ADVERTISING ANTWERPEN B.V.

     /s/ Leopoldo Rodes Castane
     --------------------------
     by authorised signatory


     CALLE ARCOS, S.L.

     /s/ Fernando Rodes Vila
     -----------------------
     by authorised signatory

     CANTABRO CATALANA DE INVERSIONES, S.A.

     /s/ Francisco Gonzalez-Robatto Fernandez
     ----------------------------------------
     by authorised signatory


     COMPANIA DE CARTERA E INVERSIONES, S.A.

     /s/ Manuel Esteve Claramun
     --------------------------
     by authorised signatory


     DEYA, S.A.

     /s/ Enrique Pinel Lopez
     --------------------------
     by authorised signatory


     HAVAS ADVERTISING, S.A.

     /s/ Alain de Pouzilhac
     ---------------------------
     by authorised signatory


     MARTINEZ-ROVIRA

     /s/ Jose Martinez-Rovira Vidal
     ------------------------------
     by authorised signatory


     INVERMARO, S.L.

     /s/ Jose Martinez-Rovira Vidal
     ------------------------------
     by authorised signatory